UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.      )
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Soliciting Material Pursuant to §240.14a-12

Hyatt Hotels Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Annual Meeting of Stockholders and
Proxy Statement
Wednesday, May 20, 2026 at 9:30 a.m., Central Time

WORLD OF HYATT.

LUXURY
PARK HYATT® · Alila. · MIRAVAL. · IMPRESSION BY SECRETS · THE UNBOUND COLLECTION BY HYATT

LIFESTYLE
ANdAZ. · THOMPSON® HOTELS · The Standard* · DREAM® HOTELS · The Standard X · breathless RESORTS & SPAS® · JdV BY HYATT® · BUNKHOUSE® HOTELS · me and all hotels

INCLUSIVE
ZOËTRY® WELLNESS & SPA RESORTS · HYATT ZIVA® · HYATT ZILARA® · SECRETS® Resorts & Spas · DREAMS® Resorts & Spas · HYATT vivid HOTELS & RESORTS · BAHIA PRINCIPE™** HOTELS & RESORTS · ALUA HOTELS & RESORTS® · SUNSCAPE® RESORTS & SPAS

CLASSICS
GRAND HYATT® · HYATT REGENCY® · DESTINATION BY HYATT® · HYATT CENTRIC® · HYATT VACATION CLUB · HYATT®

ESSENTIALS
Caption® BY HYATT · unscripted BY HYATT · HYATT PLACE® · HYATT house® · HYATT studios® · HYATT SELECT · UrCove by HYATT 逸扉酒店

BE MORE HERE

*Learn which hotels are participating at hyatt.com/standard.

**Coming soon to World of Hyatt.

150 North Riverside Plaza, Chicago, IL 60606 • Tel: (312) 750-1234
www.hyatt.com
April 2, 2026
Dear Stockholder:
You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation, which will be held online via live webcast, on Wednesday, May 20, 2026, at 9:30 a.m., Central Time. The Annual Meeting will be held as a virtual meeting only, and you will not be able to attend the Annual Meeting in person. We believe that the environmentally-friendly virtual meeting format will provide expanded access, improved communication, and cost savings for our stockholders and Hyatt.
In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting. You will be able to vote your shares electronically and submit questions electronically during the meeting. The Annual Meeting live webcast will begin promptly at 9:30 a.m., Central Time, on May 20, 2026.
At the Annual Meeting you will be asked to (1) elect three directors to our Board of Directors, (2) ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm, (3) vote on a stockholder proposal, as described in this proxy statement, (4) approve, on an advisory basis, the compensation paid to our named executive officers, and (5) transact any other business as properly may come before the Annual Meeting or any adjournment or postponement thereof.
It is important that your shares be represented and voted whether or not you plan to virtually attend the Annual Meeting. You may submit a proxy to vote on the Internet, by telephone or by completing and mailing a proxy card. Submitting a proxy to vote over the Internet, by telephone or by written proxy will ensure your shares are represented at the Annual Meeting. If you do virtually attend the Annual Meeting, you may revoke your proxy should you wish to vote virtually at the Annual Meeting. Please read the enclosed information carefully before voting.
Sincerely,
Mark S. Hoplamazian
Chairman, President and Chief Executive Officer

HYATT HOTELS CORPORATION
150 North Riverside Plaza,
Chicago, Illinois 60606
Notice of Annual Meeting of Stockholders
To Be Held May 20, 2026
NOTICE HEREBY IS GIVEN that the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Hyatt Hotels Corporation (“Hyatt”) will be held online via live webcast on Wednesday, May 20, 2026, at 9:30 a.m., Central Time. In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting. At the virtual meeting, stockholders will act on the following matters:
1.
Election of three directors to hold office until the 2029 annual meeting of stockholders;

2.
Ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for the fiscal year ending December 31, 2026;

3.
A stockholder proposal, as described in this proxy statement;

4.
An advisory vote to approve the compensation paid to our named executive officers; and

5.
Any other matters that may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

Information relating to the above matters is set forth in the attached proxy statement. Stockholders of record at the close of business on March 23, 2026 are entitled to receive notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.
This Notice of Annual Meeting of Stockholders, proxy statement, and proxy card are being sent to stockholders beginning on or about April 2, 2026.
Thank you for your ongoing support of Hyatt Hotels Corporation.
Margaret C. Egan
Executive Vice President, General Counsel and Secretary
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 20, 2026.
The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2025 are available at www.proxydocs.com/h.
PLEASE CAREFULLY READ THE ATTACHED PROXY STATEMENT. EVEN IF YOU PLAN TO VIRTUALLY ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, EXECUTE, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES. YOU MAY ALSO SUBMIT A PROXY TO VOTE ELECTRONICALLY VIA THE INTERNET OR BY TELEPHONE BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD. IF YOU DO SO BY INTERNET OR TELEPHONE, THEN YOU NEED NOT RETURN A WRITTEN PROXY CARD BY MAIL. STOCKHOLDERS WHO VIRTUALLY ATTEND THE ANNUAL MEETING MAY REVOKE THEIR PROXIES AND VOTE VIRTUALLY AT THE ANNUAL MEETING IF THEY SO DESIRE.

HYATT HOTELS CORPORATION
150 North Riverside Plaza
Chicago, Illinois 60606

PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 20, 2026

The Board of Directors of Hyatt Hotels Corporation (referred to herein as “Hyatt,” “we,” “us” or the “Company”) solicits your proxy to vote at the 2026 Annual Meeting of Stockholders (the “Annual Meeting”), and at any adjournments or postponements thereof. The Annual Meeting will be held on Wednesday, May 20, 2026, beginning at 9:30 a.m., Central Time, online via live webcast. In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting. This proxy statement is first being released to stockholders by the Company on or about April 2, 2026.
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to be Held on May 20, 2026.
The proxy statement for the Annual Meeting and Annual Report for the fiscal year ended December 31, 2025 are available at www.proxydocs.com/h.
PROXY STATEMENT SUMMARY
This summary highlights information contained elsewhere in this proxy statement. This summary does not contain all information you should consider. Please read the entire proxy statement carefully before voting.
Annual Meeting of Stockholders

The Annual Meeting will be held online via live webcast on Wednesday, May 20, 2026, beginning at 9:30 a.m., Central Time.
You may attend the Annual Meeting only if you were a holder of record of our common stock at the close of business on March 23, 2026, the record date, or are a duly authorized proxy or representative thereof. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” beginning on page 71.
Voting Recommendations of the Board

Hyatt Hotels Corporation   |   2026 Proxy Statement   1

Director Nominees

Each director nominee is listed below, and you can find additional information in the section titled “Corporate Governance — Proposal 1 — Election of Directors” beginning on page 3.
Name	Age	Director Since	Board Committee(s)
CLASS II
Gianni Marostica	64	2026	—
Heidi O’Neill	61	2023	Talent and Compensation
Richard C. Tuttle	70	2004	Nominating and Corporate Governance (Chair), Audit
Key Features of Our Executive Compensation Program

•
Pay-for-performance strategy that focuses on variable pay over fixed pay.

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A mix of short- and long-term incentives that is weighted such that a significant percentage of total opportunity is in the form of long-term equity awards linked to long-term stockholder return.

•
Alignment of executive officer and stockholder interests by providing equity based compensation in the form of time-vested stock appreciation rights, time-vested restricted stock units, and performance-vested restricted stock units which, together, encourage a focus on earnings, returns, and long-term stockholder value while incentivizing continued employment.

•
Annual incentive plans that include a mix of enterprise and individual performance metrics, including non-financial measures.

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No hedging of our stock by our named executive officers, directors, officers, and certain other individuals.

•
Share ownership requirements that align the long-term interests of named executive officers and directors with the interests of stockholders.

•
No “single trigger” severance or equity acceleration upon a change in control.

Stockholder Outreach

We believe that long-term stockholder value is supported by ongoing dialogue with the Company’s stockholders and the broader investment community. We value the perspective of our stockholders and will continue to seek their input on an ongoing basis. For additional information, see “Corporate Governance — Stockholder Outreach” on page 12.
World of Care

World of Care is our global approach to advancing care for people, the planet, and responsible business. See “Corporate Governance — World of Care” on page 12 for additional information.

2   Hyatt Hotels Corporation   |   2026 Proxy Statement

CORPORATE GOVERNANCE
Proposal 1 — Election of Directors

Hyatt’s Amended and Restated Certificate of Incorporation provides that the total number of members of the Board of Directors shall consist of not less than five nor more than 15 members, with the precise number of directors to be determined by a vote of a majority of the entire Board of Directors. At present, the Board of Directors has fixed the number of members of the Board of Directors at 12. Thomas J. Pritzker, a Class II director, will not stand for re-election as a director at the Annual Meeting. In connection with Mr. Thomas J. Pritzker’s departure from the Board of Directors, the Board of Directors has determined to decrease the number of members of the Board of Directors to 11, effective upon the expiration of Mr. Thomas J. Pritzker’s term. Hyatt’s Amended and Restated Certificate of Incorporation further provides that the Board of Directors will be divided into three classes, as nearly equal in number as is practicable, designated Class I, Class II, and Class III. Members of each class of the Board of Directors are elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election, with each director to hold office until his or her successor is duly elected and qualified.
In accordance with the recommendation of the Nominating and Corporate Governance Committee, the Board of Directors has unanimously nominated each of Gianni Marostica, Heidi O’Neill, and Richard C. Tuttle, the three incumbent Class II directors whose terms expire at the Annual Meeting, to stand for re-election to the Board of Directors. Each of Ms. O’Neill and Messrs. Marostica and Tuttle have been nominated to hold office until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified. Unless otherwise instructed by the stockholder, the persons named in the enclosed proxy card will vote the shares represented by such proxy for the election of the nominees named in this proxy statement. A plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors.
Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board of Directors may designate a substitute nominee or substitute nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees). Alternatively, the Board of Directors may reduce the size of the Board of Directors or allow the vacancy or vacancies to remain open until a suitable candidate or candidates are identified by the Board of Directors.
The Board of Directors unanimously recommends that the stockholders vote “FOR” each of Gianni Marostica, Heidi O’Neill, and Richard C. Tuttle as Class II directors to serve and hold office until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified.

Hyatt Hotels Corporation   |   2026 Proxy Statement   3

Our Board of Directors
Set forth below is information regarding the business experience of each of our directors that has been furnished to us by the respective director. Each director has been principally engaged in the employment indicated for the last five years unless otherwise stated. Also set forth below for each director is a discussion of the experience, qualifications, attributes, or skills that led the Board of Directors to conclude that the director is qualified and should serve as a director of Hyatt.
Directors Standing for Election: Class II
GIANNI MAROSTICA
Director since: 2026 Age: 64
Gianni Marostica has been a member of our Board of Directors since March 2026. Mr. Marostica serves as Chairman of the Board of Directors of Travalyst, a UK based nonprofit focused on bringing more sustainable choices to travelers. From April 2011 to October 2024, Mr. Marostica held a variety of leadership roles at Google Inc., including Managing Director, Global Business Development, Travel, Sustainability, and Local Verticals where he helped to start Google’s travel organization that launched many global consumer travel-related products and B2B initiatives, including Google Flight Search, Google Hotel Search, Things to Do, Travel Explorer, and other travel related initiatives. Mr. Marostica also had business responsibility for global travel consumer facing sustainability initiatives and local products such as dining, restaurants, food ordering, and other local appointments. Prior to joining Google, Mr. Marostica served as Chief Commercial Officer of ITA Software, Inc. from 2006 until 2011 when the business was sold to Google.
Mr. Marostica brings to our Board of Directors over thirty years of global leadership experience in business development and execution, strategic partnerships, digital transformation, and commercial strategy within the travel and technology sectors. The Board of Directors values his proven track record of driving profitability and innovation in competitive environments and his leadership in high-performance technology and data-driven businesses.

HEIDI O’NEILL
Director since: 2023 Age: 61
Heidi O’Neill has been a member of our Board of Directors since February 2023. Ms. O’Neill served as President of Consumer, Product, and Brand at Nike, Inc. from 2023-2025 where she led the integration of global men’s, women’s and kid’s consumer and sport teams, the entire global product engine, advanced innovation, and global brand marketing and sports marketing. With more than 20 years of experience at Nike, Ms. O’Neill held a variety of leadership roles, including President of Consumer and Marketplace, President of Nike Direct, where she was responsible for Nike’s connection to its consumers globally through Nike’s retail and digital-commerce business, as well as leading Nike’s women’s business for seven years, growing the category into a multi-billion dollar business, and leading Nike’s North America apparel business as VP/GM. Ms. O’Neill currently serves as a Director of Spotify Technology S.A. and Lithia Motors Inc. She previously served as a Director of SkullCandy, Inc. from August 2013 to October 2016.
Ms. O’Neill brings to our Board of Directors extensive senior executive experience and the board of directors values her global retail and e-commerce expertise and her experience as a public company director.

4   Hyatt Hotels Corporation   |   2026 Proxy Statement

RICHARD C. TUTTLE
Director since: 2004 Age: 70
Richard C. Tuttle has been a member of our Board of Directors since December 2004. Mr. Tuttle is a founding Principal at Prospect Partners, LLC, a lower-middle-market private equity firm, and has held this position since 1998. Prior to founding Prospect Partners, he was Executive Vice President of Corporate Development for Health Care & Retirement Corp., now Manor Care, Inc., a healthcare services company. He previously served as a Director of Cable Design Technologies, Inc., now Belden Inc. Mr. Tuttle is Chairman of the boards of directors of ESI Lighting, Inc., Polymer Holding Corporation, and All Glass & Windows Holdings, Inc., and is a Director of QMI Holdings, Inc.
Mr. Tuttle contributes to our Board of Directors’ expertise in financing transactions and experience in working with operating companies and management teams as a result of his significant experience in private equity. In addition, Mr. Tuttle’s long-standing knowledge of and familiarity with Hyatt and our operations benefits the Board of Directors. Additionally, he is sophisticated in financial and accounting matters.

Class I Directors
PAUL D. BALLEW
Director since: 2017 Age: 62
Paul D. Ballew has been a member of our Board of Directors since March 2017. Mr. Ballew currently serves as Chief Data and Analytics Officer for the National Football League. Mr. Ballew served as Senior Vice President, Data, Insights & Analytics at Loblaw Companies Limited from April 2019 to August 2021 and as Global Chief Data and Analytics Officer at Ford Motor Company from December 2014 to April 2019. Prior to joining Ford, Mr. Ballew held senior positions in data and customer analytics at The Dun & Bradstreet Corporation, Nationwide Mutual Insurance Company, General Motors Corporation, and JD Power Associates. Mr. Ballew is also a former Research Officer and Senior Economist at the Federal Reserve Bank of Chicago. Mr. Ballew served as a Director of NeuStar, Inc. from June 2015 to June 2017.
Mr. Ballew brings to our Board of Directors extensive experience in customer analytics, data operations, and strategy. Mr. Ballew also provides valuable insight regarding the future technological needs of Hyatt and the hospitality industry. Through his years of executive and technological leadership, Mr. Ballew provides the Board of Directors with operations and technology experience, as well as important perspectives on innovation, management development, and global challenges and opportunities. Additionally, Mr. Ballew is sophisticated in financial and accounting matters.

Hyatt Hotels Corporation   |   2026 Proxy Statement   5

MARK S. HOPLAMAZIAN
Director since: 2006 Age: 62
Mark S. Hoplamazian was appointed to our Board of Directors in November 2006, named President and Chief Executive Officer of Hyatt Hotels Corporation in December 2006, and appointed Chairman, President and Chief Executive Officer in February 2026. Prior to being appointed to his present position, Mr. Hoplamazian served as President of The Pritzker Organization, LLC (“TPO”), the principal financial and investment advisor to certain Pritzker family business interests. During his 17 year tenure with TPO, he served as an advisor to various Pritzker family-owned companies, including Hyatt Hotels Corporation and its predecessors. He previously worked in international mergers and acquisitions at The First Boston Corporation in New York. Mr. Hoplamazian serves on the Board of Directors and as a member of the Talent & Compensation and Finance committees of the Board of Directors of VF Corporation. He also serves on the Executive Committee of the American Hotel & Lodging Association, the Executive Committee of the Board of Directors of World Business Chicago, and the Board of Trustees of the Aspen Institute. Mr. Hoplamazian is a member of the Discovery Class of the Henry Crown Fellowship and a member of the Civic Committee of the Commercial Club of Chicago, where he also serves as co-chair of the Committee’s Public Safety Task Force.
As Hyatt’s President and Chief Executive Officer, Mr. Hoplamazian provides our Board of Directors with valuable insight regarding Hyatt’s operations, management team, colleagues, and culture, as a result of his day-to-day involvement in the operations of the business, and he performs a critical role in board discussions regarding strategic planning and development for the Company. Mr. Hoplamazian is financially sophisticated and also has significant mergers and acquisitions and corporate finance experience.

6   Hyatt Hotels Corporation   |   2026 Proxy Statement

CARY D. MCMILLAN
Director since: 2013 Age: 68
Cary D. McMillan has been a member of our Board of Directors since June 2013. Mr. McMillan retired as the Chief Executive Officer of True Partners Consulting LLC (“True Partners”), a nationwide provider of tax and financial consulting services, in 2020. Mr. McMillan co-founded True Partners in 2005. Prior to joining True Partners, he was Executive Vice President of Sara Lee Corporation, Chief Executive Officer of Sara Lee Branded Apparel, and a member of Sara Lee Corporation’s board of directors. Before joining Sara Lee in 1999 as its Chief Financial Officer, he was managing partner of Arthur Andersen’s Chicago office. Mr. McMillan serves as a Director of American Eagle Outfitters, Inc. He served as a Director of Hewitt Associates from 2002 to 2010 and of McDonald’s Corporation from 2003 to 2015. He is also active in the Chicago non-profit community. He currently is a Trustee of The Art Institute of Chicago, Millennium Park, and Window to the World Communications, Inc.
Mr. McMillan brings to our Board of Directors extensive management and operations experience as a senior executive at a global, complex consumer brand company. The Board of Directors values Mr. McMillan’s knowledge of strategy and business development, finance, and accounting skills and international operations experience. Mr. McMillan is also a certified public accountant and an audit committee financial expert. His experience as a former audit partner with Arthur Andersen LLP, as well as his service on the Audit Committee of American Eagle Outfitters, Inc. and prior service on the Audit Committee of McDonald’s Corporation, provides him with extensive knowledge of financial and accounting issues.

TRACEY T. TRAVIS
Director since: 2025 Age: 63
Tracey T. Travis has been a member of our Board of Directors since March 2025. Ms. Travis served as Executive Vice President and Chief Financial Officer of The Estée Lauder Companies from August 2012 to October 2024, with responsibilities for global finance, accounting, investor relations, information technology, and strategy, transformation and new business development. Ms. Travis served as Senior Advisor to The Estée Lauder Companies from November 2004 to June 2025. Previously, Ms. Travis served as Senior Vice President of Finance and Chief Financial Officer at Ralph Lauren Corporation from January 2005 to July 2012. Ms. Travis currently serves as a Director of Accenture plc where she is chair of the Audit Committee and a member of the Finance Committee, and as a Director of Meta Platforms Inc. (formerly Facebook) where she is Chair of the Audit & Risk Oversight Committee. Ms. Travis previously served as a Director of Campbell Soup Company from 2011 to 2017, and Jo-Ann Stores Inc. from 2003 to 2011.
The Board of Directors values Ms. Travis’s leadership and global business experience, including service on other boards of directors, as well as her financial expertise, experience with consumer products, and her service on audit committees of public companies. Ms. Travis’s global business and financial experience as a chief financial officer of multiple global companies provides our Board of Directors with extensive financial and operational expertise to support the Company’s strategy.

Hyatt Hotels Corporation   |   2026 Proxy Statement   7

Class III Directors
ALESSANDRO BOGLIOLO
Director since: 2023 Age: 60
Alessandro Bogliolo has been a member of our Board of Directors since December 2023. Born in Italy, Mr. Bogliolo is the Chairman of the Board of Audemars Piguet, a Swiss manufacturer of luxury mechanical watches, headquartered in Le Brassus, Switzerland. He also serves as a Director of Bath and Body Works, a global leader in personal care and home fragrance. Previously, he was the Chief Executive Officer and Director of Tiffany & Co., a luxury jewelry and specialty retailer, serving in such role from October 2017 through the acquisition of Tiffany by LVMH Moët Hennessy Louis Vuitton SE in January 2021. Prior to joining Tiffany, Mr. Bogliolo served as Chief Executive Officer and Director of Diesel SpA, an international fashion brand that is part of the OTB Group, from 2013 to 2017, and in senior roles in Asia, Europe and the U.S., including as Chief Operating Officer, North America, for Sephora USA and Executive Vice President and Chief Operating Officer for Bulgari.
Mr. Bogliolo brings to our Board of Directors extensive executive, strategic, and operational leadership experience, including as chief executive officer of a publicly traded luxury brand, deep knowledge of the luxury retail industry and consumers, and international experience and perspective.

SUSAN D. KRONICK
Director since: 2009 Age 74
Susan D. Kronick has been a member of our Board of Directors since June 2009. Ms. Kronick served as an Operating Partner at Marvin Traub Associates, a retail business development firm, from 2012 to 2021, and as an advisor from 2021 to 2023. From March 2003 until March 2010, Ms. Kronick served as Vice Chair of Macy’s, Inc., the operator of Macy’s and Bloomingdale’s department stores. Ms. Kronick served as Group President, Regional Department Stores of Macy’s, Inc. from April 2001 to February 2003; prior thereto she served as Chairman and Chief Executive Officer of Macy’s Florida from June 1997 to March 2001. Ms. Kronick serves as a Director of American Airlines Group Inc. Ms. Kronick served as a Director of The Pepsi Bottling Group, Inc. from March 1999 to February 2010.
Ms. Kronick brings to our Board of Directors a strong background in marketing and experience in building industry leading brands as a result of the various management positions she has held with Macy’s, Inc., most recently as Vice Chair. As a result of her positions with Macy’s, Inc., Ms. Kronick also has gained valuable financial and operations experience. The Board of Directors also values Ms. Kronick’s experience as public company director.

JASON PRITZKER
Director since: 2014 Age: 46
Jason Pritzker has been a member of our Board of Directors since March 2014. Since 2018, Mr. Pritzker has served as a Managing Director, and since 2021 he has served as Vice Chairman of TPO, the principal financial and investment advisor to certain Pritzker family business interests, where he focuses on partnering with, and investing in, best-in-class management teams across diverse industries and at all points in a company’s life cycle. Mr. Pritzker also serves as co-founder and Managing Partner at Fifty Three Stations. Mr. Pritzker serves as a Director of Lithko Contracting LLC. Mr. Pritzker previously worked for The Marmon Group and as an analyst for Goldman, Sachs & Co. Mr. Pritzker is the son of Mr. Thomas J. Pritzker, our former Executive Chairman.
The Board of Directors values Mr. Pritzker’s relationships with many of the owners and developers of our hotels around the world as we strive to maintain valuable relationships, pursue new opportunities, and enter into new management and hotel services agreements and franchise agreements.

8   Hyatt Hotels Corporation   |   2026 Proxy Statement

DION CAMP SANDERS
Director since: 2021 Age: 52
Dion Camp Sanders has been a member of our Board of Directors since September 2021. Mr. Sanders is Chief Emerging Business Officer at Peloton Interactive, Inc., where he leads the company’s retail, commercial, corporate wellness, bike rental and pre-owned, international, and Precor lines of business, in addition to its mergers & acquisitions, strategic partnerships, and PMO functions. Prior to joining Peloton in January 2019, Mr. Sanders served as EVP, Corporate Development at Leaf Group, Ltd., a diversified consumer internet company. Prior to Leaf Group, Mr. Sanders served as VP, Emerging Businesses at The Walt Disney Company from March 2012 to July 2016. Prior to Disney, Mr. Sanders held various positions within the consumer internet, renewable energy, and digital media sectors, including five years within operating businesses of IAC/InterActiveCorp.
Mr. Sanders brings to our Board of Directors extensive experience as a senior executive with significant experience in corporate development, strategy, and operating roles. The Board of Directors values Mr. Sanders’s corporate strategy experience and digital and e-commerce expertise.

Other than the relationships of Mr. Thomas J. Pritzker and Mr. Jason Pritzker as described above, there are no family relationships among any of our directors or executive officers.
Our Class I directors, whose terms will expire at the 2028 annual meeting of stockholders, are Paul D. Ballew, Mark S. Hoplamazian, Cary D. McMillan, and Tracey T. Travis.
Our Class III directors, whose terms will expire at the 2027 annual meeting of stockholders, are Alessandro Bogliolo, Susan D. Kronick, Jason Pritzker, and Dion Camp Sanders.
While voting agreements entered into with or among our major stockholders are in effect, they may provide our Board of Directors with effective control over the election of directors. Directors can be removed from our Board of Directors only for cause. Vacancies on our Board of Directors, and any newly created director positions created by the expansion of the Board of Directors, can be filled only by a majority of remaining directors then in office.
Pursuant to our letter agreement with Mr. Hoplamazian, we have agreed that so long as he is our President and Chief Executive Officer, we will use our commercially reasonable efforts to nominate him for re-election as a director prior to the end of his term. If he is not re-elected to the Board of Directors, he will be entitled to terminate his employment with the rights and entitlements available to him under our severance policies as if his employment were terminated by us without cause.
During the fiscal year ended December 31, 2025, Hyatt’s Board of Directors held five meetings (and took action five times by unanimous written consent). The Audit Committee held eight meetings, the Talent and Compensation Committee held five meetings (and took action two times by unanimous written consent), the Nominating and Corporate Governance Committee held five meetings, and the Finance Committee held four meetings (and took action five times by unanimous written consent). No incumbent director attended fewer than 75% of the total number of meetings of the board of directors and committees on which such director served during 2025. We do not have a policy regarding attendance of directors at our annual meetings of stockholders. All of our directors attended our 2025 annual meeting of stockholders.
Board Leadership Structure
The Hyatt Hotels Corporation Corporate Governance Guidelines (the “Corporate Governance Guidelines”) provide that the offices of the Chairman of the Board of Directors and Chief Executive Officer may be either combined or separated at the discretion of the Board of Directors. Mr. Thomas J. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting. Mr. Hoplamazian currently serves as our Chairman, President and Chief Executive Officer. In this role, Mr. Hoplamazian is responsible for setting the strategic direction for the Company and the day-to-day leadership and performance of the Company, and sets, with input from the Chairman of the Nominating and Corporate Governance Committee, the agenda for Board of Directors meetings and presides over meetings of the full Board of Directors.
Our Corporate Governance Guidelines also provide that from time to time, the independent directors may determine that the Board of Directors should have a lead director. In the event that the independent directors make such a determination, the Chairman of the Nominating and Corporate Governance Committee shall become the lead director on an ex officio basis. In the event that a lead director is designated, his or her duties would include: assisting the Chairman and Board of Directors in assuring compliance with, and implementation of, the Company’s Corporate Governance Guidelines, coordinating the agenda for and moderating sessions of the Board

Hyatt Hotels Corporation   |   2026 Proxy Statement   9

of Directors’ non-management directors, and acting as principal liaison between the non-management directors and the Chairman on sensitive issues. The Company currently has nine independent directors and to date they have not determined that the Board of Directors should have a lead director.
At this time, given Mr. Hoplamazian’s deep knowledge of Hyatt’s business, strong relationships with owners and colleagues, proven track record and long tenure as Chief Executive Officer, as well as the current composition of the Company’s Board of Directors and the current state of the Company’s business and the hospitality industry, our Board of Directors believes that combining the offices of the Chairman of the Board of Directors and Chief Executive Officer provides the Company with the right foundation to pursue the Company’s strategic and operational objectives and is in the best interests of the Company and its stockholders. Our Corporate Governance Guidelines provide the flexibility for our Board of Directors to modify or continue our leadership structure in the future, as it deems appropriate.
Our non-management directors regularly meet in executive session without management present, and our independent directors meet in executive session quarterly. The Chairman of the Nominating and Corporate Governance Committee presides at such sessions.
Board Role in Risk Oversight
Management is responsible for the Company’s day-to-day risk management activities and processes, and our Board of Directors’ role is to engage in informed oversight of, and to provide direction with respect to, such risk management activities and processes. The Board of Directors considers our risk profile when reviewing our annual business plan and incorporates risk assessment into its decisions impacting the Company. In fulfilling this oversight role, our Board of Directors focuses on understanding the nature of our enterprise risks, including risk in our operations, finances, and strategic direction. The Board of Directors is supported in this area by our Risk Council, as described below, as well as our Chief Compliance Officer. The Board of Directors performs its oversight function in a variety of ways, including the following:
•
the Company maintains a Risk Council that is led by our Senior Vice President of Internal Audit and is comprised of certain members of management from diverse functional areas and business units, including risk, finance, legal, accounting, tax, operations, cybersecurity, privacy, human resources, and environmental sustainability. The Risk Council is responsible for identifying, assessing, prioritizing, and monitoring critical risks of the Company. The Risk Council meets quarterly and assesses risks based on potential impact to the Company, both in terms of inherent risk, or the risk exposure without consideration for how the Company manages the risk, as well as residual risk, or the risk exposure remaining after consideration of the Company’s existing risk mitigation efforts. The Risk Council evaluates risk over various timeframes and categorizes priority or elevated risks as those most critical to the Company over the long-term and watchlist risks as those related more broadly to current events or trends. The Risk Council periodically reports to the Board of Directors and the Audit Committee regarding the Company’s risk management processes and procedures;

•
the Board of Directors receives regular management updates on our business operations, including cybersecurity, privacy, and human capital management; financial results; and strategy and, as appropriate, discusses and provides feedback with respect to risks related to such topics; and

•
while the full Board of Directors is responsible for monitoring enterprise risk management overall, the Board of Directors delegates to the individual committees certain elements of its oversight function:

•
the Audit Committee periodically discusses with management (including the finance, legal, internal audit, tax, compliance, and cybersecurity functions) and the independent auditors, the Company’s policies and procedures with respect to the processes governing risk assessment and risk management. To this end, the Audit Committee periodically reviews and discusses with management the Company’s accounting, financial, and reporting practices, and overall risk exposures and the steps management has taken to monitor and control such exposures.

•
the Talent and Compensation Committee oversees and evaluates risks related to the Company’s compensation structure, including with respect to the incentives and material risks arising from, or relating to, the Company’s compensation programs and arrangements. See “Corporate Governance — Committees of the Board of Directors — Talent and Compensation Committee — Compensation Risk Considerations.”

•
the Nominating and Corporate Governance Committee evaluates risks associated with board structure and membership, corporate governance, and our World of Care platform.

Each committee regularly reports to the Board of Directors on these oversight topics, and any coordination and input from external advisors, as appropriate.

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Communications with the Board of Directors

All interested parties who wish to communicate with any of our directors, including our non-management or independent directors, can address their communications as follows:
Mail:
Hyatt Hotels Corporation
Attention: Corporate Secretary
150 North Riverside Plaza
Chicago, Illinois 60606

E-mail:
shareholdercommunications@hyatt.com

Hyatt’s Corporate Secretary will maintain a record of all such communications and promptly forward to the Chairman of the Nominating and Corporate Governance Committee those that the Corporate Secretary believes require immediate attention. The Corporate Secretary will also periodically provide the Chairman of the Nominating and Corporate Governance Committee with a summary of all such communications. The Chairman of the Nominating and Corporate Governance Committee shall notify the Board of Directors or the Chairs of the relevant committees of the Board of Directors of those matters that he believes are appropriate for further action or discussion.
Code of Business Conduct and Ethics

The Company has adopted the Hyatt Hotels Corporation Code of Business Conduct and Ethics (the “Code of Ethics”), which is applicable to all of Hyatt’s directors, officers, and colleagues, including the Company’s President and Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer or Controller, and other senior financial officers performing similar functions. The Code of Ethics is posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Governance — Governance Documents — Business Ethics — Code of Business Conduct and Ethics.” The Company will furnish a copy of the Code of Ethics to any person, without charge, upon written request directed to: Senior Vice President, Investor Relations, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606. In the event that the Company amends or waives any of the provisions of the Code of Ethics that applies to the Company’s Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or others performing similar functions, the Company intends to disclose the relevant information on its website.
Corporate Governance Guidelines

The Company has adopted the Corporate Governance Guidelines to assist the Board of Directors in the exercise of its responsibilities. The Corporate Governance Guidelines are posted on the Company’s website at www.hyatt.com under the headings “Investor Relations — Governance — Governance Documents — Corporate Governance Guidelines.” The Company will furnish a copy of the Corporate Governance Guidelines to any person, without charge, upon written request directed to: Senior Vice President, Investor Relations, Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.
Insider Trading Compliance Policy

The Company has adopted an Insider Trading Compliance Policy that governs the purchase, sale, and/or other dispositions of its securities by directors, officers, and colleagues (as set forth in the policy) that is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the listing requirements of the New York Stock Exchange. The policy also addresses the implementation of certain trading restrictions in the Company’s securities by the Company, its directors, executive officers, and certain colleagues. A copy of our Insider Trading Compliance Policy is attached as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the Securities and Exchange Commission (the “SEC”) on February 13, 2026.
Director Independence

Under our Corporate Governance Guidelines, our Board of Directors will be comprised of a majority of directors who qualify as independent directors under the listing standards of the New York Stock Exchange (“NYSE”). Directors who do not meet the NYSE’s independence standards, including current and former members of

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management, also make valuable contributions to the Board of Directors and to Hyatt by reason of their experience and wisdom, and the Board of Directors expects that some minority of its members will not meet the NYSE’s independence standards.
Only those directors who the Board of Directors affirmatively determines have no direct or indirect material relationship with the Company will be considered independent directors, subject to any additional qualifications prescribed under the listing standards of the NYSE and the rules of the SEC. A material relationship is one that would interfere with the director’s exercise of independent judgment in carrying out his or her duties and responsibilities as a director. The Nominating and Corporate Governance Committee and the Board of Directors annually review all relevant business relationships any director or nominee for director may have with Hyatt, including the relationships described in the section below titled “Certain Relationships and Related Party Transactions.” As a result of this review, the Board of Directors has determined that each of Messrs. Ballew, Bogliolo, Marostica, McMillan, Sanders, Tuttle and Mses. Kronick, O’Neill, and Travis is an “independent director” under applicable SEC rules and the listing standards of the NYSE. The Board of Directors also previously determined that Michael A. Rocca, who did not stand for re-election as a director at the Company’s 2025 Annual Meeting, and James H. Wooten, Jr., who retired as a member of the Board of Directors on May 22, 2025, were each an “independent director” under applicable SEC rules and the listing standards of the NYSE.
In making independence determinations, in addition to the relationships described below under “Certain Relationships and Related Party Transactions,” the Board of Directors considered that certain of these directors serve or previously served together on other boards of directors, not-for-profit boards of directors and charitable organizations, certain directors serve as non-management directors or executive officers of companies with which Hyatt does business, and certain directors are affiliated with charitable organizations that received contributions from Hyatt of amounts within the criteria set forth in our Corporate Governance Guidelines. The Board of Directors also took into account that certain entities affiliated with the directors paid amounts to Hyatt for room accommodations and meeting space in the ordinary course of business.
Stockholder Outreach

Hyatt believes that long-term stockholder value is supported by ongoing dialogue with the Company’s stockholders and the broader investment community. Our management team engages with the investment community to discuss business fundamentals, strategy, and financial results each year. These engagements consist of numerous in-person meetings, teleconferences, participation in investor conferences, and hosted visits at the Company’s headquarters in Chicago, and include a substantial number of our existing stockholders. We believe these meetings ensure that management and our Board of Directors are aware of our stockholders’ priorities and are able to address them as appropriate.
World of Care

Grounded in our purpose to care for people so they can be their best, World of Care is our global approach to advancing care for people, the planet, and responsible business. We embrace our opportunities to extend care and respect as a global hospitality brand with more than 1,500 Hyatt-branded hotels operating across six continents. Our purpose of care is at the heart of our business and will continue to be a key driver of our distinct guest and colleague experience.
Management and Board of Directors Oversight
The integration of the World of Care platform into our Board of Directors’ oversight solidifies our commitment to the initiatives that are critical to advancing our World of Care priorities, which are grounded in the opportunities that matter most to our colleagues, guests, customers, owners, investors, and communities. In addition to Board of Directors’ oversight across subject areas, Hyatt executives and subject matter experts connect through dedicated committees and reporting lines to align on World of Care priorities, targeted, action-oriented initiatives and support coordinated reporting. Hyatt’s Nominating and Corporate Governance Committee of the Board of Directors reviews our World of Care communications, strategy, policies, programs, progress, and reports to our Board of Directors on these matters.
Caring for People
We care for the wellbeing of our colleagues, guests, customers, owners, and communities and are committed to advancing a culture of opportunity. Our efforts are focused on colleague development, wellbeing, human rights, inclusion, and community engagement and volunteerism.

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Caring for the Planet
As a global brand, we recognize that caring for the planet is integral to caring for people and we are committed to advancing environmental action. We seek to drive change in our communities with a focus on climate change and water conservation, waste and circularity, responsible sourcing, and thriving destinations.
Caring for Responsible Business
Our commitment to caring for all our stakeholders drives what we do and how we work. It guides how we care for our people, communities, and planet, how we protect information and assets, how we demonstrate integrity in our business dealings, how we communicate honestly and transparently, and how we act as responsible professionals.
Committees of the Board of Directors

Our Board of Directors has a Nominating and Corporate Governance Committee, an Audit Committee, a Talent and Compensation Committee, and a Finance Committee, each of which has the composition and responsibilities described below. Our Board of Directors may also establish from time to time any other committees that it deems necessary or desirable. The composition of each committee complies with the listing requirements and other rules of the NYSE.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Messrs. Tuttle and McMillan and Ms. Kronick, with Mr. Tuttle serving as Chair. Our Board of Directors has determined that each member of our Nominating and Corporate Governance Committee is independent within the meaning of the listing standards of the NYSE. The Nominating and Corporate Governance Committee is established to:
•
assist the Board of Directors in identifying individuals qualified to be members of the Board of Directors consistent with criteria approved by the Board of Directors and set forth in the Corporate Governance Guidelines and to recommend director nominees to the Board of Directors;

•
take a leadership role in shaping Hyatt’s corporate governance, including developing and recommending to the Board of Directors, and reviewing, on at least an annual basis, the corporate governance guidelines and practices applicable to Hyatt, and periodically reviewing and recommending to the Board of Directors Hyatt’s World of Care oversight, strategy, policies, programs, and progress;

•
recommend board committee nominees to the Board of Directors; and

•
oversee the evaluation of the Board of Directors’ and management’s performance.

Our Board of Directors has adopted a written charter for our Nominating and Corporate Governance Committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Governance —  Governance Documents — Committee Charters — Nominating and Corporate Governance Committee Charter.”
Selection of Director Nominees
At an appropriate time prior to each annual meeting of stockholders, or if applicable, a special meeting of stockholders at which directors are to be elected or re-elected, the Nominating and Corporate Governance Committee will recommend to the Board of Directors for nomination such candidates as the Nominating and Corporate Governance Committee has found to be well qualified and willing and available to serve, and in each case, providing the Nominating and Corporate Governance Committee’s assessment whether such candidate would satisfy the independence requirements of the NYSE.
Prior to making such recommendations to the Board of Directors, the Nominating and Corporate Governance Committee conducts inquiries into the background and qualifications of any potential candidates, including criteria set forth in our Corporate Governance Guidelines, such as:
•
judgment, character, expertise, skills and knowledge useful to the oversight of Hyatt’s business;

•
a variety of viewpoints, backgrounds and experiences;

•
business or other relevant experience; and

•
the extent to which the integrity of the candidate’s expertise, skills, knowledge and experience with that of the other directors will build a Board of Directors that is effective, collegial and responsive to the needs of Hyatt.

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The Nominating and Corporate Governance Committee also considers such other relevant factors as it deems appropriate, including requirements that the members of the Board of Directors as a group maintain the requisite qualifications under the applicable NYSE listing standards for independence for the Board of Directors as a whole and for populating the Audit, Talent and Compensation, and Nominating and Corporate Governance Committees. While there are no specific minimum qualifications that a director candidate must possess, the Nominating and Corporate Governance Committee recommends those candidates who possess the highest personal and professional integrity, have prior experience in corporate management or our industry, maintain academic or operational expertise in an area relating to our business, and demonstrate practical and mature business judgment. As described above, our Corporate Governance Guidelines specify that the value of having a variety of viewpoints, backgrounds, and experiences on the Board of Directors should be considered by the Nominating and Corporate Governance Committee in the director identification and nomination process. The Nominating and Corporate Governance Committee seeks nominees with a broad range of experience, professions, skills, geographic representation, and backgrounds. The Nominating and Corporate Governance Committee does not assign specific weighting to particular criteria, and no particular criterion is necessarily applicable to all prospective nominees. We believe that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board of Directors to fulfill its responsibilities. Nominees are not to be discriminated against on the basis of race, religion, national origin, gender, sexual orientation, disability, or any other basis proscribed by law.
The Nominating and Corporate Governance Committee will consider stockholder recommendations for candidates to be nominated by our Board of Directors for election at the 2027 annual meeting of stockholders. Stockholders who want to recommend a potential director candidate for consideration by the Nominating and Corporate Governance Committee should send a written notice, addressed to the corporate secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. This notice must include the same information as would be required under our bylaws in a stockholder’s notice to nominate a director at the 2026 annual meeting of stockholders. These information requirements are set forth in Section 3.8(a)(2) of our bylaws. We also consider potential director candidates recommended by current directors, officers, employees, and others. We may also retain the services of search firms to provide us with candidates, especially when we are looking for a candidate with a particular expertise, quality, skill, or background. In 2025, we engaged Spencer Stuart, an executive search and leadership consulting firm, to assist with the identification of potential director candidates.
The Nominating and Corporate Governance Committee screens all potential candidates in the same manner, regardless of the source of the recommendation. The review is typically based on any written materials provided with respect to potential candidates, and the Nominating and Corporate Governance Committee reviews the materials to determine the qualifications, experience, and background of the candidates. Final candidates are typically interviewed by one or more members of the Nominating and Corporate Governance Committee. In making its determinations, the Nominating and Corporate Governance Committee evaluates each individual in the context of our Board of Directors as a whole, with the objective of assembling a group that can best perpetuate the success of our company and represent stockholder interests through the exercise of sound judgment. After review and deliberation of all feedback and data, including input from our Chairman, President and Chief Executive Officer, the Nominating and Corporate Governance Committee makes a recommendation to the full Board of Directors regarding whom should be nominated by the Board of Directors.
The Nominating and Corporate Governance Committee did not receive any director recommendations from a stockholder for consideration at the Annual Meeting. December 1, 2026 is the deadline established by the Nominating and Corporate Governance Committee for submission of potential director nominees for consideration by the Nominating and Corporate Governance Committee for nomination at the 2027 annual meeting of stockholders.
Audit Committee
Our Audit Committee, which was established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), consists of Messrs. McMillan, Ballew, Sanders, and Tuttle and Ms. Travis, with Mr. McMillan serving as Chair. Our Board of Directors determined that each member of our Audit Committee is independent within the meaning of applicable SEC rules and the listing standards of the NYSE applicable to the audit committee members and has determined that each of Mr. McMillan and Ms. Travis is an audit committee financial expert, as such term is defined in the rules and regulations of the SEC. The Audit Committee has oversight responsibilities regarding:
•
the integrity of our financial statements, financial reporting and disclosure practices;

•
the soundness of our system of internal controls regarding finance and accounting compliance;

•
the annual independent audit of our consolidated financial statements;

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•
the independent registered public accounting firm’s qualifications and independence;

•
the engagement of our independent registered public accounting firm;

•
the performance of our independent registered public accounting firm;

•
the performance of our internal audit function and approval of the internal audit plan;

•
our compliance with legal and regulatory requirements in connection with the foregoing, including our disclosure controls and procedures;

•
compliance with our Code of Ethics;

•
assisting the Board of Directors in its oversight of risk management by discussing with management, the internal auditors, and the independent auditors the Company’s policies and procedures with respect to the process governing risk assessment and risk management, discussing with management the Company’s major financial, reporting and disclosure risk exposures and the steps management has taken to monitor and control such exposures, and reviewing the Company’s cybersecurity and other information technology risks, controls and procedures, including those related to data privacy and network security, and any specific cybersecurity issues that could affect the adequacy of the Company’s internal controls;

•
reviewing and approving procedures with respect to employee submission of, and the Company’s response to, complaints received regarding accounting, internal accounting controls, or auditing matters;

•
addressing requests for waivers of conflict of interest situations as provided in our Code of Ethics and addressing certain concerns related to accounting, internal accounting controls, and auditing matters as provided in our Corporate Governance Guidelines; and

•
reviewing related party transactions pursuant to our written policy described below under “Certain Relationships and Related Party Transactions — Related Party Transaction Policy and Procedures.”

Our Board of Directors has adopted a written charter for our Audit Committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Governance — Governance Documents — Committee Charters — Audit Committee Charter.”
Finance Committee
Our Finance Committee consists of Messrs. Thomas J. Pritzker, McMillan, and Jason Pritzker, and Ms. Kronick, with Mr. Thomas J. Pritzker serving as Chair. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting. The Finance Committee is responsible for reviewing with Company management strategies, plans, policies and significant actions relating to corporate finance matters, including, without limitation, the following matters (which are subject to the Finance Committee’s approval to the extent the amounts in question are greater than the minimum value thresholds set forth in the Finance Committee charter for such matters):
•
long and short-term financings, including, without limitation, borrowing of funds, issuance of debt securities and interest rate or foreign currency derivative contracts;

•
exemption elections regarding credit swaps that would otherwise be required to be cleared through the Commodities Future Trading Commission;

•
any development matters, including (i) initial investment in, (ii) initial management or licensing of, (iii) initial acquisition of, and/or (iv) the provision of any other financial commitments relating to, the chain of hotels, resorts, and vacation and residential units that are to be wholly-owned, partially-owned, managed, leased, licensed or franchised by the Company;

•
asset management matters that impact the Company’s existing management and hotel services agreements, license agreements, franchise agreements, joint venture agreements, contracts, financial instruments, and ownership interest of the Company’s full service and select service hotels and Hyatt-branded residential and vacation units licensed or managed by affiliates of the Company;

•
acquisitions and dispositions;

•
capital expenditures and leasing arrangements; and

•
over budget and unbudgeted managed costs and other commitments.

The above-listed items are subject to approval of the full Board of Directors in the event that the amounts in question exceed the maximum value thresholds set forth in the Finance Committee’s charter.

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The Finance Committee is also responsible for reviewing and making recommendations to the full Board of Directors regarding the following matters, which require approval of the full Board of Directors:
•
designation and issuance of equity securities of the Company and matters related to the sale and marketing thereof; and

•
changes in the Company’s capital structure, including, but not limited to (i) cash and stock dividend policies; (ii) programs to repurchase the Company’s stock; (iii) issues relating to the redemption and/or issuance of any preferred stock of the Company; and (iv) stock splits.

Our Board of Directors has adopted a written charter for our Finance Committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Governance — Governance Documents —  Committee Charters — Finance Committee Charter.”
Talent and Compensation Committee
Our Talent and Compensation Committee consists of Mses. Kronick and O’Neill and Mr. Bogliolo, with Ms. Kronick serving as Chair. Our Board of Directors has determined that each member of our Talent and Compensation Committee is independent within the meaning of the SEC rules and the listing standards of the NYSE applicable to compensation committee members. The Talent and Compensation Committee is authorized to discharge the responsibilities of the Board of Directors relating to:
•
the establishment, maintenance, and administration of compensation and benefit policies and programs designed to attract, motivate, and retain personnel with the requisite skills and abilities to enable the Company to achieve its business objectives;

•
the goals and objectives relating to the compensation of our Chairman, President and Chief Executive Officer, and other executive officers, including evaluating the performance of the Chairman, President and Chief Executive Officer, and the other executive officers in light of those goals and objectives;

•
the compensation of our Chairman, President and Chief Executive Officer, our other executive officers, and non-management directors;

•
ensuring that succession planning takes place for the Chairman, President and Chief Executive Officer and other senior management positions;

•
our compliance with the compensation rules, regulations, and guidelines promulgated by the NYSE, the SEC, and other law, as applicable; and

•
the issuance of an annual report on executive compensation for inclusion in our annual proxy statement, or Form 10-K, as applicable.

Our Board of Directors has adopted a written charter for our Talent and Compensation Committee, which is available on our website at www.hyatt.com under the headings “Investor Relations — Governance — Governance Documents — Committee Charters — Talent and Compensation Committee Charter.”
During 2025, the Talent and Compensation Committee relied upon information provided by Korn Ferry in setting compensation for our named executive officers, as more thoroughly discussed below under the section titled “Compensation Consultant Fees and Services.”
In making decisions about executive compensation, in 2025 the Talent and Compensation Committee considered input from Korn Ferry, our Executive Chairman, our President and Chief Executive Officer, and our Chief Human Resources Officer. However, the Talent and Compensation Committee ultimately makes all compensation decisions regarding our executive officers.
The Talent and Compensation Committee may delegate its duties to a subcommittee under the terms of its charter. In addition, under the terms of our Fifth Amended and Restated Hyatt Hotels Corporation Long-Term Incentive Plan, as amended (the “LTIP”), the Talent and Compensation Committee may delegate to other members of the Board of Directors and to our officers the authority to make awards and to amend LTIP awards, except that it may not delegate to an officer the authority to make any awards to officers who are subject to Section 16 of the Exchange Act. As part of the grant process, the Talent and Compensation Committee delegates its authority to Mr. Hoplamazian and certain other executive officers to amend or modify award agreements made under the LTIP and take other actions with respect to such awards as they deem necessary, appropriate, or advisable to carry out the purposes and intent of the Talent and Compensation Committee’s grant.

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Compensation Consultant Fees and Services
During 2025, Korn Ferry was engaged by the Talent and Compensation Committee to provide executive, director, and other compensation services, including the following:
•
provision of information and data so that we could assess the competitiveness of our executive compensation programs;

•
provision of advice about our current base salaries and incentive compensation;

•
provision of analysis regarding our total rewards program, equity awards, dilution, and burn-rate under the LTIP; and

•
assisting with the review and preparation of the Compensation Discussion and Analysis (“CD&A”) section of this proxy statement.

The Talent and Compensation Committee reviewed the nature and extent of the relationship among the Talent and Compensation Committee, Hyatt, Korn Ferry, and the individuals at Korn Ferry providing advice to the Talent and Compensation Committee with respect to any conflicts or potential conflicts of interest. This analysis covered the SEC’s “six factor test” including the provision of other services by Korn Ferry to Hyatt, the amount of fees received by Korn Ferry from Hyatt as a percentage of total revenue of Korn Ferry, the policies and procedures that are designed to prevent conflicts of interest, any business or personal relationship of the advisor with a member of the Talent and Compensation Committee, any Hyatt stock owned by the advisor, and any business or personal relationship between Korn Ferry and any executive officer at Hyatt. Based on that review, the Talent and Compensation Committee believes that there are no conflicts of interest or potential conflicts of interest that would unduly influence Korn Ferry’s advice to the Talent and Compensation Committee. We note that Korn Ferry’s individual executive compensation consultants providing services to Hyatt:
•
receive no incentive or other compensation based on the fees charged to Hyatt for services from other lines of business provided by Korn Ferry;

•
are not responsible for selling other Korn Ferry services;

•
adopted and adhered to a Compensation Advisory Independence Policy intended to help assure independence; and

•
do not have business or personal relationships with any member of the Talent and Compensation Committee or other independent directors of Hyatt.

The Talent and Compensation Committee delegated to our President and Chief Executive Officer and Chief Human Resources Officer the authority to direct Korn Ferry with respect to matters which are of general applicability to broad groups of employees at varying levels, do not involve equity compensation, are not limited to executive officers, and do not exceed $200,000 in fees per individual statement of work. As such, management has the sole authority to engage Korn Ferry for any such additional services without further approval so long as such services remain within the scope of these established parameters.
During 2025, Korn Ferry performed services related to executive and non-employee director compensation, and non-executive employee compensation, succession assessment and leadership development services, and placed temporary colleagues, noted as non-executive compensation consulting in the table below. The following is a summary of the fees for professional services paid to Korn Ferry in 2025:
Fee Category	2025
Executive and Non-Employee Director Compensation Consulting	$240,000
Non-Executive Compensation Consulting	$147,782
Total	$387,782
Compensation Risk Considerations
The Talent and Compensation Committee reviews and evaluates, in conjunction with management, the incentives and material risks arising from, or relating to, the Company’s compensation programs and arrangements and determines whether such incentives and risks are appropriate. A team composed of members from our internal audit and human resources departments reviewed the Company’s incentive compensation plans and programs in order to assess whether or not any such plans or programs could create risks that are reasonably likely to have a material adverse effect on the Company. Management then reviewed this assessment with the Talent and Compensation Committee. In its assessment, the Company did not identify any material risks arising from, or

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relating to, the Company’s compensation programs and arrangements, and further determined that the following policies, among others, discourage unreasonable or excessive risk-taking by executives:
•
base salaries are set at levels that we believe are commensurate with our named executive officers’ (“NEOs”) overall experience and performance, and are further in line with the competitive market for the role such that our NEOs are sufficiently compensated regardless of goal attainment, and thus are not motivated to take excessive risks to achieve a level of financial security;

•
annual incentive plans include a mix of enterprise and individual performance metrics, including non-financial measures;

•
annual incentive payouts are capped to ensure that no payout exceeds a specified percentage of base salary, thereby moderating any incentive to overstate short-term performance attainment;

•
the mix of short-term and long-term incentives is weighted such that a significant percentage of total opportunity is in the form of longer-term equity awards linked to long-term stockholder return;

•
awards made under our LTIP to our NEOs are generally granted as a mix of time-vested stock appreciation rights (“SARs”), time-vested restricted stock units (“RSUs”), and performance-vested restricted stock units (“PSUs”), which, together, encourage NEOs to focus on earnings, returns, and creating long-term stockholder value while incentivizing continued employment;

•
annual audit process and activities, controls, and monitoring procedures are in place, including but not limited to Talent and Compensation Committee oversight, that mitigate risks associated with incentive compensation plans;

•
in addition to our Chief Executive Officer and Chief Financial Officer being subject to the clawback provisions of the Sarbanes-Oxley Act of 2002, our executives are subject to our Policy for Recovery of Erroneously Awarded Compensation (the “Clawback Policy”), which is intended to comply with the NYSE listing standards adopted pursuant to Rule 10D-1 under the Exchange Act, and are further subject to an additional compensation recovery policy (which includes a mechanism for recovering compensation in the event of fraudulent or willful misconduct that leads to a restatement);

•
hedging of our stock by our NEOs, directors, officers, and certain other individuals is prohibited; and

•
share ownership requirements align the long-term interests of NEOs and directors with the interests of stockholders.

Based on these and other considerations, the Talent and Compensation Committee concluded that none of our compensation policies or practices create risks that are reasonably likely to have a material adverse effect on the Company.
Compensation of Non-Employee Directors

Pursuant to our Amended and Restated Summary of Non-Employee Director Compensation Policy (the “Non-Employee Director Compensation Policy”), we use a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting non-employee director compensation, we consider the significant amount of time that directors expend in fulfilling their duties as well as the skill level required of members of our Board of Directors. The Talent and Compensation Committee reviews director compensation periodically and recommends to the Board of Directors changes to director compensation when it deems appropriate. The Talent and Compensation Committee has requested and considered analyses prepared by Korn Ferry of publicly-reported non-employee director compensation practices at our peer group companies. The Talent and Compensation Committee generally seeks to target non-employee directors’ total compensation (which includes cash compensation and equity compensation) at or near the median total compensation of the non-employee directors of such peers. In September 2025, at the request of our Talent and Compensation Committee, Korn Ferry performed and presented to the Talent and Compensation Committee a study of publicly-reported non-employee director compensation practices at our peer group companies. Based on its review of that study, and in order to more closely align the compensation of our non-employee directors with those of our peer companies, the Talent and Compensation Committee approved and recommended, and the Board of Directors approved, an increase in the Annual Equity Retainer (as defined and discussed below) and certain committee cash retainers and committee chair cash retainers (as discussed below), payable to non-employee directors, effective January 1, 2026.
Retainers and Committee Fees
Directors who are also our employees do not receive any additional compensation for their services as directors. Accordingly, Messrs. Thomas J. Pritzker and Mark S. Hoplamazian did not receive any compensation for their

18   Hyatt Hotels Corporation   |   2026 Proxy Statement

services as directors during 2025. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting. For 2025, members of the Board of Directors who were not our employees were eligible to receive annual retainers in the form of (i) a cash retainer of $100,000 (the “Annual Fee”) and (ii) shares of Class A common stock with a grant date fair value of $190,000 (the “Annual Equity Retainer”). In 2026, the Annual Equity Retainer will increase to cover shares of Class A common stock with a grant date fair value of $200,000.
Directors are permitted to elect to receive the Annual Fee, which is paid on a quarterly basis, in shares of Class A common stock. Directors who choose to receive shares in lieu of cash are granted such shares on the 15th day of the last month of the applicable quarter in which the services are performed (or the next NYSE trading day if such day is not a trading day). The Annual Fee is pro-rated and paid in cash in the event that any director does not serve for a full fiscal quarter.
Directors receive their Annual Equity Retainers on the date of the Company’s annual meeting of stockholders, payable in arrears for service since the prior annual meeting. The Annual Equity Retainer is fully vested on the date of grant in respect of the prior year’s service and is pro-rated and paid in cash in the event the director terminates service prior to the annual meeting at which the grant is made.
The number of shares granted (i) for the Annual Equity Retainer and (ii) in the event a director elects to receive shares in lieu of cash as part of the Annual Fee, is calculated by dividing the value of the Annual Equity Retainer or Annual Fee (if and as applicable) by the Company’s closing stock price on the date of grant.
Committee members and the chair of each committee during 2025 were also eligible to receive additional annual cash retainers in the amounts set forth below:
Committee Name	2025 Retainers
	Committee Member	Committee Chair
Audit Committee	$15,000	$30,000
Talent and Compensation Committee	$12,500	$25,000
Nominating and Corporate Governance Committee	$10,000	$20,000
Finance Committee(1)	$10,000	$20,000

(1)
As an employee of the Company, Mr. Thomas J. Pritzker was not eligible to receive, and did not receive, a retainer for his service as chair of the Finance Committee in 2025. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

In 2026, the Audit Committee member retainer will increase to $17,500 and Committee chair retainers will increase as follows: $35,000 for the Audit Committee, $30,000 for the Talent and Compensation Committee, and $25,000 for other committees.
The chair of each committee receives only the committee chair retainer for such committee and does not also receive the committee member retainer. Committee retainers are paid in quarterly installments at the end of each fiscal quarter. All of our directors are reimbursed for reasonable expenses incurred in connection with attending Board of Director meetings and committee meetings and for attending corporate functions on our behalf. To encourage our directors to visit and personally experience our properties, our non-employee directors are eligible for limited use of complimentary and discounted rooms at participating Hyatt properties consistent with the policy that is generally applicable to all Hyatt colleagues.
New Directors
In addition to the cash and stock retainers discussed above, any new non-employee director receives an initial equity retainer, with a grant date fair value of $75,000 (the “Initial Equity Retainer”), paid in the form of fully vested shares of our Class A common stock. The Initial Equity Retainer is granted on the date the director is first elected or appointed to the Board of Directors. The number of shares granted is calculated by dividing the grant date fair value of the Initial Equity Retainer by the Company’s closing stock price on the date of grant.
Non-Employee Director Stock Ownership Guidelines and Insider Trading Compliance Policy
Our Corporate Governance Guidelines require that each non-employee director accumulate and own, directly or indirectly, shares (or share equivalents under the Director Deferred Compensation Plan (as defined below)) worth at least five times the Annual Fee (i.e., shares with a value of at least $500,000 in 2025). Non-employee directors

Hyatt Hotels Corporation   |   2026 Proxy Statement   19

have up to five years to meet this ownership requirement from the date of their initial election or appointment to our Board of Directors. If, after the relevant accumulation period, the market value of such director’s stock should fall below the target level, the director will not be permitted to sell any of our common stock during his or her tenure until the market value again exceeds the target level. These sale limitations do not apply where the decline in value of the director’s holdings of our common stock occurs in connection with a change in control transaction. Each non-employee director currently meets these ownership guidelines or is expected to meet them within the five-year time period.
Additionally, our directors are subject to our Insider Trading Compliance Policy, which includes anti-hedging and anti-pledging policies. For additional information regarding these policies, see the section above in the Corporate Governance section of this proxy statement titled “Insider Trading Compliance Policy” and the sections below in the CD&A section of this proxy statement titled “Share Ownership Requirement” and “Anti-Hedging/Anti-Pledging Policies.”
Deferred Compensation Plan for Directors
Pursuant to the Hyatt Hotels Corporation Deferred Compensation Plan for Directors (the “Director Deferred Compensation Plan”), each non-employee director may elect to defer all or any portion of his or her Annual Fee and/or Annual Equity Retainer until the earlier of (i) either January 31st of the year following the director’s departure from the Board of Directors or the last business day of March of the fifth year following the year in which such retainer would have otherwise been paid (as elected by the director) or (ii) a change in control of the Company. Once an election to defer a retainer is made and becomes irrevocable it can generally be changed only for subsequent calendar year retainers. During 2025, a director who elected to defer any of his or her Annual Fee and/or Annual Equity Retainer had such amount denominated in RSUs representing the right to receive Class A common stock and credited to a notional RSU account. Any corresponding dividend equivalents that become payable on such RSUs are paid to the director in cash on or about the applicable dividend payment date.
2025 Director Compensation
The following table provides information related to the compensation paid to our non-employee directors for 2025:
Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)(3)	Total
Paul D. Ballew	$115,054	$189,946	$305,000
Alessandro Bogliolo	$112,554	$189,946	$302,500
Susan D. Kronick	$145,054	$189,946	$335,000
Cary D. McMillan	$150,054	$189,946	$340,000
Heidi O’Neill	$112,554	$189,946	$302,500
Jason Pritzker	$110,054	$189,946	$300,000
Michael A. Rocca(4)	$44,916	$189,946	$234,862
Dion Camp Sanders	$115,054	$189,946	$305,000
Tracey Travis(5)	$88,189	$108,136	$196,325
Richard C. Tuttle	$135,054	$189,946	$325,000
James H. Wooten, Jr.(6)	$50,143	$189,946	$240,089

(1)
Ms. O’Neill, Ms. Travis, and Mr. Wooten elected to receive their Annual Fee in shares of Class A common stock. Pursuant to the Director Deferred Compensation Plan, Mr. Jason Pritzker elected to defer his Annual Fee in the form of RSUs and had 723 RSUs credited to his deferred compensation account under the Director Deferred Compensation Plan. Ms. O’Neill received 723 shares of Class A common stock. Ms. Travis received 519 shares of Class A common stock. Mr. Wooten received 204 shares of Class A common stock. The Annual Fee calculation of the number of shares or RSUs received or credited to the accounts of the directors, respectively, was based on the fair market value of our Class A common stock on the date the retainers were payable. RSUs are reflected in the table contained in footnote (3) below. Other amounts shown in this column reflect cash delivered to the director, including delivery of any fractional shares or RSUs, as applicable.

(2)
Amounts shown represent the grant date fair value of stock or RSUs in payment of the Annual Equity Retainers in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“ASC Topic 718”). Messrs. Ballew, Bogliolo, Jason Pritzker, and Sanders elected to defer their entire Annual Equity Retainers into the Director Deferred Compensation Plan. Ms. O’Neill elected to defer 50% of her Annual Equity Retainer into the Director Deferred Compensation Plan.

(3)
As described above under “Deferred Compensation Plan for Directors,” directors may elect to defer their Annual Equity Retainers and/or Annual Fees into RSUs that carry dividend equivalent rights. Prior to January 1, 2019, these dividend equivalents were credited as additional RSUs when paid. Effective January 1, 2019, dividend equivalent rights began being credited as cash and paid to the

20   Hyatt Hotels Corporation   |   2026 Proxy Statement

director on the date of the corresponding dividend payment. The table below sets forth the aggregate number of outstanding RSUs (including the dividend equivalent rights credited as RSUs prior to January 1, 2019) held by directors under the Director Deferred Compensation Plan during 2025:
Name	RSUs Beginning of Year Balance	RSUs Credited during the Year	RSUs Settled during the Year	RSUs End of Year Balance
Paul D. Ballew	8,686	1,498	—	10,184
Alessandro Bogliolo	—	1,498	—	1,498
Cary D. McMillan	21,557	—	—	21,557
Heidi O’Neill	2,920	749	—	3,669
Jason Pritzker	29,578	2,221	—	31,799
Michael A. Rocca(a)	2,030	—	2,030	—
Dion Camp Sanders	4,106	1,498	—	5,604
Richard C. Tuttle	21,327	—	—	21,327
James H. Wooten, Jr.	31,610	—	—	31,610

(a)
Mr. Rocca’s December 9, 2020 deferred RSUs in respect of 2,030 shares of Class A common stock were settled in March 2025. The total fair market value of the stock and associated dividend equivalents upon settlement was $248,675 (based upon the closing price of our Class A common stock on the date of settlement).

(4)
Mr. Rocca retired from the Board of Directors on May 21, 2025 and his Annual Fee for the second quarter was pro-rated and paid in cash.

(5)
Ms. Travis joined the Board of Directors on March 18, 2025 and her Annual Fee for the first quarter was pro-rated and paid in cash. Her Annual Equity Retainer was also pro-rated. Her Initial Equity Retainer was issued in the form of 613 shares of Class A common stock.

(6)
Mr. Wooten retired from the Board of Directors on May 22, 2025 and his Annual Fee for the second quarter was pro-rated and paid in cash.

Talent and Compensation Committee Report1

The Talent and Compensation Committee has reviewed the Compensation Discussion and Analysis set forth below and discussed its contents with the Company’s management. Based on this review and discussion, the Talent and Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the fiscal year ended December 31, 2025.
Talent and Compensation Committee of the Board of Directors
Susan D. Kronick, Chair
Alessandro Bogliolo
Heidi O’Neill
Talent and Compensation Committee Interlocks and Insider Participation

During 2025, each of Mses. Kronick and O’Neill, and Messrs. Bogliolo and Wooten served on our Talent and Compensation Committee, with Ms. Kronick serving as Chair. Mr. Wooten retired from the Board of Directors on May 22, 2025. None of these members of our Talent and Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or has served during the last completed fiscal year, on the compensation committee or board of directors of any other entity that has one or more executive officers serving as a member of our Talent and Compensation Committee or Board of Directors.

1
This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

Hyatt Hotels Corporation   |   2026 Proxy Statement   21

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

The following discussion describes the compensation elements of our total rewards program for our NEOs, consisting of our Principal Executive Officer (“PEO”), Principal Financial Officer (“PFO”), and our three other most highly compensated executive officers. Our Talent and Compensation Committee is responsible for establishing, maintaining, and administering our compensation programs for our NEOs and other executives.
Our NEOs for 2025 were:
Name	Position
Thomas J. Pritzker(1)	Executive Chairman of the Board
Mark S. Hoplamazian (PEO)	President and Chief Executive Officer
Joan Bottarini (PFO)	Executive Vice President, Chief Financial Officer
Mark R. Vondrasek	Executive Vice President, Chief Commercial Officer
Amar Lalvani	Executive Vice President, President & Creative Director, Lifestyle

(1)
Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

Executive Compensation Practices and Alignment with Stockholder Interests and Good Governance
What We Do:	What We Don’t Do:

•
we do emphasize pay for performance by focusing on variable pay over fixed pay

•
we do utilize the services of an independent compensation consultant to assist our Talent and Compensation Committee

•
we do align executive officer and stockholder interests by providing equity-based compensation in the form of SARs (which will only deliver value if our stock price increases), RSUs (which create baseline equity value and deliver additional value if our stock price increases), and PSUs (which are only earned based on performance against specified goals, and which generally have a performance period of at least three years)

•
we do require executive officers and non-employee directors to maintain specific market-competitive share ownership levels to align their interests with stockholders

•
we do have policies in place that (i) require recovery of incentive-based compensation in the event of a financial restatement, to the extent such compensation would not have been received based on any restated financial measure(s), regardless of whether an applicable executive officer engaged in misconduct or otherwise caused or contributed to the requirement for the restatement, and (ii) permit recovery of any cash bonus, equity compensation or proceeds received from the sale of equity compensation in the event that an executive officer (including any NEO) violates certain restrictive covenants or engages in fraudulent or willful misconduct that results in a restatement of Hyatt’s financial statements

•
we don’t allow repricing of stock options or SARs without stockholder approval

•
we don’t provide tax reimbursement payments or gross-ups for our employees (including our NEOs) to cover any “golden parachute” excise taxes or otherwise (except in limited cases for employees experiencing increased taxes due to temporary expatriate assignments and/or Company-requested relocations)

•
we don’t provide for “single trigger” equity acceleration upon a change in control, and severance only becomes payable in connection with a qualifying termination of employment

•
we don’t allow hedging or, except in very limited circumstances, pledging of our securities by our executive officers or non-employee directors as stated in our Insider Trading Compliance Policy

•
we don’t provide supplemental defined benefit pensions or similar benefits to executives

•
we don’t provide excessive executive perquisites

•
we don’t pay dividend equivalents with respect to unvested equity awards unless and until the underlying award subsequently vests

22   Hyatt Hotels Corporation   |   2026 Proxy Statement

What We Do:	What We Don’t Do:

•
we do annually conduct risk assessments with respect to our compensation practices

•
we do generally provide limited severance protections for NEOs to enable our NEOs to focus on Company priorities in all circumstances (see the section below titled “Potential Payments on Termination or Change in Control”)

Impact of Advisory Vote Approving Executive Compensation
At the Company’s 2025 annual meeting of stockholders, stockholders were provided the opportunity to cast an advisory vote approving the compensation programs for our NEOs (“say-on-pay”). That say-on-pay proposal received support from approximately 99.9% of the shares present and entitled to vote at the annual meeting, indicating strong stockholder approval of the compensation paid to our NEOs. This proxy statement includes a say-on-pay advisory vote regarding the compensation paid to our NEOs for 2025 as disclosed pursuant to the SEC’s compensation disclosure rules. See the section titled “Proposal 4 — Advisory Vote to Approve Executive Compensation.” The Talent and Compensation Committee will continue to consider the outcome of the Company’s say-on-pay advisory votes when making future compensation decisions for our NEOs.
Our Executive Compensation Program
Our business strategy to drive long-term sustainable growth and create value is focused on three areas: (i) maximizing our core business; (ii) integrating new growth platforms; and (iii) optimizing capital and resource deployment. Our compensation philosophy is to provide an appropriate base salary and to align our annual incentive and long-term components of compensation to support the achievement of business objectives and promote long-term value creation for our stockholders.
In furtherance of the broader goals of attracting, recruiting, developing, engaging, and retaining the talent needed to deliver on our business strategy, our compensation programs are designed to:
•
align total rewards with the achievement of key enterprise performance goals, including financial performance, net rooms growth and total shareholder return, and focus on variable pay over fixed pay, while maintaining fixed pay at levels sufficient to avoid incentivizing excessive risk taking;

•
appropriately motivate colleagues to perform their duties in ways that will help the Company achieve and exceed its short-term and long-term objectives;

•
weigh the total mix of compensation towards long-term incentives linked to shareholder return;

•
be competitive, recognizing the ever-changing dynamics of the labor market and acknowledging that, in attracting, retaining, and developing talent globally, we need to offer compelling career and development opportunities;

•
retain and engage colleagues with the capabilities required to execute our business strategy; and

•
be cost effective and financially sustainable over time under varying business conditions.

To accomplish these goals, our executive compensation program provides:
•
compensation, including cash (salary and short-term incentive compensation), as well as long-term stock-based compensation;

•
benefits, including retirement-related, healthcare, and other welfare programs;

•
work/lifestyle programs, including paid-time off (“PTO”), limited use of complimentary and discounted rooms at participating Hyatt properties consistent with the policy that is generally applicable to all Hyatt colleagues, and other programs that promote wellbeing; and

•
individual development resources and opportunities.

Market Data
Korn Ferry helps us assess the market competitiveness of our NEOs’ annual cash compensation and long-term incentives. In doing so, Korn Ferry uses several sources of information:
•
data on the amounts and types of compensation provided by a peer group of publicly traded companies; and

Hyatt Hotels Corporation   |   2026 Proxy Statement   23

•
general industry survey data for the Talent and Compensation Committee’s consideration that includes companies with which we compete for management talent, have a similar business profile to ours, have global operations and scope, and are in a consumer-facing and customer-oriented service business.

In 2025, the Talent and Compensation Committee reviewed the competitiveness of our NEO compensation against our peer group. Our peer group for 2025 was the same as the peer group used to assess compensation in 2024 except that Tapestry, Inc. was added to the peer group to enhance Hyatt’s brand focus on the luxury segment.
The peer group was selected based on several factors, including business mix and model, revenues, global brand presence, and brand strength. In 2025, the peer group included:

•
Boyd Gaming Corporation

•
Brinker International, Inc.

•
Caesars Entertainment, Inc.

•
Carnival Corporation & PLC

•
Darden Restaurants, Inc.

•
Hilton Worldwide Holdings Inc.

•
Host Hotels & Resorts, Inc.

•
Las Vegas Sands Corporation

•
Marriott International, Inc.

•
MGM Resorts International

•
Ralph Lauren Corporation.

•
Royal Caribbean Cruises, Ltd.

•
Starbucks Corporation

•
Tapestry, Inc.

•
Wyndham Hotels & Resorts, Inc.

•
Wynn Resorts, Ltd.

For 2025, the Talent and Compensation Committee set our NEOs’ base salaries, annual incentive targets, and long-term incentives so that target total compensation references the 50th percentile of the peer group with the opportunity for upside based on superior performance. The Talent and Compensation Committee believes that our pay mix is generally consistent with market practice.
Role of Outside Consultant
Korn Ferry provides consulting services to our Talent and Compensation Committee to help:
•
assess the competitiveness of our executive compensation programs;

•
advise on current base salaries, incentive compensation, and long-term stock-based compensation;

•
provide analysis regarding our equity awards, dilution, and burn-rate under the LTIP;

•
review our incentive plan design, including the PSU program; and

•
assist with the review and preparation of this CD&A.

See the section above titled “Corporate Governance — Committees of the Board of Directors — Talent and Compensation Committee — Compensation Consultant Fees and Services” for further information regarding services performed by Korn Ferry in 2025.

24   Hyatt Hotels Corporation   |   2026 Proxy Statement

Role of Executive Officers
In making decisions about executive compensation, the Talent and Compensation Committee invites our Chairman, President and Chief Executive Officer and our Chief Human Resources Officer to present various compensation proposals at committee meetings and to answer any questions the committee may have. In 2025, the Talent and Compensation Committee met in executive session to determine the compensation of our former Executive Chairman. With respect to the compensation of our President and Chief Executive Officer, in 2025 the Talent and Compensation Committee met in executive session with our former Executive Chairman and, from time to time, our Chief Human Resources Officer was present at such meetings. Mr. Hoplamazian provides input and recommendations to the Talent and Compensation Committee for each NEO (other than himself) with respect to the achievement of their individual goals under our annual incentive plan.
Key Elements of Total Rewards in 2025
Our total rewards program includes fixed and variable compensation as well as other benefits. We provide the following compensation elements to our NEOs:
Compensation Element	Purpose	Description
Base Salary	Fixed component of pay that fairly compensates the individual with stable income based upon level of responsibilities	Fixed cash payments
Annual Incentive	Aligns short-term compensation with performance at the enterprise level	Variable annual cash award based on achievement of performance objectives as outlined in this CD&A
Long-Term Incentive	Reward for creating long-term stockholder value, provides alignment with stockholder interests	Target value delivered as 30% SARs, 30% time-vested RSUs, and 40% PSUs, with the exception of our former Executive Chairman who received 100% of his long-term incentives in the form of SARs and Mr. Hoplamazian who receives 25% SARs, 25% RSUs, and 50% PSUs (excluding special long-term incentive awards)
Employee Benefits	Retirement, health, and other benefits that support comprehensive long-term financial security for a globally mobile workforce, enables us to maintain a healthy and productive workforce and attract and retain employees	401(k) plan and deferred compensation programs with matching and retirement contributions, PTO, health, life and disability insurance, as well as limited perquisites
Severance Benefits	Severance benefits provided to NEOs upon an involuntary termination of employment without cause and, within the three months prior to (for NEOs other than our Chairman or our CEO) or the twenty-four months following (for all NEOs), a change in control, upon termination of employment for good reason	Severance facilitates recruitment and retention of NEOs by providing income security in the event of involuntary job loss, as outlined in this CD&A, and further enables NEOs to focus on our best interests and those of our stockholders in the event of a potential transaction that could result in the NEO’s termination
Salary
Salaries for our NEOs are reviewed annually. Our NEOs’ salaries for 2025 were set to reflect several factors, including overall experience, time in the role, performance, market levels, and the desire to provide an appropriate base compensation as part of their overall total rewards. During 2025, the Talent and Compensation Committee increased certain NEOs’ salaries in connection with our annual salary review based on the factors above, resulting in year-over-year increases set forth in the following table:
Name	Year-End 2024 Salary	Salary Effective March 1, 2025	Salary Increase %
Thomas J. Pritzker(1)	$656,000	$656,000	—%
Mark S. Hoplamazian	$1,405,000	$1,405,000	—%
Joan Bottarini	$795,000	$815,000	2.5%
Mark R. Vondrasek	$775,000	$800,000	3.2%
Amar Lalvani	$750,000	$772,500	3.0%

(1)
Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

Hyatt Hotels Corporation   |   2026 Proxy Statement   25

Annual Incentive
The Hyatt Hotels Corporation Amended and Restated Executive Incentive Plan (the “EIP”) provides variable at-risk compensation designed to reward executives for achievement of operating results over a one-year performance period. Incentives are based on both financial and non-financial metrics that are intended to balance overall focus on enterprise performance, division performance, and other near-term strategic priorities that are designed to strengthen our competitive position.
The target and maximum annual incentive opportunities under the EIP for our NEOs, other than our former Executive Chairman (who was not eligible for annual incentives under the terms of his letter agreement), are determined annually by the Talent and Compensation Committee based on reference to market data and the individual’s role in the organization and overall experience. In particular, the Talent and Compensation Committee considered the total compensation market data for these positions to design compensation packages that would attract high-level talent while weighting more of the NEOs’ total compensation potential on variable and long-term incentives, thereby aligning their interests with those of our stockholders. For 2025 performance, the target and maximum annual incentive opportunities as a percentage of base salary for each NEO who participated in the EIP were set as follows:
Name	Target	Maximum
Mark S. Hoplamazian	175%	350%
Joan Bottarini	100%	200%
Mark R. Vondrasek	100%	200%
Amar Lalvani	100%	200%
For 2025, the Talent and Compensation Committee applied the following incentive goals to determine our NEOs’ annual incentives:
•
Financial Performance (60% of overall target award): In 2025, the Talent and Compensation Committee generally used Adjusted Compensation EBITDA for purposes of determining the payout of this component, except that it also used Management and Franchising Segment Adjusted Compensation EBITDA for Mr. Lalvani. See Appendix A to this proxy statement for additional information, including our definition of Adjusted Compensation EBITDA and Management and Franchising Segment Adjusted Compensation EBITDA.

	Threshold	Target	Maximum
Adjusted Compensation EBITDA Goal	$1,073 million	$1,263 million	$1,516 million
Payout	50%	100%	200%
No payouts would be earned with respect to the Adjusted Compensation EBITDA component if Adjusted Compensation EBITDA was below $1,073 million. The payout scale was set in 2025 taking into consideration the economic outlook for the year. In 2025, we achieved Adjusted Compensation EBITDA of $1,204 million. Applying the payout scale above (with results interpolated for performance results falling between any of the goal levels listed above), the Talent and Compensation Committee awarded the NEOs 84% of their respective target annual incentives related to this component.
Mr. Lalvani’s financial performance component was split as 30% Adjusted Compensation EBITDA and 30% Management and Franchising Segment Adjusted Compensation EBITDA based on his role of overseeing the Lifestyle organization which is part of the Company’s management and franchising segment. See Appendix A to this proxy statement for additional information, including our definition of Adjusted Compensation EBITDA and Management and Franchising Segment Adjusted Compensation EBITDA.
	Threshold	Target	Maximum
Management and Franchising Segment Adjusted Compensation EBITDA Goal	$838 million	$986 million	$1,184 million
Payout	50%	100%	200%
No payouts would be earned with respect to the Management and Franchising Segment Adjusted Compensation EBITDA component if Management and Franchising Segment Adjusted Compensation EBITDA was below $838 million. In 2025, we achieved Management and Franchising Segment Adjusted Compensation EBITDA of $959 million. Applying the payout scale above (with results interpolated for performance results falling between any of the goal levels listed above), the Talent and Compensation Committee awarded Mr. Lalvani 91% of his respective target annual incentive related to this component.
•
Strategic Priorities (20% of overall target award): In 2025, four strategic priorities were identified: (i) cultivate the best talent and evolve the culture, (ii) drive guest and customer personalization, (iii) operate with excellence, and (iv) grow with intent. In support of these priorities, an enterprise scorecard was developed with various

26   Hyatt Hotels Corporation   |   2026 Proxy Statement

financial and non-financial metrics under each priority to help the Talent and Compensation Committee assess achievement of the applicable priority. The goals set for each metric are designed to be challenging yet attainable such that achievement would reflect success with regard to the strategic initiatives for the year. Based on an assessment of the progress made towards the four strategic priorities in 2025, the Talent and Compensation Committee awarded each of the NEOs (except Mr. Lalvani) 70% of their respective target annual incentives related to this component.
A scorecard with similar metrics to the enterprise scorecard was also developed for properties in our Lifestyle portfolio. Based on an assessment of the progress made towards the four strategic priorities in 2025 for the properties in our Lifestyle portfolio, the Talent and Compensation Committee awarded Mr. Lalvani 60% of his target annual incentive related to this component.
•
Individual Business Goals (“IBGs”) and Discretion (20% of overall target award): In 2025, each of our NEOs was subject to certain IBGs, as described in additional detail below, designed to incentivize the applicable NEO in his or her area of responsibility, as well as build brand value over time. The IBGs for each NEO are designed to be challenging yet attainable, consistent with our expectations for delivering on the Company’s operating plan and strategic priorities. Each NEO’s specific IBGs are described below.

Hoplamazian’s 2025 IBGs
Mr. Hoplamazian’s IBGs for 2025 included:
•
Strengthen leadership, culture, and talent through organization redesign and build bench strength with leadership development plans and key hires;

•
Modernize ways of working and decision-making by embedding agile ways of working and artificial intelligence adoption, and ensure leadership behaviors and mindsets model growth, collaboration, and performance; and

•
Establish a clear, value-driven capital allocation framework with simple and credible return metrics and alignment of capital decisions and incentives with value creation.

Based on input from our then-current Executive Chairman and the review of performance during 2025, the Talent and Compensation Committee awarded Mr. Hoplamazian 95% of his IBG and discretion component.
Bottarini’s 2025 IBGs
Ms. Bottarini’s IBGs for 2025 included:
•
Drive capital and growth strategy by maximizing free cash flow through tighter capital and working capital management and deliver strong returns on investments while maintaining an investment-grade profile;

•
Improve cross-functional collaboration across Finance, Operations, Commercial Services, and Development by prioritizing high-impact artificial intelligence, data, and analytics initiatives; and

•
Increase efficiency and value creation by executing financial systems integrations across acquired brands and optimize the Finance function through organization transformation and leadership development.

Based on input from our President and Chief Executive Officer and the review of performance during 2025, the Talent and Compensation Committee awarded Ms. Bottarini 94% of her IBG and discretion component.
Vondrasek’s 2025 IBGs
Mr. Vondrasek’s IBGs for 2025 included:
•
Drive commercial performance by strengthening loyalty, revenue, and direct/digital performance, while improving brand health, market share growth, and channel efficiency;

•
Deliver major integrations, platform migrations, brand portfolio ramp-ups, and artificial intelligence/data capabilities to enable personalization and operational excellence; and

•
Evolve Commercial Services to build an agile organization, improve efficiency, align to brand portfolios, and embed a growth mindset.

Based on input from our President and Chief Executive Officer and the review of performance during 2025, the Talent and Compensation Committee awarded Mr. Vondrasek 97% of his IBG and discretion component.

Hyatt Hotels Corporation   |   2026 Proxy Statement   27

Lalvani’s 2025 IBGs
Mr. Lalvani’s IBGs for 2025 included:
•
Establish a clear and scalable Lifestyle organization and brand model that sharpens brand positioning by aligning structure, operating models, and go-to-market materials;

•
Refine key strategic objectives by brand that improve guest experience, hotel performance, and sales effectiveness; and

•
Evolve and drive accountability throughout the Lifestyle organization structure across geographies with cross functional buy-in.

Based on input from our President and Chief Executive Officer and the review of performance during 2025, the Talent and Compensation Committee awarded Mr. Lalvani 98% of his IBG and discretion component.
Accordingly, based on Hyatt’s 2025 financial performance and the factors and considerations discussed above, the Talent and Compensation Committee awarded the following amounts to each NEO, expressed as a percentage of salary effective at year-end and the resulting percentage of target incentive:
Name	Adjusted Compensation EBITDA Payout (60%) / (30%)(1)		Management and Franchising Segment Adjusted Compensation EBITDA Payout (30%)		Strategic Priorities Payout (20%)		IBGs and Discretion Payout (20%)		Total Payout(2)
	(% of Target)	$	(% of Target)	$	(% of Target)	$	(% of Target)	$	(% of Target)	$
Mark S. Hoplamazian	84%	$1,245,111			70%	$344,225	95%	$467,163	84%	$2,056,500 (146% of year-end salary)
Joan Bottarini	84%	$412,716			70%	$114,100	94%	$153,220	83%	$680,000 (83% of year-end salary)
Mark R. Vondrasek	84%	$405,120			70%	$112,000	97%	$155,200	84%	$672,300 (84% of year-end salary)
Amar Lalvani	84%	$195,597	91%	$210,429	60%	$92,700	98%	$151,410	84%	$650,100 (84% of year-end salary)
(1)
Adjusted Compensation EBITDA payout weighting for Mr. Hoplamazian, Ms. Bottarini, and Mr. Vondrasek was 60%, and Mr. Lalvani’s was 30%.

(2)
The total payout is rounded to the nearest hundred.

Long-Term Incentive
Annual Long-Term Incentive Grants
In 2025, we granted our NEOs equity incentive awards in the form of SARs, RSUs, and PSUs under our LTIP. These grants were designed to:
•
drive and reward performance over an extended period of time to promote creation of long-term value for our stockholders;

•
create strong alignment with the long-term interests of our stockholders;

•
assist in retaining highly qualified executives; and

•
contribute to competitive total rewards.

In determining the value of long-term incentive grants, the Talent and Compensation Committee considered market data, the individual’s potential contribution to our success, and the relationship between each NEO’s short-term and long-term compensation. Based on these assessments, the Talent and Compensation Committee approved the following changes to total target annual long-term incentive award values from 2024 to 2025: Mr. Thomas J. Pritzker, who retired as Executive Chairman effective February 16, 2026, from $6,200,000 to $6,355,000; Mr. Hoplamazian from $10,000,000 to $10,250,000; and Mr. Vondrasek from $1,900,000 to $2,150,000. For 2025, the Talent and Compensation Committee determined to deliver the value of long-term incentive awards to NEOs (excluding special long-term incentive awards), other than Messrs. Thomas J. Pritzker and Hoplamazian, 30% in SARs, 30% in RSUs, and 40% (at target performance) in PSUs. Excluding special long-term incentive awards, Mr. Hoplamazian received his 2025 long-term incentive award 25% in SARs, 25% in RSUs, and 50% (at target performance) in PSUs. The Talent and Compensation Committee believes that awarding a mix of SARs, RSUs, and PSUs achieves a balance in linking NEO long-term rewards to Company performance in

28   Hyatt Hotels Corporation   |   2026 Proxy Statement

that SARs do not provide any value unless the stock price appreciates, the value of RSUs increases or decreases in the same way stockholders’ stock value increases or decreases, and PSUs focus NEOs on the attainment of specified longer-term Company objectives. In addition to these performance drivers, each of these awards provides a significant retention incentive through service-based vesting. Mr. Thomas J. Pritzker received his 2025 long-term incentive award entirely in the form of SARs to further focus Mr. Pritzker on long-term stockholder value creation.
The total 2025 target long-term incentive grant values (excluding special long-term incentive awards) determined by the Talent and Compensation Committee for awards of PSUs, SARs, and RSUs are shown below for each NEO.
	2025 Target LTIP Values
Name(1)	PSUs(1)	SARs	RSUs
Thomas J. Pritzker(2) Award Mix	—	$6,355,000	—
	—	100%	—
Mark S. Hoplamazian Award Mix	$5,125,000	$2,562,500	$2,562,500
	50%	25%	25%
Joan Bottarini Award Mix	$1,000,000	$750,000	$750,000
	40%	30%	30%
Mark R. Vondrasek Award Mix	$860,000	$645,000	$645,000
	40%	30%	30%
Amar Lalvani(3) Award Mix	$1,333,200	$999,900	$999,900
	40%	30%	30%

(1)
Values set forth in this table represent the grant amounts determined by the Talent and Compensation Committee. The PSU value was converted into a number of shares underlying the awards on March 18, 2025 based on our then-current closing stock price of $122.21. The values of the PSUs set forth in the Summary Compensation Table and Grants of Plan-Based Awards Table are different than the values shown here because PSUs are valued according to ASC Topic 718 for purposes of the Summary Compensation Table and the Grants of Plan-Based Awards Table.

(2)
Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

(3)
Mr. Lalvani’s RSUs were granted in December 2024 in lieu of March 2025 in connection with Mr. Lalvani’s employment with Hyatt effective October 1, 2024 upon completion of the Company’s acquisition of Standard International’s hotel brands and management platform.

SARs
SARs are designed to deliver value to the NEOs only if our stock price increases over the grant date value. Each vested SAR gives the holder the right to receive the appreciation in the value of one share of our Class A common stock at the exercise date over the value of one share of our Class A common stock at the date of grant. Generally, SARs vest in substantially equal annual increments over four years based on continued service and are settled by delivery of shares of our Class A common stock (but may be subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).
RSUs
RSUs are designed to align the interests of our NEOs with the interests of our stockholders, to reward performance, and to promote retention of our executives by providing equity-based compensation that fluctuates with our stock price. RSUs also help reduce the volatility of our overall long-term incentive package that arises in part due to the cyclical nature of the hospitality industry since the volatility of the value of an RSU is lower than the volatility of the value of a SAR.
RSUs, accordingly, are intended to create a sense of ownership and to better align executives’ interests with our stockholders’ interests. Generally, RSUs vest in substantially equal annual increments over four years (but may be subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”) and are settled by delivery of shares of our Class A common stock. RSUs granted to employees carry dividend equivalent rights, which entitle RSU holders to the same dividend value per share as our stockholders. Dividend equivalents are subject to the same vesting and other terms and conditions as the corresponding RSUs. Dividend equivalents are accumulated and paid in cash when the underlying RSUs vest.
PSUs
PSUs are designed to align the interests of our NEOs with the interests of our stockholders and to reward the cumulative attainment of longer-term Company objectives.

Hyatt Hotels Corporation   |   2026 Proxy Statement   29

In addition to the PSUs granted in 2025 that are further described below, performance periods remain open for PSUs granted by the Talent and Compensation Committee in 2024 that vest based on a three-year relative net rooms growth rank (weighted 50% of the award) and a three-year “Adjusted Compensation EBITDA” goal (weighted 50% of the award), subject to adjustment based on a relative total shareholder return (“TSR”) modifier (the “2024-2026 PSUs”), which are described in additional detail in our proxy statement filed in 2025.
2025-2027 PSUs
In 2025, the Talent and Compensation Committee determined to grant PSUs that vest based on (i) a three-year Company “Average Organic Net Rooms Growth” (weighted 50% of the award) and (ii) a three-year “Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio” (weighted 50% of the award), which, taken together, are subject to adjustment based on a relative TSR modifier (the “2025-2027 PSUs”).
•
“Average Organic Net Rooms Growth” means the compounded annual growth rate using the total system-wide rooms as of December 31, 2024 as compared to the total system-wide rooms as of December 31, 2027, as disclosed in an applicable report filed with the SEC. Total system-wide rooms used in the calculation exclude brand acquisitions and real estate acquisitions made during the performance period.

•
“Adjusted Free Cash Flow” represents net cash provided by operating activities less capital expenditures and less estimated cash taxes on asset sales as disclosed in a report filed with the SEC to report annual results. Calculation of Adjusted Free Cash Flow excludes adjusted free cash flow impacts related to acquisition and disposition activity that occurs during the year ending December 31, 2027.

•
“Adjusted EBITDA” is defined in Appendix A to this proxy statement.

•
“Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio” means Adjusted Free Cash Flow divided by Adjusted EBITDA for the 12-month period ending as of December 31, 2027. Calculation of Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio excludes Adjusted EBITDA and Adjusted Free Cash Flow impacts related to acquisition and disposition activity that occurs during the year ending December 31, 2027.

Earned PSUs =
((Average Organic Net Rooms Growth Payout Percentage x 50% of Target Number of PSUs)
+
(Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio Payout Percentage x 50% of Target Number of PSUs))
x
Relative TSR Modifier
The relative TSR modifier for the 2025-2027 PSUs ranks our TSR over the three-year performance period against each of the following: Accor S.A., Choice Hotels International, Inc., Hilton Worldwide Holdings Inc., InterContinental Hotels Group PLC, Marriott International, Inc., and Wyndham Hotels & Resorts, Inc. Hyatt’s ranking among the foregoing results in the number of vesting PSUs being increased or decreased by a modifier as follows:
Relative TSR Rank	Relative TSR Modifier
1st	133.3%
2nd	120%
3rd	100%
4th	100%
5th	100%
6th	90%
7th	80%
Vesting is also generally subject to continued employment through the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).
We believe that disclosure of information regarding the specific performance goals used in determining PSU vesting will cause substantial competitive harm to Hyatt, both directly and indirectly. Therefore, in accordance with applicable SEC rules, the specific performance goals used in determining PSU vesting have been omitted from this proxy statement; however, we expect to disclose these goals in accordance with applicable SEC rules, following the conclusion of the applicable performance period.
Dividend equivalents for PSUs are subject to the same vesting and other terms and conditions as the corresponding PSUs. Dividend equivalents are accumulated and paid in cash if and when the underlying PSUs vest.

30   Hyatt Hotels Corporation   |   2026 Proxy Statement

2025-2027 Amar Lalvani Lifestyle PSUs
In 2025, in lieu of granting Mr. Lalvani an award of the 2025-2027 PSUs described above, consistent with his leadership role with respect to the Lifestyle portfolio, the Talent and Compensation Committee determined to grant PSUs to Mr. Lalvani focused on Lifestyle brands. The “2025-2027 Amar Lalvani Lifestyle PSUs” vest based on the three-year performance period from January 1, 2025 through December 31, 2027 for each of (i) specified brand openings within the performance period (weighted 33 1/3% of the award) (ii) Lifestyle Brands Market Share (weighted 33 1/3% of the award), and (iii) Lifestyle Brands GOP$ Per Key (weighted 33 1/3% of the award), which, taken together, are subject to adjustment based on a relative TSR modifier.
•
“Lifestyle Brands” means each Hyatt managed property characterized as a Lifestyle Brand globally as of January 1, 2025, which includes each of Andaz, Thompson Hotels, The Standard, Dream Hotels, The StandardX, JdV by Hyatt, Bunkhouse Hotels, and Me and All Hotels.

•
“Lifestyle Brands Market Share” means RevPAR Index for Lifestyle Brands rooms as calculated by Smith Travel Research for the applicable markets and measurement period.

•
“Lifestyle Brands GOP$ Per Key” means, with respect to Lifestyle Brands, the average gross operating profit per room for the relevant period.

Earned PSUs =
((Brand Openings Payout Percentage x 33 1/3% of Target Number of PSUs)
+
(Lifestyle Brands Market Share Payout Percentage x 33 1/3% of Target Number of PSUs)
+
(Lifestyle Brands GOP$ Per Key Payout Percentage x 33 1/3% of Target Number of PSUs))
x
Relative TSR Modifier
The relative TSR modifier for the 2025-2027 Amar Lalvani Lifestyle PSUs is the same modifier as applies to the 2025-2027 PSUs, as described above.
Vesting is also generally subject to continued employment through the three-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, a termination of employment by the Company without cause or a voluntary termination on or after October 1, 2026 such that the Talent and Compensation Committee certified that an approved succession plan has been developed, is satisfactorily implemented, and is in the best interest of the Company, or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).
We believe that disclosure of information regarding the specific performance goals used in determining PSU vesting will cause substantial competitive harm to Hyatt, both directly and indirectly. Therefore, in accordance with applicable SEC rules, the specific performance goals used in determining PSU vesting have been omitted from this proxy statement; however, we expect to disclose these goals in accordance with applicable SEC rules, following the conclusion of the applicable performance period.
Dividend equivalents for PSUs are subject to the same vesting and other terms and conditions as the corresponding PSUs. Dividend equivalents are accumulated and paid in cash if and when the underlying PSUs vest.
Determination of Performance for 2023-2025 PSUs
In 2023, the Talent and Compensation Committee granted PSUs that vest based on (i) a Relative Net Rooms Growth goal (three-year Net Rooms Growth Rank as compared to the Net Rooms Growth Peer Companies) (weighted 50% of the award) and (ii) a three-year Adjusted Compensation EBITDA goal (weighted 50% of the award), which, taken together, were subject to adjustment based on a relative TSR modifier, as described in the relevant award agreement and our proxy statement filed in 2024 (the “2023-2025 PSUs”). Hyatt ranked number two in net rooms growth (excluding brand and portfolio acquisitions) as compared to the Net Rooms Growth Peer Group Companies, resulting in a payout percentage of 75% (weighted 50% of the award). Hyatt achieved $3,505 million of Adjusted Compensation EBITDA with a goal of $3,649 million, resulting in a 96% achievement and a payout percentage of 90% (weighted 50% of the award). The ranking of the relative TSR modifier was number four out of seven for the same three-year period, which did not impact the payout percentage, such that in March 2026, the Talent and Compensation Committee determined that a payout of 83% of target was earned.

Hyatt Hotels Corporation   |   2026 Proxy Statement   31

Determination of Performance for 2023-2025 Special PSUs
In December 2022, the Talent and Compensation Committee granted a special award of PSUs to Mr. Vondrasek that vest based on (i) a three-year Direct Distribution Channel growth goal to increase distribution in each sequential calendar year during the performance period (weighted 50% of the award) and (ii) a three-year Loyalty Room Night Penetration growth goal to increase penetration in each sequential calendar year during the performance period (weighted 50% of the award), which, taken together, were both subject to achieving the threshold Adjusted Compensation EBITDA goal for each calendar year in the performance period. Hyatt did not increase Direct Distribution Channel growth each sequential year, resulting in a payout percentage of 0% (weighted 50% of the award). Hyatt did increase Loyalty Room Night Penetration each sequential year, resulting in a payout percentage of 100% (weighted 50% of the award). Hyatt did achieve the threshold Adjusted Compensation EBITDA goal each year in the performance period and therefore, in March 2026 the Talent and Compensation Committee determined that a payout of 50% of target was earned.
Additional Long-Term Incentive Grants
2025 One-Year PSUs
In May 2025, the Talent and Compensation Committee determined to grant one-year PSUs to our NEOs that vest based on relative TSR over a one-year period from May 1, 2025 through April 30, 2026 to further align NEOs with stockholders and marketplace volatility (the “2025 One-Year PSUs”).
The relative TSR metric ranks our TSR over the one-year performance period against the Russell 1000 Hotel/Motel Index as follows:
Relative TSR Rank	Relative TSR Payout Percentage(1)
>=75th Percentile	200%
60th Percentile	110%
50th Percentile	100%
40th Percentile	90%
25th Percentile	50%
<25th Percentile	—%

(1)
Payouts are interpolated linearly in between payouts.

Vesting is also generally subject to continued employment through the one-year performance period (except in the case of certain qualifying terminations of employment due to death or disability, retirement, or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).
Dividend equivalents for PSUs are subject to the same vesting and other terms and conditions as the corresponding PSUs. Dividend equivalents are accumulated and paid in cash if and when the underlying PSUs vest.
Additional PSUs
On March 19, 2024, we agreed to grant Mr. Hoplamazian five annual tranches of PSUs with an annual grant date fair value of $3,000,000 (the “CEO PSUs”) considering Mr. Hoplamazian’s extended tenure as President & Chief Executive Officer and leading the organization on its continued path of transformation and growth, in order to create further alignment around key strategic and business outcomes over the five-year period after the grant. In 2025, Mr. Hoplamazian received Tranche II of the CEO PSUs, consisting of 24,547 PSUs. The CEO PSUs are eligible to vest based upon both (i) Mr. Hoplamazian’s continued employment requirement through March 16, 2029 (the “Service Component”) (except in the case of death, disability, qualifying retirement, or qualifying termination (whether in connection with a change in control of the Company or otherwise) as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”) and (ii) the attainment of specified performance-vesting conditions (the “Performance Component”) during the applicable calendar year. The CEO PSUs are eligible to satisfy the Performance Component during the applicable calendar year as follows:
Tranche	Performance Period	Grant Date Fair Value
Tranche I CEO PSUs	January 1, 2024 — December 31, 2024	$3,000,000
Tranche II CEO PSUs	January 1, 2025 — December 31, 2025	$3,000,000
Tranche III CEO PSUs	January 1, 2026 — December 31, 2026	$3,000,000
Tranche IV CEO PSUs	January 1, 2027 — December 31, 2027	$3,000,000
Tranche V CEO PSUs	January 1, 2028 — December 31, 2028	$3,000,000

32   Hyatt Hotels Corporation   |   2026 Proxy Statement

The Talent and Compensation Committee annually sets performance goals that are part of the Performance Component for the CEO PSUs for the tranche eligible to performance-vest during the relevant performance period (as set forth in the table above), and determines at the end of each annual performance period whether those goals have been attained. If the applicable performance goals are attained for the relevant performance year at or above target level, that tranche is earned for purposes of the Performance Component (but remain subject to vesting based on satisfaction of the Service Component and assuming Mr. Hoplamazian does not engage in certain “detrimental conduct”). However, Mr. Hoplamazian is eligible for accelerated vesting of some or all of the tranches of the PSUs in the case of death, disability, qualifying retirement, or qualifying termination (whether in connection with a change in control of the Company or otherwise), as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.”
In March 2025, the Talent and Compensation Committee determined that the Tranche II CEO PSUs would attain their applicable performance goal if (i) Net Rooms Growth was greater than or equal to 6.5% for 2025 (weighted 50% of the award) and (ii) Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio was greater than or equal to 40% in 2025 (weighted 50% of the award). In March 2026, the Talent and Compensation Committee determined that the goals were achieved for 2025 and the Tranche II CEO PSUs have accordingly been earned for performance-vesting purposes.
Equity Award Timing Practices
With respect to Item 402(x) of Regulation S-K, the Company typically makes equity grants pursuant to our Non-Employee Director Compensation Policy and the LTIP during regularly scheduled board meetings or during periods when we are not in possession of material non-public information. Although we have not adopted a formal policy with respect to the timing of our equity award grants, including equity award grants to NEOs, the Talent and Compensation Committee typically grants LTIP awards on a regular annual schedule during the first calendar quarter of the year. During 2025, we did not grant stock options, SARs, or similar option-like instruments to our NEOs during the four business days prior to or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed any material non-public information. Pursuant to our Insider Trading Compliance Policy, neither the Company, nor executive officers, directors, or certain colleagues (as set forth in the Insider Trading Compliance Policy) may trade in any securities of the Company during the period beginning seven calendar days before the end of any fiscal quarter of the Company and ending one full trading day after the public release of earnings data for such quarter, whether or not the Company or its executive officers, directors, or applicable colleagues are in possession of material non-public information.
Employee Benefits
Our NEOs receive employee benefits similar to other salaried colleagues, such as participation in our 401(k) plan, and our health, life and disability plans and severance benefits, as described in more detail below and in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.” In addition, we provide certain retirement and deferred compensation benefits to our NEOs, including participation in our Deferred Compensation Plan (“DCP”), as well as limited perquisites. These additional employee benefits and perquisites make up the benefits and work/lifestyle portion of our total rewards package and help enable us to compete in attracting and retaining executives.
Termination and Severance Benefits
In the event of certain qualifying terminations of employment, NEOs are entitled to severance payments and benefits under the Hyatt Hotels Corporation Executive Officer Severance and Change in Control Plan (the “Severance and Change in Control Plan”). All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning the NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of employment. For a description of the material terms of the Severance and Change in Control Plan, see the section below of this proxy statement titled “Potential Payments on Termination or Change in Control.”
We do not provide for tax reimbursement payments or tax gross-ups related to any payments received in connection with a change in control.
Retirement Programs
401(k) Plan
Our 401(k) plan is an ongoing, tax-qualified 401(k) plan under which we match 100% on the first 3% of compensation that an employee contributes and 50% on the next 2% of compensation that an employee

Hyatt Hotels Corporation   |   2026 Proxy Statement   33

contributes, up to a total match of 4% of an employee’s compensation (subject to Internal Revenue Service (“IRS”) limits for tax qualified plans).
Deferred Compensation Plan
The DCP allows executives to defer up to 75% of their base salaries and all or a portion of their annual incentives. We also make an employer contribution to the plan based on a designated contribution schedule. For 2025, each of Messrs. Thomas J. Pritzker and Hoplamazian received a dollar for dollar match on deferrals up to $12,000 and each of Ms. Bottarini, Mr. Vondrasek, and Mr. Lalvani received a 3% employer contribution for their respective base salaries up to a maximum employer contribution of $20,000. Executives who participate in the DCP can select among various market-based investment options and are eligible to receive their account balances when they terminate employment.
Perquisites
We offer limited perquisites to our executives which we believe are reasonable and consistent with our total rewards program and our goal of attracting and retaining key executives. Perquisites that are provided include:
•
limited use of complimentary and discounted rooms at participating Hyatt properties consistent with the policy that is generally applicable to all Hyatt colleagues;

•
complimentary parking; and

•
relocation for new executives as necessary.

The Company allows Mr. Hoplamazian (and allowed Mr. Thomas J. Pritzker during his employment with the Company) to use our leased corporate aircraft for business and limited personal travel. Our aircraft usage policy is designed to safeguard the health and safety of our senior executives, and we believe it also significantly reduces the potential for business interruption. Under our aircraft usage policy, Mr. Hoplamazian may use up to $200,000 per year for personal travel, and any usage above this limit must be approved by the Talent and Compensation Committee. Mr. Hoplamazian used the corporate aircraft for six personal round trips and six personal one-way trips in 2025 such that the aggregate incremental cost of his personal use of the corporate aircraft was $154,735. We determined the incremental cost of his personal use of our corporate aircraft based on the variable operating costs to us, which include items such as (i) aircraft fuel and oil expenses per hour of flight; (ii) landing, ramp, and parking fees and expenses; (iii) crew travel expenses; (iv) supplies and catering; (v) customs, foreign permit, and similar fees; (vi) crew travel; and (vii) passenger ground transportation. Because the aircraft is used primarily for business travel, this methodology excludes fixed costs that do not change based on usage, such as the salaries of pilots and crew, purchase or lease costs of aircraft, and costs of maintenance and upkeep. Mr. Hoplamazian incurs taxable income, calculated using the non-commercial flight valuation method, for all personal use of our corporate aircraft. We do not grant bonuses or otherwise pay to cover, reimburse, or otherwise “gross-up” any income tax owed for personal travel on our corporate aircraft.
Share Ownership Requirement
Pursuant to our share ownership guidelines, each of our NEOs (other than former Executive Chairman Mr. Thomas J. Pritzker) is required to hold vested in-the-money SARs, vested or unvested RSUs, and/or restricted or unrestricted shares of common stock with a value equal to no less than the following amounts (as applicable):
NEO	Multiple of Salary
Mr. Hoplamazian (CEO)	6 times base salary
Ms. Bottarini, Mr. Vondrasek and Mr. Lalvani (EVPs)	3 times base salary
Once a NEO reaches age 55, his or her ownership guideline reduces by 10% per year until age 60. Our NEOs have five years to meet these goals from when they become executive officers. We adopted these share ownership guidelines as a means of requiring executives to hold equity and tie their financial interests to the interests of our stockholders. As of December 31, 2025, all of our NEOs except Mr. Lalvani met the above guidelines. Mr. Lalvani has until October 1, 2029 to meet the guidelines.
In addition, the stock ownership guidelines include holding requirements so that executives are required to hold 20% of net shares received until achieving the guidelines. Once the guidelines are achieved, it is expected that at least 20% of the value required will be comprised of owned shares.

34   Hyatt Hotels Corporation   |   2026 Proxy Statement

Compensation Recovery Policy
Pursuant to our Clawback Policy, if the Company is required to prepare an accounting restatement due to any material noncompliance with financial reporting requirements under applicable securities laws, we will be required to recover from current and former executive officers any incentive-based compensation that was erroneously paid or provided to the executive officers during the three years preceding the date that the Company is required to prepare such restatement, unless the Talent and Compensation Committee determines that recovery would be impracticable. Incentive-based compensation includes compensation that is granted, earned, or vested based wholly or in part on any financial reporting measure(s).
If recovery is triggered under the Clawback Policy due to an accounting restatement, we are required to recover the excess of the amount of incentive-based compensation actually received by the executive officer over the amount of incentive-based compensation that he or she would have received had payment been determined based on the restated financial measure. The Clawback Policy also permits recovery of compensation earned based on performance goals that do not relate to any financial reporting measure(s) and/or solely time-vesting awards, with the application of any such recovery to be determined by the Talent and Compensation Committee.
In addition to the Clawback Policy, we continue to maintain our compensation recovery policy as in effect prior to the implementation of the Clawback Policy, and this policy applies both to executive officers and to the corporate controller, the treasurer, the senior tax executive, and any other executives who from time to time are designated by the Board of Directors, and similarly provides for the recovery of incentive-based compensation in the event of a restatement if any covered executives erroneously received compensation. In addition, if the Board of Directors determines that any covered executive has engaged in fraudulent or willful misconduct that resulted in a restatement of our financial results, this compensation recovery policy allows the Board of Directors (or a committee thereof) in its discretion to recover from such executive any bonus, equity compensation, or proceeds received from the sale of equity compensation by such executive.
Anti-Hedging/Anti-Pledging Policies
Pursuant to our Insider Trading Compliance Policy, our NEOs, directors, officers, and others as set forth in the Insider Trading Compliance Policy are prohibited from “hedging” their ownership in shares of our common stock or other equity-based interests in the Company (including by engaging in short sales relating to our common stock), and are generally prohibited from pledging shares of our common stock as collateral for loans, except in limited, pre-approved circumstances where the individual clearly demonstrates the financial capacity to repay the loan without resorting to the pledged securities.
Regulatory Considerations
ASC Topic 718
Grants of stock-based compensation are accounted for under ASC Topic 718. The Talent and Compensation Committee regularly considers the accounting implications of significant compensation decisions, especially in connection with decisions that relate to equity-based compensation awards. As accounting standards change, we may revise certain programs to appropriately align the cost of our equity-based compensation awards with our overall executive compensation philosophy and objectives.
Our incentive compensation programs have been designed and administered in a manner generally intended to preserve federal income tax deductions. However, the Talent and Compensation Committee considers the tax and accounting consequences of utilizing various forms of compensation and retains the discretion to pay compensation that is not tax deductible or could have adverse accounting consequences.

Hyatt Hotels Corporation   |   2026 Proxy Statement   35

Summary Compensation Table

Name and Principal Position	Year	Salary	Stock Awards (1)(2)	Option Awards (1)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation (4)	Total
Thomas J. Pritzker Executive Chairman of the Board	2025	$658,531	—	$6,354,950	—	$17,964	$7,031,445
	2024	$655,444	—	$6,200,000	—	$17,877	$6,873,321
	2023	$632,417	—	$5,999,981	—	$17,873	$6,650,271
Mark S. Hoplamazian President and Chief Executive Officer (Principal Executive Officer)	2025(5)	$1,410,417	$20,478,749	$2,562,490	$2,056,500	$191,606	$26,699,762
	2024	$1,403,805	$10,777,803	$2,499,974	$1,816,500	$117,128	$16,615,210
	2023	$1,354,167	$14,307,053	$2,499,956	$2,585,200	$43,891	$20,790,267
Joan Bottarini Executive Vice President, Chief Financial Officer (Principal Financial Officer)	2025	$814,831	$3,109,974	$749,967	$680,000	$41,563	$5,396,335
	2024	$794,234	$1,805,355	$749,972	$611,200	$40,775	$4,001,536
	2023	$765,833	$1,785,761	$719,994	$835,300	$39,594	$4,146,482
Mark R. Vondrasek Executive Vice President, Chief Commercial Officer	2025	$798,949	$3,026,373	$644,975	$672,300	$41,563	$5,184,160
	2024	$774,311	$1,372,212	$569,981	$595,800	$40,775	$3,353,079
	2023	$747,000	$1,302,097	$524,960	$814,700	$26,390	$3,415,147
Amar Lalvani Executive Vice President, President & Creative Director, Lifestyle	2025(6)	$771,758	$1,377,043	$999,868	$650,100	$35,021	$3,833,790

(1)
Amounts shown in the “Stock Awards” column represent the aggregate grant date fair value of RSUs and PSUs and the amounts shown in the “Option Awards” column represent the aggregate grant date fair value of SARs, in each case, granted in the year indicated, with such grant date fair values prepared in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. The actual value, if any, which an executive may realize from a SAR, RSU, or PSU award is contingent upon the satisfaction of the conditions to vesting applicable to that award, and is determined by reference to stock price, which may fluctuate. Thus, there is no assurance that the value, if any, eventually realized by the executive will correspond to the amount shown in the table.

(2)
The amounts shown for the 2025-2027 PSUs, 2025-2027 Amar Lalvani Lifestyle PSUs, and 2025 One-Year PSUs reflect the grant date fair value of the awards at target payout. The grant date fair value of the 2025-2027 PSUs assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Hoplamazian $10,587,163, Ms. Bottarini $2,065,628, and Mr. Vondrasek $1,776,561. The grant date fair value of the 2025-2027 Amar Lalvani Lifestyle PSUs assuming the highest level of performance (i.e., 200% of target) is $2,754,086. The grant date fair value of the 2025 One-Year PSUs assuming the highest level of performance (i.e., 200% of target) are as follows: Mr. Hoplamazian $19,245,560, Ms. Bottarini $2,654,560, and Mr. Vondrasek $2,986,380.

(3)
See the CD&A section of this proxy statement titled “Annual Incentive” for more information about the EIP.

(4)
All Other Compensation for 2025 includes that shown in the table below:

Name	401(k) Match	Contributions to DCP	Life Insurance and Long-Term Disability Premiums	Perquisites and Other Personal Benefits(a)	Total
Thomas J. Pritzker	$5,046	$12,000	$918	—	$17,964
Mark S. Hoplamazian	$14,000	$12,000	$1,235	$164,371	$191,606
Joan Bottarini	$14,000	$20,000	$1,235	$6,328	$41,563
Mark R. Vondrasek	$14,000	$20,000	$1,235	$6,328	$41,563
Amar Lalvani	$14,000	$20,000	$1,021	—	$35,021

(a)
Amounts shown reflect: the aggregate incremental cost of personal use of the corporate aircraft ($154,735 for Mr. Hoplamazian), and the cost of parking benefits ($9,636 for Mr. Hoplamazian, $6,328 for each of Ms. Bottarini and Mr. Vondrasek).

(5)
As described in the CD&A section of this proxy statement titled “Additional Long-Term Incentive Grants,” we entered into an agreement on March 19, 2024 to grant Mr. Hoplamazian CEO PSUs in five annual tranches, which are eligible to performance-vest in annual tranches. The Tranche II CEO PSUs consisted of 24,547 shares.

(6)
Mr. Lalvani joined Hyatt on October 1, 2024 upon completion of the Company’s acquisition of Standard International’s hotel brands and management platform.

36   Hyatt Hotels Corporation   |   2026 Proxy Statement

Grants of Plan-Based Awards — 2025

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(#)(3)	All Other Option Awards: Number of Securities Underlying Options(#)	Exercise or Base Price of Option Awards ($)(4)	Grant Date Fair Value of Stock and Options Awards(5)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas J. Pritzker
SARs	3/18/2025								119,724	$122.21	$6,354,950
Mark S. Hoplamazian
		$1,229,375	$2,458,750	$4,917,500
PSUs(2a)	5/21/2025				8,387	41,936	83,872				$5,293,581
PSUs(2b)	5/21/2025				29,000	58,000	116,000				$9,622,780
PSUs(6)	3/18/2025					24,547					$2,999,889
SARs	3/18/2025								48,276	$122.21	$2,562,490
RSUs	3/18/2025							20,968			$2,562,499
Joan Bottarini
		$407,500	$815,000	$1,630,000
PSUs(2a)	5/21/2025				1,636	8,182	16,364				$1,032,814
PSUs(2b)	5/21/2025				4,000	8,000	16,000				$1,327,280
SARs	3/18/2025								14,129	$122.21	$749,967
RSUs	3/18/2025							6,136			$749,881
Mark R. Vondrasek
		$400,000	$800,000	$1,600,000
PSUs(2a)	5/21/2025				1,407	7,037	14,074				$888,281
PSUs(2b)	5/21/2025				4,500	9,000	18,000				$1,493,190
SARs	3/18/2025								12,151	$122.21	$644,975
RSUs	3/18/2025							5,277			$644,902
Amar Lalvani
		$386,250	$772,500	$1,545,000
PSUs(2c)	5/21/2025				1,455	10,909	21,818				$1,377,043
SARs	3/18/2025								18,837	$122.21	$999,868

(1)
The amounts shown represent the threshold, target, and maximum potential payments under the EIP based on multiples of the NEO’s base salary as of December 31, 2025. See “Annual Incentive” in the CD&A section of this proxy statement for more information about the EIP.

(2)
Except with respect to the CEO PSUs granted to Mr. Hoplamazian (but inclusive of Mr. Hoplamazian’s 2025-2027 PSUs), the amounts shown represent the potential 2025-2027 PSUs, 2025-2027 Amar Lalvani Lifestyle PSUs, and 2025 One-Year PSUs that may be earned at each of the threshold, target, and maximum performance levels. Each NEO was granted PSUs at target, but the number of PSUs that will vest and be retained by the NEO will be determined at the conclusion of the relevant performance period based on performance goal attainment.

(2a)
The 2025-2027 PSUs will vest based on achievement of three-year Average Organic Net Rooms Growth and three-year Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio, which, taken together, are subject to adjustment based on a relative TSR modifier for the three-year period ending on December 31, 2027. Threshold payout with respect to the 2025-2027 PSUs assumes that either the Average Organic Net Rooms Growth metric or the Adjusted EBITDA to Adjusted Free Cash Flow Conversion Ratio metric is achieved at threshold, applying the lowest TSR modifier of 80%. Vesting is generally subject to continued employment through the performance period (except in the case of certain qualifying terminations of employment or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(2b)
The 2025 One-Year PSUs will vest based on achievement of the relative TSR rank against the Russell 1000 Hotel/Motel Index for the one-year period ending on April 30, 2026. Threshold payout with respect to the 2025 One-Year PSUs assumes that the TSR rank against the Russell 1000 Hotel/Motel Index metric is achieved at threshold, applying the lowest Relative TSR Payout Percentage of 50%. Vesting is generally subject to continued employment through the performance period (except in the case of certain qualifying terminations of employment or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(2c)
The 2025-2027 Amar Lalvani Lifestyle PSUs will vest based on achievement of three-year Brand Openings, three-year Lifestyle Brands Market Share and three-year Lifestyle Brands GOP$ Per Key, which, taken together, are subject to adjustment based on a relative TSR modifier for the three-year period ending on December 31, 2027. Threshold payout with respect to the 2025-2027 Amar Lalvani Lifestyle PSUs assumes that either the Brand Openings, Lifestyle Brands Market Share or Lifestyle Brands GOP$ Per Key metric is achieved at threshold, applying the lowest TSR modifier of 80%. Vesting is generally subject to continued employment through the performance period (except in the case of certain qualifying terminations of employment

Hyatt Hotels Corporation   |   2026 Proxy Statement   37

or in the case of a change in control of the Company, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).
(3)
The RSUs vest pro rata in annual increments over a four-year period beginning on March 16, 2026 based on continued employment through the applicable vesting date (but may be subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(4)
The exercise price of the SARs is the closing price of the Company’s Class A common stock on the date of grant.

(5)
Amounts shown represent the grant date fair value of SARs, RSUs, and PSUs granted in the year indicated, computed in accordance with ASC Topic 718. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025. With regard to the valuation of 2025-2027 PSUs, 2025-2027 Amar Lalvani Lifestyle PSUs and 2025 One-Year PSUs granted in May 2025, the grant date fair values set forth above reflect the vesting of PSUs based upon the probable outcome at target levels and were determined based on a Monte Carlo simulation model as of May 21, 2025, the grant date of the PSUs. For a discussion of the assumptions made in the valuations reflected in this column, see Note 17 to the consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2025.

(6)
On March 19, 2024, the Talent and Compensation Committee agreed to grant Mr. Hoplamazian the CEO PSUs, which are eligible to performance-vest in annual tranches over five years (as described in more detail in the CD&A section of this proxy statement titled “Additional Long-Term Incentive Grants”). The amount shown represents the grant date fair value of the target number of Tranche II CEO PSUs under this award that were eligible to performance-vest in respect of 2025 performance if annual performance goals, set by the Talent and Compensation Committee, were attained at “target performance” during 2025. Neither threshold nor maximum performance measurements apply to the Tranche II CEO PSUs. On March 4, 2026, the Talent and Compensation Committee determined the performance goals had been achieved and therefore the Tranche II CEO PSUs were “banked” and remain eligible to vest on March 16, 2029 if Mr. Hoplamazian satisfies the applicable continued employment requirement (subject to accelerated vesting on certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

Narrative to Summary Compensation Table and Grants of Plan-Based Awards Table
Thomas J. Pritzker Employment Letter
Mr. Thomas J. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting. Mr. Pritzker was party to an employment letter agreement with us, which became effective as of January 1, 2013. Under his letter agreement, Mr. Pritzker was entitled to receive (i) a base salary subject to adjustment by the Talent and Compensation Committee (equal to $656,000 at the time of his retirement), and (ii) annual equity awards under the LTIP (which, for grants made during 2025, had an aggregate target grant date fair value equal to $6,355,000).
Hoplamazian Employment Letter
Mr. Hoplamazian is party to an employment letter agreement with us, which became effective as of January 1, 2013. This letter agreement has a current term that continues through December 31, 2026, subject to automatic one-year renewals unless either party provides 180 days’ prior notice to the other not to renew. No such non-renewal notices have been provided.
Under his letter agreement, Mr. Hoplamazian is entitled to receive (i) a base salary subject to adjustment by the Talent and Compensation Committee (currently equal to $1,405,000), (ii) annual equity awards under the LTIP (which, for grants made during 2025, had an aggregate target grant date fair value equal to $10,250,000), and (iii) an annual incentive payment under the EIP, with a current target annual incentive payment in an amount equal to 175% of his base salary and a maximum annual incentive payment in an amount equal to 350% of his base salary, in each case, subject to adjustment by the Talent and Compensation Committee.
The letter agreement provides that, upon Mr. Hoplamazian’s termination of employment, he will be eligible to receive severance payments and benefits in accordance with the terms of the Severance and Change in Control Plan. In addition, the letter agreement provides that we will use commercially reasonable efforts to nominate Mr. Hoplamazian for re-election as a member of our Board of Directors for so long as he is our President and Chief Executive Officer. If he is not so re-elected, Mr. Hoplamazian will be entitled to terminate his employment and to the rights and entitlements under the Severance and Change in Control Plan as if his employment were terminated by us without cause. For additional information regarding the Severance and Change in Control Plan, please see the section below in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

38   Hyatt Hotels Corporation   |   2026 Proxy Statement

Bottarini Employment Letter
Ms. Bottarini is party to an employment letter agreement with us, which became effective as of November 2, 2018. This letter agreement does not have a fixed term. Under her letter agreement, Ms. Bottarini is entitled to receive (i) a base salary subject to periodic increase (currently equal to $815,000), (ii) a current target annual incentive award of 100% of base salary under the EIP, (iii) annual grants under the LTIP (which, for grants made during 2025, had a target value equal to $2,500,000), (iv) employee benefits and perquisites available to our senior executive officers from time to time, and (v) severance eligibility in accordance with our Severance and Change in Control Plan. For additional information regarding our Severance and Change in Control Plan, please see the section below in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.”
Vondrasek Employment Letter
Mr. Vondrasek is party to a letter agreement with us, which became effective as of August 28, 2017. This letter agreement does not have a fixed term. Under his letter agreement, Mr. Vondrasek is entitled to receive (i) a base salary subject to periodic increase (currently equal to $800,000), (ii) a current target annual incentive award of 100% of base salary under the EIP, (iii) annual grants under the LTIP (which, for grants made during 2025, had a target value equal to $2,150,000), (iv) employee benefits and perquisites available to our senior executive officers from time to time, and (v) severance eligibility in accordance with our Severance and Change in Control Plan. For additional information regarding our Severance and Change in Control Plan, please see the section below in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.”
Lalvani Employment Letter
Mr. Lalvani is party to a letter agreement with us, which became effective as of October 1, 2024. This letter agreement does not have a fixed term. Under his letter agreement, Mr. Lalvani is entitled to receive (i) a base salary subject to periodic increase (currently equal to $772,500), (ii) a current target annual incentive award of 100% of base salary under the EIP, (iii) annual grants under the LTIP (which, for grants made during 2025 and December 2024, had a total target value equal to $3,333,000), (iv) employee benefits and perquisites available to our senior executive officers from time to time, and (v) severance eligibility in accordance with our Severance and Change in Control Plan. For additional information regarding our Severance and Change in Control Plan, please see the section below in the section of this proxy statement titled “Potential Payments on Termination or Change in Control.”

Hyatt Hotels Corporation   |   2026 Proxy Statement   39

Outstanding Equity Awards at Fiscal Year-End — 2025

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock That Have Not Vested(4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested(4)
Thomas J. Pritzker
SARs	3/18/2025	—	119,724	$122.21	3/18/2035
SARs	3/19/2024	22,519	67,558	$157.11	3/19/2034
SARs	3/21/2023	61,804	61,805	$111.71	3/21/2033
SARs	3/24/2022	109,386	36,463	$95.06	3/24/2032
SARs	3/24/2021	174,337	—	$80.46	3/24/2031
SARs	3/24/2020	563,063	—	$48.66	3/24/2030
SARs	3/20/2019	292,226	—	$71.67	3/20/2029
SARs	3/21/2018	212,967	—	$80.02	3/21/2028
Mark S. Hoplamazian
PSUs(3a)	5/21/2025							41,936	$6,723,180
PSUs(3b)	5/21/2025							116,000	$18,597,120
PSUs(5a)	3/18/2025					24,547	$3,935,375
SARs	3/18/2025	—	48,276	$122.21	3/18/2035
RSUs	3/18/2025					20,968	$3,361,590
PSUs(3a)	5/15/2024							31,824	$5,102,024
PSUs(5b)	3/19/2024					19,094	$3,061,150
SARs	3/19/2024	9,080	27,241	$157.11	3/19/2034
RSUs	3/19/2024					11,934	$1,913,259
SARs	3/21/2023	25,750	25,753	$111.71	3/21/2033
RSUs	3/21/2023					11,191	$1,794,141
SARs	3/24/2022	47,235	15,745	$95.06	3/24/2032
RSUs	3/24/2022					6,246	$1,001,359
SARs	3/24/2021	82,810	—	$80.46	3/24/2031
SARs	3/24/2020	267,454	—	$48.66	3/24/2030
SARs	3/20/2019	138,807	—	$71.67	3/20/2029
Joan Bottarini
PSUs(3a)	5/21/2025							8,182	$1,311,738
PSUs(3b)	5/21/2025							16,000	$2,565,120
SARs	3/18/2025	—	14,129	$122.21	3/18/2035
RSUs	3/18/2025					6,136	$983,724
PSUs(3a)	5/15/2024							6,364	$1,020,276
SARs	3/19/2024	2,724	8,172	$157.11	3/19/2034
RSUs	3/19/2024					3,580	$573,946
SARs	3/21/2023	7,416	7,417	$111.71	3/21/2033
RSUs	3/21/2023					3,223	$516,711
SARs	3/24/2022	13,125	4,376	$95.06	3/24/2032
RSUs	3/24/2022					1,737	$278,476
RSUs	3/24/2022					395	$63,326
SARs	3/24/2021	19,874	—	$80.46	3/24/2031
SARs	3/24/2020	54,054	—	$48.66	3/24/2030
SARs	3/20/2019	24,547	—	$71.67	3/20/2029

40   Hyatt Hotels Corporation   |   2026 Proxy Statement

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)(5)	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)(5)	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)(5)	Market Value of Shares or Units of Stock That Have Not Vested(4)(5)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested(4)
Mark R. Vondrasek
PSUs(3a)	5/21/2025							7,037	$1,128,172
PSUs(3b)	5/21/2025							18,000	$2,885,760
SARs	3/18/2025	—	12,151	$122.21	3/18/2035
RSUs	3/18/2025					5,277	$846,009
PSUs(3a)	5/15/2024							4,837	$775,468
SARs	3/19/2024	2,070	6,211	$157.11	3/19/2034
RSUs	3/19/2024					2,721	$436,231
SARs	3/21/2023	5,406	5,409	$111.71	3/21/2033
RSUs	3/21/2023					2,351	$376,912
SARs	3/24/2022	—	3,482	$95.06	3/24/2032
RSUs	3/24/2022					1,382	$221,562
RSUs	3/24/2022					395	$63,326
Amar Lalvani
PSUs(3a)	5/21/2025							10,909	$1,748,931
SARs	3/18/2025	—	18,837	$122.21	3/18/2035
RSUs(5c)	12/11/2024					4,646	$744,847

(1)
Represents outstanding SARs held by the NEOs as of December 31, 2025. The SARs vest and become exercisable based on continued service through the applicable vesting date (subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(2)
Other than the CEO PSUs referenced in note (5) below, the awards in this column represent RSUs held by the NEOs as of December 31, 2025. The RSUs vest based on continued service through the applicable vesting date (subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(3)
These PSUs vest based on performance and continued service through the last day of the performance period (except in the case of certain qualifying terminations of employment or a change in control of the company, as discussed in more detail in the section of this proxy statement title “Potential Payments on Termination or Change in Control”).

(3a)
Represents the target value and number of PSUs granted as 2025-2027 PSUs for which the performance period ends December 31, 2027; the 2025-2027 Amar Lalvani Lifestyle PSUs for which the performance period ends December 31, 2027; and the 2024-2026 PSUs for which the performance period ends December 31, 2026. Actual performance for the applicable PSUs may result in more or fewer PSUs becoming earned for such award.

(3b)
Represents the maximum value and number of PSUs granted in the 2025 One-Year PSUs for which the performance period ends on April 30, 2026. Actual performance may result in more or fewer PSUs becoming earned for such award.

(4)
Based on $160.32 per share, which was the closing price of our Class A common stock on December 31, 2025.

(5)
Unless otherwise indicated, all RSU and SAR awards vest in four substantially equal annual installments commencing on March 16th of the year following the applicable grant date, in each case, based on continued service through the applicable vesting date (subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(5a)
On March 4, 2026, the Talent and Compensation Committee determined Mr. Hoplamazian’s Tranche II CEO PSUs goal had been achieved and therefore the Tranche II CEO PSUs were earned and remain eligible to vest on March 16, 2029 if Mr. Hoplamazian satisfies the applicable continued employment requirement (subject to accelerated vesting on certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

(5b)
On March 4, 2025, the Talent and Compensation Committee determined Mr. Hoplamazian’s Tranche I CEO PSUs goal had been achieved and therefore the Tranche I CEO PSUs were earned and remain eligible to vest on March 16, 2029 if Mr. Hoplamazian satisfies the applicable continued employment requirement (subject to accelerated vesting on certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

Hyatt Hotels Corporation   |   2026 Proxy Statement   41

(5c)
Mr. Lalvani’s RSU award vests in four substantially equal installments commencing on December 12, 2025 based on continued service through the applicable vesting date (subject to accelerated vesting upon certain qualifying terminations of employment, as discussed in more detail in the section of this proxy statement titled “Potential Payments on Termination or Change in Control”).

Under our Amended and Restated Policy Regarding Equity Vesting and Exercise (“Retirement Policy Regarding Equity Vesting and Exercise”) and unless otherwise specified in an applicable award agreement, RSUs and SARs under the LTIP will continue to become exercisable, if applicable, and payable following an employee’s retirement, as long as the retiree continues to comply with the policy. “Retirement” for this purpose means a voluntary termination of employment after the sum of the individual’s age and service with us equals or exceeds 65, provided that the individual is at least age 55. Messrs. Hoplamazian and Vondrasek are currently retirement eligible. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.
Option Exercises and Stock Vested

	SAR Awards		Stock Awards
Name	Number of Shares Acquired on Exercise(#)(1)	Value Realized on Exercise($)(1)	Number of Shares Acquired on Vesting(#)(1)	Value Realized on Vesting($)(1)(2)
Thomas J. Pritzker	—	—	—	—
Mark S. Hoplamazian	—	—	65,692	$9,499,256
Joan Bottarini	—	—	14,453	$2,048,691
Mark R. Vondrasek	11,537	$768,636	27,824	$3,964,593
Amar Lalvani	—	—	1,548	$250,079

(1)
For each NEO, shares of Class A common stock underlying exercised SAR awards, vested RSUs, or vested PSUs, as applicable, were delivered upon vesting.

(2)
In March 2026, the Talent and Compensation Committee determined to pay 83% of the target 2023-2026 PSUs, pursuant to the terms of the plan. See “Determination of Performance for 2023-2025 PSUs” in the CD&A section of this proxy statement for more information. Additionally, in March 2026, the Talent and Compensation Committee determined to pay 50% of the 2023-2025 Special PSUs to Mr. Vondrasek, pursuant to the terms of the plan. See “Determination of Performance for 2023-2025 Special PSUs” in the CD&A section of this proxy statement for more information.

42   Hyatt Hotels Corporation   |   2026 Proxy Statement

Non-Qualified Deferred Compensation Table

The table below sets forth certain information as of December 31, 2025, with respect to the non-qualified deferred compensation plans in which our NEOs participate.
Name	Executive Contributions in Last Fiscal Year(1)	Registrant Contributions in Last Fiscal Year(2)	Aggregate Earnings (Losses) in Last Fiscal Year	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last Fiscal Year End(3)
Thomas J. Pritzker	$492,006	$12,000	$22,649,215	$(1,574,829)	$164,093,435
Mark S. Hoplamazian	$908,250	$12,000	$2,513,194	—	$18,746,335
Joan Bottarini	—	$20,000	$165,126	—	$1,352,612
Mark R. Vondrasek	—	$20,000	$24,124	—	$176,539
Amar Lalvani	—	$20,000	—	—	—

(1)
Includes amounts reflected under “Salary” in the Summary Compensation Table for 2025 for Mr. Pritzker and amounts reflected under “Non-Equity Incentive Plan Compensation” for Mr. Hoplamazian. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

(2)
Registrant contributions are credited in February following the plan year. Registrant contributions in respect of 2025 were credited in February 2026 and are not reflected in the Aggregate Balance at Last Fiscal Year End column.

(3)
Of the total amounts shown in each NEO’s Aggregate Balance at Last Fiscal Year End, the following amounts have been reported as “Salary,” “Bonus,” “Non-Equity Incentive Plan Compensation,” or “All Other Compensation” in the Summary Compensation Table (in 2025 and in previous years): Mr. Pritzker: $10,043,987, Mr. Hoplamazian: $8,540,799, and Ms. Bottarini: $163,775. For Mr. Vondrasek and Mr. Lalvani: $140,500 and $20,000, respectively, have been reported as “All Other Compensation” (in 2025 and in previous years).

Narrative to Non-Qualified Deferred Compensation Table
See description of the Deferred Compensation Plan in the CD&A section of this proxy statement titled “Employee Benefits — Retirement Programs — Deferred Compensation Plan.”
Potential Payments on Termination or Change in Control
Severance
The Severance and Change in Control Plan provides each of the Company’s NEOs with payments and benefits upon a termination of employment without “cause” (other than due to death or disability) or upon the NEO’s resignation from employment for “good reason,” each as defined in the Severance and Change in Control Plan. All severance payments and benefits under the Severance and Change in Control Plan that are payable in connection with a change in control are “double trigger,” meaning that the NEO will not receive severance benefits in connection with a change in control unless the NEO also experiences a qualifying termination of service without cause or for good reason. We do not provide “single trigger” severance payments, equity acceleration, or benefits (i.e., “walk-away rights”) to our NEOs in connection with a change in control (though severance may become payable outside the change in control context in connection with the NEO’s termination without cause or for good reason).
In the event of a termination of employment without cause (other than due to death or disability) which occurs outside of the 24-month period following a change in control, the NEO is entitled to the following payments and benefits:
•
if the NEO is (i) the Chairman or the President and Chief Executive Officer, cash severance equal to two times the sum of the NEO’s annual base salary and average annual cash bonus for the three fiscal years prior to the termination of employment (the “three-year average bonus”), or (ii) not the Chairman or the President and Chief Executive Officer, cash severance equal to one times the sum of the NEO’s annual base salary and three-year average bonus (subject to increase to two times the sum of annual base salary and three-year average bonus if a change in control occurs within the 3 months prior to the NEO’s termination of employment), in each case, payable in equal installments over the applicable severance period; and

•
a cash amount equal to the difference between the COBRA premiums that would be applicable to the NEO and the amount the NEO would have paid as an active employee of the Company for the same coverage (the “COBRA benefit”), payable in equal installments over the applicable severance period.

Hyatt Hotels Corporation   |   2026 Proxy Statement   43

In the event of a NEO’s termination of employment without cause (other than due to death or disability) or for good reason, in each case, within the 24 months following a change in control, the NEO is entitled to the following payments and benefits:
•
cash severance equal to two times the sum of annual base salary and target annual cash bonus, paid in a lump sum (assuming the change in control constitutes a change in control under applicable tax regulations, otherwise paid in installments over the severance period);

•
a cash payment equal to the NEO’s target annual cash bonus, pro-rated based on the number of days elapsed during the applicable calendar year prior to the termination of employment; and

•
the COBRA benefit, payable in equal installments over the severance period.

Receipt of severance payments and benefits under the Severance and Change in Control Plan is contingent on the NEO’s timely execution and delivery to the Company of an effective release of claims.
We do not provide for tax reimbursement payments or gross-ups to our NEOs related to any payments received in connection with a change in control.
Equity Awards
Equity Vesting in Connection with a Change in Control
Unless otherwise set forth in an applicable award agreement, outstanding SAR and RSU awards under the LTIP will fully vest if a participant’s employment is terminated by us without cause or by the participant with good reason, in either case, within 12 months following a change in control, in which such awards are assumed or substituted by a successor in the change in control. If awards are not assumed or substituted by a successor, the Talent and Compensation Committee may in its discretion fully vest the awards upon the change in control.
In addition, upon a change in control, if the successor in the change in control declines to assume the award or substitute a replacement award: (i) outstanding 2025-2027 PSUs and 2025-2027 Amar Lalvani Lifestyle PSUs vest, with the number of PSUs vested and earned determined based on the greater of actual performance up to the change of control and the threshold level of performance for each goal, both subject to adjustment based on the relative TSR modifier, except that if the change in control occurs during the first year of the performance period, the number of earned PSUs will be determined without regard to the TSR modifier, (ii) 2025 One-Year PSUs vest, with the number of PSUs vested and earned determined based on actual performance up to the change in control, and (iii) 2024-2026 PSUs vest, with the number of PSUs vested and earned determined based on actual performance up to the change of control, subject to adjustment based on the relative TSR modifier.
Equity Vesting Upon Terminations of Employment (not in Connection with a Change in Control)
Outstanding SAR and RSU awards will fully vest if a participant’s employment is terminated due to the participant’s death or disability. If a participant’s employment is terminated due to participant’s death or disability, outstanding PSUs will vest based on actual performance through the end of the performance period pro-rated based on the number of months elapsed through the date of termination due to disability or death.
Upon a “qualifying termination”, the outstanding 2025-2027 Amar Lalvani Lifestyle PSUs will vest based on actual performance through the end of the performance period pro-rated based on the number of months elapsed through the date of qualifying termination. For purposes of the 2025-2027 Amar Lalvani Lifestyle PSUs, “qualifying termination” means a termination without cause or a termination of employment due to voluntary resignation, provided such resignation occurs after October 1, 2026 and within 30 days after the Talent and Compensation Committee has certified that an approved succession plan has been developed, is satisfactorily implemented, and is in the Company’s best interest.
If Mr. Hoplamazian is terminated by us without cause, provided he executes a general release of claims and does not compete with us during specified periods, following termination he will continue to earn his SARs and RSUs on the vesting dates set forth in his respective award agreements.
Messrs. Thomas J. Pritzker, Hoplamazian, and Vondrasek are retirement eligible under our Retirement Policy Regarding Equity Vesting and Exercise and, as a result, their annual RSU and SAR awards under the LTIP will continue to become exercisable and payable following retirement, subject only to forfeiture for violating the Retirement Policy Regarding Equity Vesting and Exercise. Additionally, their PSUs will remain outstanding and eligible to vest based on actual performance through the end of the performance period, pro-rated based on the number of months in the performance period elapsed through the date of retirement (except that pro-rating will not

44   Hyatt Hotels Corporation   |   2026 Proxy Statement

apply if the executive provides at least one year’s advance notice of retirement). Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.
Mr. Hoplamazian is eligible for accelerated vesting of some or all of the tranches of CEO PSUs upon certain terminations of employment. If his employment is terminated (i) due to death or disability, (ii) by us without cause or by him for good reason, or on or within 12 months following a change in control, or (iii) due to his “qualifying retirement”, then (a) with respect to each tranche of CEO PSUs relating to performance periods for which the attainment of performance goals was finally determined on or prior to the date of such termination (each a “Completed Tranche”), all of the CEO PSUs for each such Completed Tranche for which the Performance Component was satisfied shall immediately become fully vested and (b) with respect to each tranche that is not yet a Completed Tranche, all of the CEO PSUs for such tranche shall immediately become fully vested (without regard to the satisfaction of the Performance Component), provided that if his employment is terminated by us without cause or by him for good reasons (not in connection with a change in control), subsection (b) shall apply only if such termination occurs after three years after the March 2024 grant date.
For purposes of the CEO PSUs, “qualifying retirement” means Mr. Hoplamazian’s termination of service within 30 days after the Talent and Compensation Committee has certified that an approved succession plan has been developed, is satisfactorily implemented, and is in the Company’s best interest.
The following table summarizes the severance, the value of SARs, RSUs, PSUs (based on actual performance as of December 31, 2025), that would vest, and the value of other benefits that our NEOs would receive upon (i) retirement/voluntary termination; (ii) termination of employment by the Company without cause not in connection with a change in control; or (iii) termination of employment without cause or for good reason in connection with a change in control. The following assumptions were used in creating the table:
•
a stock price of $160.32 per share, which was the closing price of our Class A common stock on December 31, 2025; and

•
termination of employment as of December 31, 2025 (for the scenarios that include a termination of employment).

The amounts shown do not include payments of vested benefits under our tax qualified and non-qualified retirement and deferred compensation plans or the value of vested SARs, RSUs, and PSUs that vested on or prior to December 31, 2025.
Item	Name	Retirement/ Voluntary Termination	Termination of Employment by Company Without Cause	Change in Control Termination of Employment Without Cause or for Good Reason	Termination of Employment by Death or Disability
Cash Severance	Thomas J. Pritzker		$1,312,000	$1,312,000
	Mark S. Hoplamazian		$7,115,467	$7,727,500
	Joan Bottarini		$1,523,833	$3,260,000
	Mark R. Vondrasek		$1,494,267	$3,200,000
	Amar Lalvani		$1,191,800	$3,090,000
Annual Incentive (Year of Termination)	Thomas J. Pritzker			$—	$—
	Mark S. Hoplamazian	$2,056,500		$2,458,750	$2,056,500
	Joan Bottarini			$815,000	$680,000
	Mark R. Vondrasek	$672,300		$800,000	$672,300
	Amar Lalvani			$772,500	$650,100
Equity Vesting	Thomas J. Pritzker	$10,163,459	$10,163,459	$10,163,459	$10,163,459
	Mark S. Hoplamazian	$57,093,733	$19,273,488	$57,093,733	$45,245,764
	Joan Bottarini	$—	$—	$8,203,644	$6,240,686
	Mark R. Vondrasek	$7,463,093	$—	$7,463,093	$5,571,637
	Amar Lalvani	$—	$—	$3,211,656	$2,045,648
Medical Benefits	Thomas J. Pritzker		$26,889	$26,889
	Mark S. Hoplamazian		$39,987	$39,987
	Joan Bottarini		$19,993	$39,987
	Mark R. Vondrasek		$13,444	$26,889
	Amar Lalvani		$19,993	$39,987
Total	Thomas J. Pritzker	$10,163,459	$11,502,348	$11,502,348	$10,163,459
	Mark S. Hoplamazian	$59,150,233	$26,428,942	$67,319,970	$47,302,264
	Joan Bottarini	$—	$1,543,826	$12,318,631	$6,920,686
	Mark R. Vondrasek	$8,135,393	$1,507,711	$11,489,982	$6,243,937
	Amar Lalvani	$—	$1,211,793	$7,114,143	$2,695,748

Hyatt Hotels Corporation   |   2026 Proxy Statement   45

For Mr. Hoplamazian’s CEO PSUs, we have assumed for purposes of this disclosure that his retirement constitutes a “qualifying retirement.” For PSUs, we have assumed for purposes of this disclosure that amounts are not pro-rated assuming that each executive provided at least one year’s advance notice of their retirement. Pro-rating would apply if advance notice had not been provided. For Mr. Lalvani’s 2025-2027 Amar Lalvani Lifestyle PSUs, we have assumed for purposes of this disclosure that his termination of employment constitutes a “qualifying termination.”
CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information regarding the ratio of the annual total compensation of our median employee to the annual total compensation of Mark S. Hoplamazian, our President and Chief Executive Officer (our “CEO”). We consider the pay ratio specified below to be a reasonable estimate, calculated in a manner that is intended to be consistent with the requirements Item 402(u) of Regulation S-K.
For 2025, our last completed fiscal year:
•
the annual total compensation of the employee who represents our median compensated employee (other than our CEO) was $50,091; and

•
the annual total compensation of our CEO, as reported in the Summary Compensation Table included above in this proxy statement, was $26,699,762.

Based on this information, for 2025, the annual total compensation of our CEO was approximately 533 times the median of the annual total compensation of all of our employees (other than the CEO).
Determining the Median Employee
Employee Population
Hyatt completed the acquisition of Playa Hotels & Resorts N.V. (“Playa”) in June 2025 and, in accordance with Item 402(u) of Regulation S-K, approximately 9,244 Playa employees were excluded from the employee population for purposes of the CEO pay ratio calculation for 2025. However, due to changes in the median employee’s compensation in 2025, we did not use the same median employee for 2025 as was used for the prior year. Instead, we used our employee population data as of October 1, 2025 as the reference date for identifying our 2025 median employee. As of such date, approximately 82% of these individuals were located in the United States, approximately 5% of these individuals were located in the Asia Pacific region, and approximately 13% were located in the Europe, Africa, and Middle East, and Latin America, Caribbean, and Canada regions. For purposes of the pay ratio calculation, our employee population consists of (i) in the United States, all full- and part-time employees at all owned, managed, leased, and hospitality venture locations, offices, and service centers and (ii) outside of the United States, all colleagues who serve at the leadership committee level or above at all managed locations, and all other full- and part-time employees at all owned locations, offices, and service centers. Seasonal and temporary employees employed as of that date were also included in that sample.
Methodology for Determining Our Median Employee
In 2025, to identify the median employee from our employee population in the United States (owned, managed, leased and hospitality venture locations, offices, and service centers), we used gross earnings as reflected in local payroll records. For other locations outside the United States, for the employees in the owned locations, offices, service centers and employees who serve at the leadership committee level or above, we grouped employees as above or below median based on their location and historical ranking. In identifying the median employee, we annualized the compensation of all full-time permanent employees who were new-hires in 2025. We did not make any cost-of-living adjustments.
Earnings of our employees outside the U.S. were converted to U.S. dollars using the applicable average October 2025 exchange rates.
Compensation Measure and Annual Total Compensation of Median Employee
With respect to the annual total compensation of the median employee, we calculated such employee’s compensation for 2025 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.

46   Hyatt Hotels Corporation   |   2026 Proxy Statement

Annual Total Compensation of CEO
With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our Summary Compensation Table included in the CD&A section of this proxy statement.

Hyatt Hotels Corporation   |   2026 Proxy Statement   47

Pay Versus Performance

The following table sets forth information concerning the compensation of our NEOs for each of the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021, and our financial performance for each such fiscal year:
	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(1)	Average Compensation Actually Paid to Non-PEO NEOs ($)(1)(2)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($)(4)	Adjusted Compensation EBITDA(5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)(3)
2025	$26,699,762	$36,193,646	$5,361,432	$5,659,803	$218.56	$207.15	$(52,000,000)	$1,204,000,000
2024	$16,615,210	$20,359,925	$4,287,773	$7,144,607	$213.10	$188.60	$1,296,000,000	$1,189,000,000
2023	$20,790,267	$56,444,245	$4,675,605	$13,712,268	$176.30	$149.00	$220,000,000	$1,251,000,000
2022	$16,660,642	$16,629,914	$5,991,767	$5,913,035	$121.80	$110.20	$455,000,000	$1,135,000,000
2021	$24,070,053	$36,922,378	$7,066,577	$9,717,383	$129.20	$131.90	$(222,000,000)	$277,100,000

(1)
Amounts represent compensation actually paid to our PEO and the average compensation actually paid to our remaining NEOs for the relevant fiscal year, as determined under SEC rules, which includes the individuals indicated in the table below for each fiscal year:

Year	PEO	Non-PEO NEOs
2025	Mark S. Hoplamazian	Thomas J. Pritzker, Joan Bottarini, Mark R. Vondrasek, and Amar Lalvani
2024	Mark S. Hoplamazian	Thomas J. Pritzker, Joan Bottarini, Mark R. Vondrasek, and James K. Chu
2023	Mark S. Hoplamazian	Thomas J. Pritzker, Joan Bottarini, H. Charles Floyd, and Mark R. Vondrasek
2022	Mark S. Hoplamazian	Thomas J. Pritzker, Joan Bottarini, H. Charles Floyd, and Mark R. Vondrasek
2021	Mark S. Hoplamazian	Joan Bottarini, Alejandro Reynal, H. Charles Floyd, and Mark R. Vondrasek

(2)
Compensation actually paid to our NEOs represents the “Total” compensation reported in the Summary Compensation Table (“SCT”) for the applicable fiscal year, adjusted as follows:

	2025
Adjustments	PEO	Average Non-PEO NEOs
Total Compensation in the SCT	$26,699,762	$5,361,432
Deduction for Amounts Reported under the “Stock Awards” and “Option Awards” Columns in the SCT	$(23,041,240)	$(4,065,788)
Increase for Fair Value of Awards Granted During Year that Remain Unvested as of Year End	$48,492,019	$7,077,901
Increase for Fair Value of Awards Granted During Year that Vested During Year	$—	$—
Change in Fair Value from Prior Year-End to Current Year-End of Awards Granted Prior to Year that were Outstanding and Unvested as of Year-End	$(1,994,052)	$(485,597)
Change in Fair Value from Prior Year-End to Vesting Date of Awards Granted Prior to Year that Vested During Year	$(3,395,636)	$(1,459,213)
Change in Fair Value of Awards Granted Prior to Year that were Forfeited during Year, determined as of Year End	$(10,659,574)	$(783,077)
Increase based on Dividends or Other Earnings Paid during Year prior to Vesting Date	$92,367	$14,145
Total Adjustments	$9,493,884	$298,371
Total Compensation Actually Paid	$36,193,646	$5,659,803

(3)
For the relevant fiscal year, represents the cumulative TSR (the “Peer Group TSR”) of the Russell 1000 Hotel/Motel Index.

(4)
Represents net income (loss) attributable to Hyatt Hotels Corporation on the Company’s reported consolidated statements of income (loss).

(5)
See Appendix A to this proxy statement for additional information, including our definition of Adjusted Compensation EBITDA.

48   Hyatt Hotels Corporation   |   2026 Proxy Statement

Narrative Disclosure to Pay Versus Performance Table
Relationship Between Financial Performance Measures
The graphs below illustrate the relationship between compensation actually paid to our PEO and the average of the compensation actually paid to our remaining NEOs with (i) our cumulative TSR, (ii) our Peer Group TSR, (iii) our net income (loss), and (iv) our Adjusted Compensation EBITDA, in each case, for the fiscal years ended December 31, 2025, 2024, 2023, 2022, and 2021.
TSR amounts reported in the graph assume an initial fixed investment of $100, and that all dividends, if any, were reinvested.

Pay Versus Performance Tabular List
We believe the following performance measures represent the most important performance measures used to link compensation actually paid to our NEOs for the fiscal year ended December 31, 2025:
•
Adjusted Compensation EBITDA;

•
TSR; and

•
Net Rooms Growth

For additional details regarding certain of our most important performance measures, please see the sections titled “Annual Incentive” and “Annual Incentive — Long-Term Incentive — Annual Long-Term Incentive Grants — PSUs” in the CD&A section of this proxy statement, as applicable.
See Appendix A to this proxy statement for additional information, including our definition of Adjusted Compensation EBITDA.

Hyatt Hotels Corporation   |   2026 Proxy Statement   49

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Proposal 2 — Ratification of Appointment of the Independent Registered Public Accounting Firm

The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP (“D&T”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026. D&T also served as Hyatt’s independent registered accounting firm for fiscal year 2025, and the services provided to us by D&T in fiscal year 2025 are described under “Independent Registered Public Accounting Firm’s Fees” below. Representatives of D&T will be present virtually at the Annual Meeting to respond to appropriate questions and to make such statements as they may desire.
Stockholder ratification of the selection of D&T as our independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board of Directors is submitting the selection of D&T to the stockholders for ratification as a matter of good corporate governance practice. Furthermore, the Audit Committee will take the results of the stockholder vote regarding D&T’s appointment into consideration in future deliberations. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of Hyatt and our stockholders. Ratification of the appointment of D&T as our independent registered public accounting firm for fiscal year 2026 will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of Hyatt Hotels Corporation for the fiscal year ending December 31, 2026.
Independent Registered Public Accounting Firm’s Fees

In addition to retaining D&T to audit the Company’s consolidated financial statements, the Audit Committee retained D&T to provide various other services in fiscal years 2025 and 2024. The following table presents fees for professional services rendered by D&T for fiscal years 2025 and 2024. The Audit Committee approved all of the fees presented in the table below.
Type of Fees (in millions)	FY 2025	FY 2024
Audit Fees(1)	$10,204,742	$8,897,729
Audit-Related Fees(2)	$756,700	$739,500
Tax Fees(3)	$2,160,814	$2,583,993
All Other Fees(4)	$274,689	$—
Total	$13,396,945	$12,221,222
The following are footnotes to the above table, in accordance with SEC definitions:
(1)
Audit fees represent D&T fees for professional services for the audit of the Company’s consolidated financial statements included in our Annual Reports on Form 10-K for the fiscal years ended December 31, 2025 and December 31, 2024 filed with the SEC, review of quarterly financial statements, accounting consultation and other attest services that are typically performed by the independent public accountant, and services that are provided by D&T in connection with statutory and regulatory filings.

(2)
Audit-related fees consist principally of fees for audit and attest services required under agreements with our hotels owners.

(3)
Tax fees are fees for tax compliance, tax advice and tax planning.

(4)
All other fees are fees billed by D&T to Hyatt for any services not included in the first three categories.

50   Hyatt Hotels Corporation   |   2026 Proxy Statement

Policy on Audit Committee Preapproval of Audit and Permissible Nonaudit Services of the Independent Registered Public Accounting Firm

The Audit Committee has adopted a policy requiring that all audit, audit-related and non-audit services provided by the independent auditor be pre-approved by the Audit Committee. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee chair to pre-approve principal independent auditor services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled meeting (provided that the Audit Committee chair must report to the full Audit Committee on any pre-approval determinations). All services provided to us by D&T for fiscal years 2025 and 2024 were pre-approved by the Audit Committee. D&T may only perform non-prohibited non-audit services that have been specifically approved in advance by the Audit Committee. In addition, before the Audit Committee will consider granting its approval, the Company’s management must have determined that such specific non-prohibited non-audit services can be best performed by D&T based on its in-depth knowledge of our business, processes and policies. The Audit Committee, as part of its approval process, considers the potential impact of any proposed work on the auditors’ independence.
The Audit Committee has adopted a policy that prohibits our independent auditors from providing:
•
bookkeeping or other services related to the accounting records or financial statements of the Company;

•
financial information systems design and implementation services;

•
appraisal or valuation services, fairness opinions or contribution-in-kind reports;

•
actuarial services;

•
internal audit outsourcing services;

•
management functions or human resources services;

•
broker or dealer, investment adviser or investment banking services;

•
legal services and expert services unrelated to the audit; and

•
any other service that the Public Company Accounting Oversight Board (the “PCAOB”) or the SEC determines, by regulation, is impermissible.

Hyatt Hotels Corporation   |   2026 Proxy Statement   51

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS2
The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements, the reporting process and maintaining an effective system of internal controls over financial reporting. The Company’s independent auditors are engaged to audit and express opinions on the conformity of the Company’s financial statements to United States generally accepted accounting principles.
In addition to fulfilling its oversight responsibilities as set forth in its charter and further described above in the section titled “Corporate Governance — Committees of the Board of Directors — Audit Committee,” the Audit Committee has done the following things:
•
Prior to the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, reviewed and discussed with management and D&T the Company’s audited consolidated financial statements.

•
Discussed with D&T the matters required to be discussed by Auditing Standard No. 1301 (Communications with Audit Committees), Auditing Standard 3101 related to the requirement for auditors to communicate critical audit matters in auditor reports, and any other matters required to be communicated to the committee by D&T under auditing standards established from time to time by the PCAOB or SEC rules and regulations.

•
Evaluated D&T’s qualifications, performance and independence (consistent with SEC requirements), which included the receipt and review of the written disclosures and the letter from D&T required by applicable requirements of the PCAOB regarding D&T’s communications with the Audit Committee concerning independence and discussions with D&T regarding its independence.

Based on the reviews and discussions with management and D&T cited above, including the review of D&T’s disclosures and letter to the Audit Committee and review of the representations of management and the reports of D&T, the Audit Committee recommended to the Board of Directors that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 filed with the SEC.
Audit Committee of the Board of Directors
Cary D. McMillan, Chair
Paul D. Ballew
Dion Camp Sanders
Tracey T. Travis
Richard C. Tuttle

2
This report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any Hyatt filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

52   Hyatt Hotels Corporation   |   2026 Proxy Statement

STOCKHOLDER PROPOSAL
Proposal 3 — Stockholder Proposal

As You Sow, on behalf of LONGVIEW 400 MIDCAP INDEX FUND, has given the Company notice of the intent to introduce the following proposal for consideration and action by the stockholders at the Annual Meeting.
In accordance with the Federal securities laws, the stockholder proposal is presented below as submitted by the stockholder and is quoted verbatim. The stockholder proposal may contain assertions about the Company that the Company believes are incorrect. The Board has not attempted to refute all assertions and the Company has not corrected any errors in the stockholder proposal. The Company will provide the address and share ownership of the stockholder proponent upon request. Approval of the stockholder proposal will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
Stockholder Proposal
WHEREAS: Without immediate and sustained new commitments throughout the plastics value chain, annual flows of plastics into air, land and water will grow more than 120% by 2040 and cause a 75% increase in human health impacts.1 This growing plastic pollution crisis poses increasing risks to Hyatt. Collectively, corporations could face an annual financial risk of approximately $100 billion should governments require them to cover the waste management costs of the packaging they produce.2
Governments are rapidly enacting such policies. One in five Americans are now covered by state laws imposing fees on corporations for single-use plastic packaging.3 The European Union has banned ten common single-use plastic pollutants and imposed a tax on non-recycled plastic packaging waste.4 California, New York, Washington, and Illinois ban or limit hotels from disbursing small plastic bathroom amenity bottles5, demonstrating a heightened need for the industry to proactively address plastic use. Consumer demand for sustainable packaging is also increasing.6
Approximately 20% of corporations in the global plastic packaging market have committed to quantifiable plastic action and transparency.7 Wyndham, Hilton, Marriott, and Choice have each committed to measure, disclose, and reduce their single-use plastic usage while transitioning to refillable alternatives.8 Pew Charitable Trusts’ 2025 update to its groundbreaking study, Breaking the Plastic Wave, concluded that return- and refill-based reuse systems for packaging are central to effectively tackling plastic packaging pollution, capable of contributing nearly two-thirds of all necessary reductions in packaging waste generated.9
Hyatt, however, lags its competitors and fails to disclose its principal plastics data by any metric, such as total tons of plastic used, units of plastic avoided, or the percentage that is recyclable or recycled. While Hyatt had a goal to transition to large-format bathroom amenity bottles by 2021, it has failed to report any quantifiable progress towards meeting this goal.10

1
https://www.pew.org/en/research-and-analysis/reports/2025/12/breaking-the-plastic-wave-2025

2
https://www.pewtrusts.org/-/media/assets/2020/10/breakingtheplasticwave mainreport.pdf, p.9

3
https://sustainablepackaging.org/2025/10/21/packaging-poiicy-news/, https://epr.sustainablepackaging.org/? gl=l*18is6bj* ga*NTYzMIESMTcyljE3Njl0NTA3NDQ.* ga BRZMQBSHS0*czE3Njl0NTA5NDQkbzEkZzAkdDE3Njl0NTASNDQkajYwJGww
JGgw

4
https://environment.ec.europa.eu/topics/plastics/single-use-plastics en

5
https://www.packworld.com/leaders-new/business-drivers-specialty/sustainability/article/22919567/illinois-bans-small-plastic-hotel-toiletries-like-shampoo

6
https://www.shorr.com/resources/blog/the-2022-sustainable-packaging-consumer-report/

7
https://www.ellenmacarthurfoundation.org/topics/plastics/overview?utm campaign=2030-plastics-agenda&utm medium=emall&utm source=emf publicnewsletter&utm content=FORMAT TopicWebpage{IOPIC Plastics& ut m term=AUD Declsionmakers/SUBAUD Network&mc cid=c03b9a7c3d&mc eld=79ea9016el

8
https://www.asyousow.org/press-releases/202S/7/29/wyndham-to-set-plastic-reduction-goal-following-investor-engagement

9
https://www.pew.org/en/research-and-analysis/reports/2025/12/breaking-the-plastic-wave-2025

10
https://newsroom.hyatt.com/single use plastic reduction

Hyatt Hotels Corporation   |   2026 Proxy Statement   53

Like its peers, our Company will benefit from calculating and reporting the overall amount of single-use plastic and plastic packaging it uses, a critical first step towards evaluating how it could set and achieve an overall plastic packaging reduction goal as its competitors have done. By adopting a comprehensive approach to plastic packaging use, Hyatt can avoid regulatory, environmental, and competitive risks.
BE IT RESOLVED: Shareholders request that the Board issue a report, at reasonable expense and excluding proprietary information, analyzing whether Hyatt could disclose its overall plastic use.
Board of Directors’ Statement in Opposition
The Board of Directors has considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders. As described below, the Board of Directors recommends that stockholders vote “AGAINST” this proposal for the following reasons.
Hyatt’s purpose is to care for people so they can be their best. As a global brand, we recognize that caring for the planet is integral to caring for people. One of the key focus areas of Hyatt’s global environmental sustainability strategy is reducing waste generated at hotels and supporting circular economy principles, including efforts to reduce single-use plastics.
Hyatt focuses on targeted, action-oriented initiatives to reduce the use and impact of single-use plastics across Hyatt hotels, including the following:
•
Large format shampoos, conditioners, and soaps are in place at hotels.

•
Filtered water stations and other solutions are advancing across hotels to support guests who wish to refill their water bottles. This rollout is supported through standards for newly built hotels and supported by operational initiatives for existing hotels.

•
Toothbrushes, razors, and combs are made from wheat straw or bamboo at participating brands. These products are also packaged in fiber-based materials and are FSC-certified whenever reasonably possible.

•
Digital key solutions are often available for guests to avoid using plastic key cards.

•
Guestroom products are evaluated for transition from automatic placement to being offered upon request to limit waste from unused items.

•
Product specifications and guidance for single-use food packaging help to prioritize lower impact materials based on material type and recyclability or compostability. Expanded polystyrene, commonly known as Styrofoam, for food and beverage service is banned in global brand standards.

•
Hotels have access to guidance and best practices to improve recycling collection and sorting.

The Company has evaluated whether it could disclose overall plastic use and has concluded that meaningful disclosure is not feasible at this time. The Company believes that the requested measurement and reporting of overall plastic use would involve significant uncertainty and would create inconsistency over time and across companies, limiting its value and usefulness for stakeholders. In our experience, it is uncommon for suppliers to provide information related to the volume or weight of plastic contained in products such as beverage bottles, guest amenities, food service items, and packaging and wrappers used for a variety of items. In addition, Hyatt-branded properties operate in over 80 countries with decentralized supply chains, and individual hotels utilize a wide variety of products based on brand, geography, and service model. Therefore, measuring and reporting on overall plastic use would require significant assumptions and estimations. An aggregate weight-based metric, even if available, would not necessarily indicate whether specific operational initiatives are effective or scalable across a diverse global brand portfolio. Accordingly, we believe a formal report would reach the same conclusion the Company has already reached through its internal assessment: comprehensive plastic use disclosure is not practicable given current supply chain data limitations and the decentralized nature of hotel operations.
Rather than expending resources on a formal report that we believe would confirm existing limitations, the Company believes it can drive more meaningful impact by prioritizing tangible, operational actions that are clearly understood and implementable by hotel colleagues. We believe maintaining this focus is in the best interest of Hyatt’s stakeholders and will be more effective than preparing a report that we believe would necessarily conclude that reliable, comparable disclosure is not achievable under current conditions. We are, and will continue, evaluating and implementing opportunity areas that we believe are effective in reducing single-use plastics at hotels.
Furthermore, a focus in 2026 is to continue empowering hotels to improve guest access to filtered water stations and expand the availability of alternative water bottles that align with locally available recycling options. As part of

54   Hyatt Hotels Corporation   |   2026 Proxy Statement

this effort, hotels in the Luxury portfolio will start the process of removing single-use plastic water bottles. These properties may implement alternative material bottles that can also be used for refilling, as well as water bottling systems at certain locations, depending on brand and geographic considerations. These efforts build on previously tested solutions and reflect Hyatt’s continued emphasis on scaling practical and operational approaches to plastic reduction.
For the reasons set forth above, the Board of Directors believes that the adoption of the stockholder proposal is unnecessary and not in the best interests of the Company and its stockholders. The Board of Directors believes that continued focus on concrete plastic reduction initiatives, rather than additional analysis, is in the best interests of the Company and its stockholders.
The Board of Directors unanimously recommends that the stockholders vote “AGAINST” Proposal No. 3.

Hyatt Hotels Corporation   |   2026 Proxy Statement   55

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
Proposal 4 — Advisory Vote to Approve Executive Compensation

As required pursuant to Section 14A of the Exchange Act, the Company requests stockholder approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis and the accompanying compensation tables and related narrative in this proxy statement).
As described under “Executive Compensation — Compensation Discussion and Analysis,” our executive compensation program is designed to support the Company’s business objectives and promote long-term economic value for our stockholders. Our compensation program is designed to attract, recruit, develop, engage, and retain the talent needed to deliver on our business strategy and to appropriately motivate our executive officers. As such, we believe that our executive compensation program and the corresponding executive compensation detailed in the compensation tables and related narrative set forth in this proxy statement are strongly aligned with the long-term interests of our stockholders.
As an advisory vote, this proposal is not binding upon the Company. However, our Talent and Compensation Committee, which is responsible for designing and administering our executive compensation program, values the opinions expressed by stockholders in their vote on this proposal, and will carefully consider the outcome of the vote when making future compensation decisions for named executive officers. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal.
The Board of Directors strongly endorses the Company’s executive compensation program and unanimously recommends that stockholders vote in favor of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion is hereby APPROVED.
The next say-on-pay vote will be held at the annual meeting of stockholders in 2027.
The Board of Directors unanimously recommends that the stockholders vote “FOR” Proposal No. 4 to approve, on an advisory basis, the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

56   Hyatt Hotels Corporation   |   2026 Proxy Statement

STOCK OWNERSHIP INFORMATION
Security Ownership of Certain Beneficial Owners and Management

The following table sets forth as of March 23, 2026 information regarding:
•
each person known to us to be the beneficial owner of more than 5% of our outstanding shares of Class A common stock or Class B common stock;

•
each of our NEOs;

•
each of our directors and nominees for the Board of Directors; and

•
all of our directors and executive officers as a group.

The information shown in the table with respect to the percentage of shares of Class A common stock beneficially owned is based on 41,008,496 shares of Class A common stock outstanding as of March 23, 2026 (and does not assume the conversion of any outstanding shares of Class B common stock). The information shown in the table with respect to the percentage of shares of Class B common stock beneficially owned is based on 53,131,473 shares of Class B common stock outstanding as of March 23, 2026. Each share of Class B common stock is convertible at any time into one share of Class A common stock. The information shown in the table with respect to the percentage of total common stock beneficially owned is based on 94,139,969 shares of common stock outstanding as of March 23, 2026. The information shown in the table with respect to the percentage of total voting power is based on 94,139,969 shares of common stock outstanding as of March 23, 2026, and assumes that no shares of Class B common stock outstanding as of March 23, 2026 have been converted into shares of Class A common stock.
Information with respect to beneficial ownership is based on our records, information filed with the SEC or information furnished to us by each director, director nominee, executive officer or beneficial owner of more than 5% of our Class A common stock or Class B common stock. Beneficial ownership rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. Unless otherwise indicated by footnote, and subject to applicable community property laws, we believe, based on the information furnished to us, that the persons and entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. Unless otherwise provided, the address of each individual listed below is c/o Hyatt Hotels Corporation, 150 North Riverside Plaza, Chicago, Illinois 60606.
	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
5% or greater stockholders:
Pritzker Family Group(2)
CIBC Caribbean and Other Reporting Persons(3)	—	—	673,350	1.3%	*	1.2%
Trustees of the Thomas J. Pritzker Family Trusts and Other Reporting Persons(4)	752,125	1.8%	20,878,516	39.3%	23.0%	36.6%
Trustees of the Nicholas J. Pritzker Family Trusts and Other Reporting Persons(5)	—	—	70,000	*	*	*
Trustees of the Jennifer N. Pritzker Family Trusts and Other Reporting Persons(6)	—	—	1,580,755	3.0%	1.7%	2.8%
Trustees of the Karen L. Pritzker Family Trusts(7)	—	—	3,590,331	6.8%	3.8%	6.3%
Trustees of the Penny Pritzker Family Trusts and Other Reporting Persons(8)	14,650	*	6,511,568	12.3%	6.9%	11.4%
Trustees of the Daniel F. Pritzker Family Trusts and Other Reporting Persons(9)	—	—	1,922	*	*	*
Trustees of the Gigi Pritzker Pucker Family Trusts and Other Reporting Persons(10)	—	—	17,554,636	33.0%	18.6%	30.7%
Baron Capital Group, Inc. and affiliated entities(11)	6,106,485	14.9%	—	—	6.5%	1.1%
BlackRock, Inc.(12)	4,251,656	10.4%	—	—	4.5%	*
Massachusetts Financial Services Company(13)	2,765,785	6.7%	—	—	2.9%	*

Hyatt Hotels Corporation   |   2026 Proxy Statement   57

	Class A Common Stock		Class B Common Stock
Name of Beneficial Owner	Shares	% of Class A	Shares	% of Class B	% of Total Common Stock	% of Total Voting Power(1)
Principal Global Investors, LLC(14)	4,418,430	10.8%	—	—	4.7%	*
The Vanguard Group, Inc. and affiliated entities(15)	4,221,373	10.3%	—	—	4.5%	*
Wellington Management Group LLP and affiliated entities(16)	4,861,392	11.9%	—	—	5.2%	*
Named Executive Officers and Directors:
Thomas J. Pritzker(17)	749,537	1.8%	20,878,516	39.3%	23.0%	36.6%
Mark S. Hoplamazian(18)	440,803	1.1%	—	—	*	*
Joan Bottarini(19)	20,709	*	—	—	*	*
Amar Lalvani(20)	185	*	—	—	*	*
Mark R. Vondrasek(21)	11,702	*	—	—	*	*
Paul D. Ballew	5,589	*	—	—	*	*
Alessandro Bogliolo	1,107	*	—	—	*	*
Susan D. Kronick	32,925	*	—	—	*	*
Gianni Marostica	—	*	—	—	*	*
Cary D. McMillan	—	*	—	—	*	*
Heidi O’Neill	2,323	*	—	—	*	*
Jason Pritzker(22)	2,588	*	—	—	*	*
Dion Camp Sanders	1,039	*	—	—	*	*
Tracey T. Travis	1,573	*	—	—	*	*
Richard C. Tuttle	39,054	*	—	—	*	*
All directors and executive officers as a group (21 persons)(23)	1,379,946	3.4%	20,878,516	39.3%	23.6%	36.7%

*
Less than 1%.

(1)
Holders of our Class A common stock and our Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders. The holders of Class A common stock are entitled to one vote per share and the holders of Class B common stock are entitled to ten votes per share. However, if on any record date for determining the stockholders entitled to vote at an annual or special meeting of stockholders, the aggregate number of shares of our Class A common stock and Class B common stock owned, directly or indirectly, by the holders of our Class B common stock is less than 15% of the aggregate number of shares of Class A common stock and Class B common stock then outstanding, then at such time all shares of Class B common stock will automatically convert into shares of Class A common stock and all outstanding common stock will be entitled to one vote per share on all matters submitted to a vote of our stockholders. The information shown in the table with respect to the percentage of total voting power is based on 94,139,969 shares of common stock outstanding as of March 23, 2026, and assumes that no shares of Class B common stock outstanding as of March 23, 2026 have been converted into shares of Class A common stock.

(2)
See footnotes (3) through (10) below. CIBC Caribbean and Other Reporting Persons and the trustees of the Thomas J. Pritzker Family Trusts, the Nicholas J. Pritzker Family Trusts, the Jennifer N. Pritzker Family Trusts, the Karen L. Pritzker Family Trusts, the Penny Pritzker Family Trusts, the Daniel F. Pritzker Family Trusts, the Anthony N. Pritzker Family Foundation, the Gigi Pritzker Pucker Family Trusts and certain other reporting persons described in footnotes (3) through (10) below (collectively, the “Pritzker Family Group”) are party to those certain agreements described in footnotes (3) through (10) below, which agreements contain, among other things, certain voting agreements and limitations on the sale of their shares of common stock. As a result, the members of the Pritzker Family Group may be deemed to be members of a “group” within the meaning of Section 13(d)(3) of the Exchange Act.

(3)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No 0001193125-10-198223), represents (i) 538,681 shares of Class B common stock held of record by Bombay Hotel Corporation (“Bombay”), and (ii) 134,669 shares of Class B common stock held of record by CPC, Inc. (“CPC”). The voting and investment decisions of Bombay are made by its three directors, all of whom are employees of CIBC Caribbean. In such capacity, CIBC Caribbean may be deemed to beneficially own such shares of Class B common stock directly held by Bombay. The voting and investment decisions of CPC are made by its director, Half Limited, which is owned by Maran Global Solutions Limited. In such capacity, Maran Global Solutions Limited may be deemed to beneficially own such shares of Class B common stock directly held by CPC. J.P. Morgan Trust Company (Bahamas) Limited, as trustee of 2010 N3 Purpose Trust, Butterfield Trust (Bermuda) Limited, as trustee of Settlement T-551-7, and Ter Trust Company LTA, as trustee of Namchak Charitable Trust, each own approximately 30% of each of Bombay and CPC and disclaim beneficial ownership of the shares directly held by Bombay and CPC. Bombay, CPC and the trustees and adult beneficiaries of all of these non-U.S. situs trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other

58   Hyatt Hotels Corporation   |   2026 Proxy Statement

Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for Bombay is c/o CIBC Caribbean, 25 Main Street, P.O. Box 694, Grand Cayman KY1-1107, Cayman Islands. The address of the principal business and principal office for CPC is c/o Maran Global Solutions Limited, One West Plaza, P.O. Box CB12086, Nassau, Bahamas.
(4)
Represents (i) 11,338,027 shares of Class B common stock held of record by THHC, L.L.C. (“THHC”), a manager-managed limited liability company, (ii) 9,474,171 shares of Class B common stock held of record by 1902 Capital, LLC (“1902”), a manager-managed limited liability company, (iii) 3,413 shares of Class B common stock held of record by JNP ECI Investments, LLC (“JNP ECI”), a manager-managed limited liability company, (iv) 5,971 shares of Class B common stock held of record by BTP ECI Investments, LLC (“BTP ECI”), a manager-managed limited liability company, (v) 5,971 shares of Class B common stock held of record by DTP ECI Investments, LLC (“DTP ECI”), a manager-managed limited liability company, (vi) 749,537 shares of Class A common stock and 50,963 shares of Class B common stock held of record by TJP Revocable Trust, and (vii) 2,588 shares of Class A common stock held by Jason Pritzker, who is the son of Mr. Thomas Pritzker, one of our directors. Mr. Thomas Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting. The voting decisions of each of THHC and 1902 are made by Enterprise IC, LLC, a manager-managed limited liability company, and in such capacity, Enterprise IC, LLC may be deemed to beneficially own the shares held by THHC and 1902 under Rule 13d-3 of the Exchange Act (“Rule 13d-3”). Enterprise IC, LLC is managed by its board of managers, which does not include Mr. Thomas J. Pritzker, and the members of its board of managers disclaim beneficial ownership as a result of serving on the board. The investment decisions of each of THHC and 1902 are made by The Pritzker Organization, L.L.C. (“TPO”), a manager-managed limited liability company, and in such capacity TPO may be deemed to beneficially own the shares held by THHC and 1902 under Rule 13d-3. TPO is managed by its board of managers, consisting of Mr. Thomas J. Pritzker and certain other individuals. The other members of the board of TPO disclaim beneficial ownership as a result of serving on the board. The board of TPO is controlled by Mr. Thomas J. Pritzker, and Mr. Thomas J. Pritzker, as trustee of the TJP Revocable Trust, owns all of the common interests of TPO. In each such capacity, Mr. Thomas J. Pritzker may be deemed to beneficially own the shares held by THHC and 1902 under Rule 13d-3. Each of JNP ECI, BTP ECI and DTP ECI are managed by a board of managers, which do not include Mr. Thomas J. Pritzker, and the members of each such board of managers disclaim beneficial ownership as a result of serving on such boards. Maroon Private Trust Company, LLC is a manager-managed limited liability company and the trustee of certain trusts for the benefit of certain of Mr. Thomas J. Pritzker’s lineal descendants that are the sole members of JNP ECI, BTP ECI and DTP ECI, and in such capacity may be deemed to beneficially own the shares held by JNP ECI, BTP ECI and DTP ECI under Rule 13d-3. Maroon Trust is the sole member of Maroon Private Trust Company, LLC and in such capacity may be deemed to beneficially own the shares held by JNP ECI, BTP ECI and DTP ECI under Rule 13d-3. Mr. Thomas J. Pritzker is the trustee of Maroon Trust and in such capacity may be deemed to beneficially own the shares held by JNP ECI, BTP ECI and DTP ECI under Rule 13d-3. The investment decisions of Maroon Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Mr. Thomas J. Pritzker and certain other individuals. The voting decisions of Maroon Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Mr. Thomas J. Pritzker. Mr. Thomas J. Pritzker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. Mr. Thomas J. Pritzker is also the grantor, beneficiary and sole trustee of TJP Revocable Trust and has the right to revoke such trust at any time without the consent of any other person. As a result, Mr. Thomas J. Pritzker could be deemed to be the sole beneficial owner of the shares owned by such trust. Mr. Thomas J. Pritzker, Mr. Jason Pritzker, THHC, 1902, JNP ECI, BTP ECI, DTP ECI, and the trustees and the adult beneficiaries of the trusts referenced above have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock, which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The share numbers included in the table do not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: (a) 212,967 SARs at an exercise price of $80.02; (b) 292,226 SARs at an exercise price of $71.67; (c) 563,063 SARs at an exercise price of $48.66; (d) 174,337 SARs at an exercise price of $80.46; (e) 145,849 SARs at an exercise price of $95.06; (f) 92,706 SARs at an exercise price of $111.71; (g) 45,038 SARs at an exercise price of $157.11; and (h) 29,931 SARs at an exercise price of $122.21. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. The address of the principal business and principal office for THHC, 1902, JNP ECI, BTP ECI and DTP ECI is 350 South Main Avenue, Suite 401, Sioux Falls, South Dakota 57104. The address of the principal business and principal office for Thomas J. Pritzker and for Mr. Jason Pritzker, is 150 North Riverside Plaza, Suite 3300, Chicago, Illinois 60606.

(5)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198283), represents 70,000 shares of Class B common stock held of record by Tao Invest LLC, a limited liability company owned by trusts for the benefit of Nicholas J. Pritzker and/or his lineal descendants, of which Paul. A. Bible serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk

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Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for Tao Invest LLC is 1 Letterman Drive, Suite C4-420, San Francisco, California 94129; and for Paul Bible, not individually, but solely in the capacity as trustee, is 165 West Liberty Street, Suite 110, Reno, Nevada 89501.
(6)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198421), represents (i) 1,458,478 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Robin Road Trust Company LLC serve as trustee and has sole voting and investment power over such shares; (ii) 21,128 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and certain of her lineal descendants, of which Mary Falcon serves as trustee and has sole voting and investment power over such shares, and (iii) 101,149 shares of Class B common stock held of record by trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants, of which J.P. Morgan Trust Company (Bahamas) Limited serves as trustee and has sole voting and investment power over such shares. Robin Road Trust is the sole member of Robin Road Trust Company LLC, and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Robin Road Trust Company LLC is the trustee of Robin Road Trust, and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Robin Road Trust Company LLC is a manager-managed limited liability company, managed by three managing directors. The voting and investment decisions of Robin Road Trust Company LLC are made by the Trust and Investment Committee of its board of managers. The managing directors and members of the Trust and Investment Committee disclaim beneficial ownership as result of serving as a managing director and/or a member of the Trust and Investment Committee. Robin Road Trust Company LLC has also authorized Tawani Enterprises, Inc. to make certain investment decisions on behalf of Robin Road Trust Company LLC, and in such capacity Tawani Enterprises, Inc. may be deemed to beneficially own such shares under Rule 13d-3. Tawani Enterprises, Inc. is a corporation whose sole director is Jennifer N. Pritzker and whose sole stockholder is a revocable trust for which Jennifer N. Pritzker serves as sole trustee. In such capacity, Jennifer N. Pritzker may be deemed to beneficially own such shares under Rule 13d-3. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for Robin Road Trust Company, not individually, but solely in its capacity as trustee of the trusts represented by clause (i), is 551 Union Street, Suite 735, Nashville, TN 37219; for Mary Falcon, not individually, but solely in her capacity as trustee of the trusts represented by clause (ii), is c/o Tawani Enterprises, Inc., 104 South Michigan Avenue, Suite 1025, Chicago, Illinois 60603; and for J.P. Morgan Trust Company (Bahamas) Limited, not individually, but solely in its capacity as trustee of the trusts represented by clause (iii) is Bahamas Financial Centre, Shirley & Charlotte Streets, P.O. Box N-4899, Nassau, Bahamas.

(7)
Based in part on information contained in a Schedule 13D filed on August 26, 2010 (SEC Accession No. 0001193125-10-198367), represents (i) 207,969 shares of Class B common stock held of record by a trust for the benefit of Karen L. Pritzker and/or certain of her lineal descendants, of which Andrew D. Wingate, Lucinda Falk and Zena Tamler serve as co-trustees and share voting and investment power over such shares; (ii) 1,558,026 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and certain of her lineal descendants, of which Bank of Nova Scotia Trust Company (Bahamas) Ltd. serve as trustee and has sole voting and investment power over such shares, (iii) 87,694 shares of Class B common stock held of record by a trust for the benefit of Karen L. Pritzker and/or certain of her lineal descendants, of which Butterfield Trust (Bermuda) Limited serves as trustee and has sole voting and investment power over such shares, and (iv) 1,736,642 shares of Class B common stock held of record by trusts for the benefit of Karen L. Pritzker and/or certain of her lineal descendants, of which 1953 Private Family Trust Company LLC serves as trustee and has sole voting and investment power over such shares. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for Andrew D. Wingate, Lucinda Falk and Zena Tamler, not individually, but solely in the capacity as co-trustees of the trust represented by clause (i) is 984 Main Street, Branford, Connecticut 06405; for Bank of Nova Scotia Trust Company (Bahamas) Ltd., not individually, but solely in the capacity as trustee of the trusts represented by clause (ii) is P.O. Box N-3016, 404 East Bay Street, Nassau, Bahamas; for Butterfield Trust (Bermuda) Limited, not individually, but solely in the capacity as trustee of the trust represented by clause (iii) is 65 Front Street, Hamilton HM12, Bermuda; and for 1953 Private Family Trust Company LLC, not individually, but solely in the capacity as trustee of the trusts represented by clause (iv) is 255 Buffalo Way, PO Box 1905, Jackson Wyoming 83001.

(8)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198261), represents (i) 14,650 shares of Class A common stock held by Penny Pritzker, individually; (ii) 20,682 shares of Class B common stock held by Penny Pritzker, individually; (iii) 6,217,110 shares of Class B common stock held of record by trusts for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment power over such shares and (iv) 273,776 shares of Class B common stock held of record by a limited liability company owned by a trust for the benefit of Penny Pritzker and certain of her lineal descendants, of which Horton Trust Company, LLC serves as trustee and has sole voting and investment

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power over such shares. Penny Pritzker and the trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for Penny Pritzker and for Horton Trust Company, LLC, not individually, but solely in the capacity as trustee of the trusts represented by clauses (iii) and (iv) is 444 West Lake Street, Suite 3400, Chicago, Illinois 60606.
(9)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198390), represents 1,922 shares of Class B common stock held of record by a trust for the benefit of Daniel F. Pritzker and/or certain of his lineal descendants, of which 1922 Trust Company LTA serves as trustee and has sole voting and investment power over such shares. Lewis M. Linn serves as trustee of 1922 Trust, which is the sole member of 1922 Trust Company LTA, and has sole voting and investment power over such shares. The trustee and the adult beneficiaries of this trust have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for 1922 Trust Company LTA, not individually, but solely in the capacity as trustee of the trust is 3737 Buffalo Speedway, Suite 300, Houston, Texas 77098; and for Lewis Linn, not individually but solely as trustee of 1922 Trust, is 3555 Timmons Lane, Suite 650, Houston, Texas 77027.

(10)
Based in part on information contained in a Schedule 13D filed on August 26, 2010, as amended (SEC Accession No. 0001193125-10-198254), represents (i) 12,459,779 shares of Class B common stock held of record by a member-managed limited liability company controlled by another member-managed limited liability company whose sole member is a trust for the benefit of Gigi Pritzker Pucker, of which UDQ Private Trust Company, LLC, a manager-managed limited liability company, serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3; and (ii) 5,094,857 shares of Class B common stock held of record by trusts for the benefit of Gigi Pritzker Pucker and certain of her lineal descendants, of which UDQ Private Trust Company, LLC serves as trustee and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. UDQ Trust is the sole member of UDQ Private Trust Company, LLC and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. Ms. Pucker is the trustee of UDQ Trust and in such capacity may be deemed to beneficially own such shares under Rule 13d-3. The investment decisions of UDQ Private Trust Company, LLC are made by the Trust Committee of its board of managers, consisting of Ms. Pucker and certain other individuals. The voting decisions of UDQ Private Trust Company, LLC are made by the independent members of the Trust Committee, which does not include Ms. Pucker. Ms. Pucker and the other members of the Trust Committee disclaim beneficial ownership as a result of serving on the Trust Committee. The trustees and the adult beneficiaries of all of these trusts have agreed to certain voting agreements and to certain limitations with respect to the sale of shares of our common stock which are contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement, and the shares of common stock listed in the table may not be sold other than in accordance with such agreements. See Part I, Item 1, “Business — Stockholder Agreements” and Item 1A, “Risk Factors — Risks Related to Share Ownership and Other Stockholder Matters” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for additional information. The address of the principal business and principal office for UDQ Private Trust Company, LLC, solely in the capacity as trustee of the trust represented by clauses (i) and (ii), is 350 South Main Avenue, Suite 402, Sioux Falls, South Dakota 57104.

(11)
Based solely on information contained in a Schedule 13G filed on February 17, 2026 (the “BAMCO 13G”), Baron Capital Group, Inc. and its subsidiaries BAMCO, Inc. and Baron Capital Management, Inc., and BAMCO, Inc.’s advisory client Baron Partners Fund, beneficially own an aggregate of 6,106,485 shares of Class A common stock. According to the BAMCO 13G, (i) Baron Capital Group, Inc. and Ronald Baron, who owns a controlling interest in Baron Capital Group, Inc., have shared power to vote 6,106,485 shares of Class A common stock and shared power to dispose of 5,550,789 shares of Class A common stock; (ii) BAMCO Inc. has shared power to vote 5,068,899 shares of Class A common stock and shared power to dispose of 5,068,899 shares of Class A common stock; (iii) Baron Capital Management, Inc. has shared power to vote 1,037,586 shares of Class A common stock and shared power to dispose of 1,037,586 shares of Class A common stock and (iv) Baron Partners Fund has shared power to vote 3,310,000 shares of Class A common stock and shared power to dispose of 3,310,000 shares of Class A common stock. The principal business address of BAMCO, Inc., Baron Capital Group, Inc., Baron Capital Management, Inc., Baron Partners Fund, and Ronald Baron is 767 Fifth Avenue, 49th Floor, New York, New York 10153.

(12)
Based solely on information contained in a Schedule 13G filed on December 6, 2024, BlackRock, Inc. beneficially owns 4,251,656 shares of Class A common stock, with sole power to vote 4,035,196 of such shares and sole power to dispose of 4,251,656 of such shares. The principal business address of BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(13)
Based solely on information contained in a Schedule 13G filed on November 4, 2025 (the “MFS 13G”), Massachusetts Financial Services Company beneficially owns 2,765,785 shares of Class A common stock, with sole power to vote 2,681,165 of such shares and sole power to dispose of 2,765,785 of such shares. According to the MFS 13G, the 2,765,785 shares are beneficially owned by MFS and/or certain other non-reporting entities. The principal business address of Massachusetts Financial Services Company is 111 Huntington Avenue, Boston, Massachusetts 02199.

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(14)
Based solely on information contained in a Schedule 13G filed on September 3, 2025 (the “Principal Global 13G”), (i) Principal Global Investors, LLC beneficially owns 3,497,244 shares of Class A common stock, with shared power to vote and dispose of all 3,497,244 shares, (ii) Principal Real Estate Investors, LLC beneficially owns 921,186 shares of Class A common stock, with shared power to vote and dispose of all 921,186 shares, and (iii) Principal Funds, Inc. beneficially owns 2,505,764 shares of Class A common stock, with shared power to vote and dispose of all 2,505,764 shares. According to the Principal Global 13G, as of August 31, 2025 the Principal MidCap Fund, a series to the Principal Funds, Inc., had ownership of 2,505,764 shares. The principal business address of Principal Global Investors, LLC, Principal Real Estate Investors, LLC, and Principal Funds, Inc. is 801 Grand Avenue, Des Moines, Iowa 50392.

(15)
Based solely on information contained in a Schedule 13G filed on February 13, 2024 (the “Vanguard 13G”), The Vanguard Group, Inc. beneficially owns 4,221,373 shares of Class A common stock, with shared power to vote 24,489 of such shares, sole power to dispose of 4,160,931 of such shares and shared power to dispose of 60,442 of such shares. The principal business address of The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(16)
Based solely on information contained in a Schedule 13G filed on November 7, 2025 (the “Wellington 13G”), (i) Wellington Management Group LLP beneficially owns 4,861,392 shares of Class A common stock, with shared power to vote 4,256,879 of such shares and shared power to dispose of all 4,861,392 of such shares, (ii) Wellington Group Holdings LLP beneficially owns 4,861,392 shares of Class A common stock, with shared power to vote 4,256,879 of such shares and shared power to dispose of all 4,861,879 of such shares, (iii) Wellington Investment Advisors Holdings LLP beneficially owns 4,861,392 shares of Class A common stock, with shared power to vote 4,256,879 of such shares and shared power to dispose of all 4,861,392 of such shares, and (iv) Wellington Management Company LLP beneficially owns 4,861,392 shares of Class A common stock, with shared power to vote 4,055,927 of such shares and shared power to dispose of 4,195,804 of such shares. According to the Wellington 13G, all such shares are owned of record by clients of one or more investment advisors, and such investment advisors are owned, directly or indirectly, by Wellington Management Group LLP. The principal business address of Wellington Management Group LLP, Wellington Group Holdings LLP, Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP is 280 Congress Street, Boston, Massachusetts 02210.

(17)
Includes (i) 749,537 shares of Class A common stock and 50,963 shares of Class B common stock that are owned by TJP Revocable Trust, (ii) 11,338,027 shares of Class B common stock that are owned by THHC, L.L.C., (iii) 9,474,171 shares of Class B common stock that are owned by 1902 Capital, LLC, (iv) 3,413 shares of Class B common stock that are owned by JNP ECI Investments, LLC, (v) 5,971 shares of Class B common stock that are owned by BTP ECI Investments, LLC, and (vi) 5,971 shares of Class B common stock that are owned by DTP ECI Investments, LLC, which, in each case, may be deemed to be beneficially owned by Thomas J. Pritzker, as described in footnote (4). Does not include the following SARs held by Mr. Thomas J. Pritzker that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: (a) 212,967 SARs at an exercise price of $80.02; (b) 292,226 SARs at an exercise price of $71.67; (c) 563,063 SARs at an exercise price of $48.66; (d) 174,337 SARs at an exercise price of $80.46; (e) 145,849 SARs at an exercise price of $95.06; (f) 92,706 SARs at an exercise price of $111.71; (g) 45,038 SARs at an exercise price of $157.11; and (h) 29,931 SARs at an exercise price of $122.21. The number of shares that Mr. Thomas J. Pritzker will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price. Mr. Pritzker retired as Executive Chairman of the Board of Directors effective February 16, 2026, and will not stand for re-election as a director at the Annual Meeting.

(18)
Does not include the following SARs held by Mr. Hoplamazian that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: (a) 138,807 SARs at an exercise price of $71.67; (b) 267,454 SARs at an exercise price of $48.66; (c) 82,810 SARs at an exercise price of $80.46; (d) 62,980 SARs at an exercise price of $95.06; (e) 38,625 SARs at an exercise price of $111.71; (f) 18,160 SARs at an exercise price of $157.11; and (g) 12,069 SARs at an exercise price of $122.21. The number of shares that Mr. Hoplamazian will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(19)
Does not include the following SARs held by Ms. Bottarini that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: (a) 24,547 SARs at an exercise price of $71.67; (b) 54,054 SARs at an exercise price of $48.66; (c) 19,874 SARs at an exercise price of $80.46; (d) 17,501 SARs at an exercise price of $95.06; (e) 11,124 SARs at an exercise price of $111.71; (f) 5,448 SARs at an exercise price of $157.11; and (g) 3,532 SARs at an exercise price of $122.21. The number of shares that Ms. Bottarini will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(20)
Does not include the following SARs held by Mr. Lalvani that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: 4,709 SARs at an exercise price of $122.21. The number of shares that Mr. Lalvani will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

(21)
Does not include the following SARs held by Mr. Vondrasek that are currently exercisable or that will become exercisable within sixty days after March 23, 2026: (a) 3,482 SARs at an exercise price of $95.06; (c) 8,109 SARs at an exercise price of $111.71; (c) 4,140 SARs at an exercise price of $157.11; and (d) 3,037 SARs at an exercise price of $122.21. The number of shares that Mr. Vondrasek will receive upon exercise of such SARs is not currently determinable and therefore not included

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in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.
(22)
Jason Pritzker is a beneficiary of certain trusts that hold non-controlling interests in THHC, L.L.C., which holds 20,723,351 shares of Class B common stock. THHC, L.L.C. is controlled by a member-managed limited liability company whose sole member is a trust for the benefit of Thomas J. Pritzker, Jason Pritzker’s father, as described in footnote (4). Jason Pritzker does not have voting or investment power over the shares held of record by THHC, L.L.C., and such shares are not included in the total number of shares listed as beneficially owned by Jason Pritzker in the table above.

(23)
Does not include the following SARs collectively held by our directors and current executive officers, in the aggregate, that are currently exercisable or that will become exercisable within sixty days of March 23, 2026: (a) 11,600 SARs at an exercise price of $52.65; (b) 232,922 SARs at an exercise price of $80.02; (c) 481,037 SARs at an exercise price of $71.67; (d) 936,057 SARs at an exercise price of $48.66; (e) 302,385 SARs at an exercise price of $80.46; (f) 253,104 SARs at an exercise price of $95.06; (g) 166,857 SARs at an exercise price of $111.71; (h) 82,434 SARs at an exercise price of $157.11; (i) 62,067 SARs at an exercise price of $122.21; and (j) 2,270 SARs at an exercise price of $126.80. The number of shares that each individual will receive upon exercise of such SARs is not currently determinable and therefore not included in the table above because each SAR gives the holder the right to receive the excess of the value of one share of our Class A common stock at the exercise date, which is not determinable until the date of exercise, over the exercise price.

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Equity Compensation Plan Information

Securities Authorized for Issuance Under Equity Compensation Plans
The following table provides certain information at December 31, 2025 about Class A common stock that may be issued under our existing equity compensation plans:
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants, and rights	Weighted-average exercise price of outstanding options	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity Compensation Plans Approved by Security Holders	5,413,531(1)	$80.75(2)	8,190,706(3)(4)
Equity Compensation Plans Not Approved by Security Holders	—	—	1,469,195(5)
Total	5,413,531	$80.75	9,659,901

(1)
Includes (a) SARs to purchase 3,484,151 shares of Class A common stock issued under the LTIP with a weighted-average exercise price of $80.75 (calculated on a one-for-one basis), (b) 1,916,156 shares of Class A common stock to be issued or retained, as applicable, upon the vesting of RSUs and PSUs issued under the LTIP and under the Playa Hotels N.V. 2017 Omnibus Incentive Plan (the “Playa Hotels Plan”) for which no exercise price will be paid (assuming maximum payout of PSU awards), and (c) 13,224 shares of Class A common stock issued pursuant to the Hyatt Hotels Corporation Second Amended and Restated Employee Stock Purchase Plan (“ESPP”) in connection with the October 2025 to December 2025 purchase period (for which shares were issued in January 2026).

(2)
The calculation of the weighted-average exercise price only includes outstanding SARs.

(3)
Includes (a) 7,560,515 shares of Class A common stock that remain available for issuance under the LTIP and under the Playa Hotels Plan for awards previously granted to continuing employees and (b) 630,191 shares of Class A common stock that remain available for issuance pursuant to the ESPP.

(4)
Effective May 20, 2020, the plan’s authorized share reserve is based on a fungible unit system, under which full value awards (including RSUs, PSUs, and restricted shares) count as two fungible units for every one share of common stock subject to the award (and each share subject to any such award thus reduces the available reserve by two), while non-full value awards (such as stock options and SARs) count as one fungible unit for every one share of common stock subject to the award (and each share subject to any such award thus reduces the available reserve by one).

(5)
Includes (a) 1,169,195 shares of Class A common stock that remain available for issuance pursuant to the DCP and (b) 300,000 shares of Class A common stock that remain available for issuance pursuant to the Hyatt International Hotels Retirement Plan, commonly known as the Field Retirement Plan (“FRP”).

The DCP provides eligible participants employed in the United States with the opportunity to defer a portion of their compensation and receive employer contributions. Compensation deferred under the DCP as well as employer contributions, if any, are credited to a participant’s account under the DCP and are held in a rabbi trust on behalf of the participants. A participant may direct the investment of funds in such participant’s account in certain investment funds. In 2010, certain participants were offered a one-time election to have up to 15% of certain fully vested and nonforfeitable accounts invested in Class A common stock (with the account balances calculated as of June 1, 2010). In connection with such elections, 30,805 shares of Class A common stock were issued to the trustee of the DCP. The number of shares of Class A common stock to be allocated to each electing participant’s account was determined by dividing the dollar amount of such participant’s elected percentage of such participant’s account balance by the closing price of Class A common stock on June 2, 2010. The shares of Class A common stock held in such accounts are held in the trust on behalf of the participant until distributed upon termination of employment. Participants’ accounts under the DCP generally are distributed in cash. However, the portion of the participant’s account invested in Class A common stock will be distributed in shares of Class A common stock. The material terms of the FRP are the same as the material terms of the DCP. Participants in the FRP are employees located outside of the United States. Participants in the FRP have not been given an election to invest their accounts in Class A common stock due to international securities law considerations. However, the Board of Directors has reserved 300,000 shares of Class A common stock for issuance under the FRP in the event that participants in the FRP are given such an election in the future.

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Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act, and rules of the SEC thereunder, require our directors, officers and persons who own more than 10% of our Class A common stock to file initial reports of their ownership of our Class A common stock and subsequent reports of changes in such ownership with the SEC. Directors, officers and persons owning more than 10% of our Class A common stock are required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of such reports and amendments thereto received by us and written representations from these persons that no other reports were required, we believe that during the fiscal year ended December 31, 2025, our directors, officers and owners of more than 10% of our Class A common stock complied with all applicable filing requirements except that, with respect to one transaction, ECI Trust — Julia filed one late Form 4.

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Related Party Transactions

Current Relationships and Related Party Transactions
Agreements Relating to Aircraft
We have adopted an aircraft policy under which, in 2025, Mr. Thomas J. Pritzker, our former Executive Chairman, and Mr. Hoplamazian, our Chairman, President and Chief Executive Officer, were able to utilize any aircraft that is owned, leased, chartered or otherwise secured for use by us. Our aircraft policy is designed to safeguard the health and safety of our senior executives, and we believe it also significantly reduces the potential for business interruption. Under the policy, Mr. Hoplamazian may use up to $200,000 per year for personal travel and the Talent and Compensation Committee’s approves personal travel over $200,000. Occasionally, a family member or other guest may have accompanied Mr. Thomas J. Pritzker or Mr. Hoplamazian on an aircraft when the aircraft is already scheduled for business purposes and can accommodate additional passengers. In those cases, there is no aggregate incremental cost to Hyatt for the family member or guest, although taxable income is imputed to the executive. In 2025, a Gulfstream G600 aircraft, which is owned by TPO, was authorized by Mr. Thomas J. Pritzker to be chartered for Hyatt business use pursuant to this aircraft policy. Wingtip Aviation manages the aircraft and charters the aircraft on behalf of TPO. In 2025, we made payments of $837,200 to Wingtip Aviation for flights taken for Hyatt business use on the Gulfstream G600 aircraft, of which $830,760 was passed through to TPO by Wingtip Aviation, substantially all of which Mr. Thomas J. Pritzker had an indirect interest in as a result of his indirect ownership in TPO.
Management and Franchise Fees and Reimbursed Costs
Certain properties for which we receive management, franchise, and other fees are indirectly owned by Geolo Capital LP, a limited partnership affiliated with John A. Pritzker, the brother of Mr. Thomas J. Pritzker. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2025, we received $4,083,013 of management, franchise, and other fees, and $2,571,704 for reimbursed costs related to sales and revenue management, marketing, global care centers (including reservation and customer support), digital and technology, and digital media related to such properties.
Registration Rights
We have granted registration rights with respect to shares of Class A common stock, including shares of Class A common stock issuable upon conversion of shares of Class B common stock, as described below to holders, as of March 23, 2026, of (i) 2,270,395 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of August 28, 2007, as amended, among us and the stockholders party to the 2007 Stockholders’ Agreement (the “2007 Registration Rights Agreement”), and (ii) 51,627,853 shares of our common stock pursuant to the terms of a Registration Rights Agreement, dated as of October 12, 2009, among us and the domestic and foreign Pritzker stockholders party thereto (the “2009 Registration Rights Agreement”). Only shares of Class A common stock may be registered pursuant to the terms of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement. On May 19, 2023, we registered on a Form S-3 shelf registration statement 9,245,902 shares of Class A common stock issuable upon conversion of 9,245,902 shares of Class B common stock held by certain stockholders party to the 2009 Registration Rights Agreement.
Subsequent to November 2025, a trust for the benefit of Karen L. Pritzker and/or certain of her lineal descendants engaged in sales representing an aggregate of 12,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these transactions, as well as sales prior to November 2025 by certain trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants that resulted in such entities holding fewer shares than are registered for resale on the May 2023 shelf registration statement, as of March 23, 2026, 8,434,635 shares of the 9,245,902 shares originally registered for resale on the May 2023 shelf registration statement continue to be eligible to be sold pursuant to the May 2023 shelf registration statement during the 12 month period commencing November 5, 2025 through November 4, 2026 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Subsequent to November 4, 2026, and assuming no further sales, 8,446,635 shares of the 9,245,902 shares originally registered for resale on the May 2023 shelf registration statement will continue to be eligible to be sold pursuant to the May 2023 shelf registration statement. Additional shares may

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be registered on the shelf registration statement in the future as such shares are eligible to be sold in accordance with the registration rights agreements and lock-up restrictions.
The holders of approximately 53,898,248 shares of our common stock are entitled to certain demand registration rights.
Long-Form Demand Registration Rights
Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions, request that we register all or a portion of such stockholder’s shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000, the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.
The stockholders party to the 2009 Registration Rights Agreement may, on not more than one occasion, request that we register all or a portion of the shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock under the Securities Act on Form S-1 if the anticipated aggregate offering price of such shares of Class A common stock exceeds $750,000,000 (net of underwriting discounts and commissions), the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement, and we are not otherwise eligible at the time of the request to file a registration statement on Form S-3 for the re-sale of such stockholder’s shares.
Short-Form Demand Registration Rights
The holders of approximately 53,898,248 shares of our common stock are entitled to certain Form S-3 demand registration rights.
Each stockholder party to the 2007 Registration Rights Agreement may, on not more than two occasions during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 and the stockholder making the request is (or will be at the anticipated time of effectiveness of the applicable registration statement) permitted to sell shares of its common stock under the lock-up provisions contained in the 2007 Stockholders’ Agreement.
Stockholders party to the 2009 Registration Rights Agreement holding at least 20% of the then issued and outstanding common stock may, on not more than one occasion during each calendar year, request registration of their shares of Class A common stock issuable upon conversion of shares of Class B common stock under the Securities Act on Form S-3 if the anticipated aggregate offering amount of such shares of Class A common stock exceeds $100,000,000 (net of underwriting discounts and commissions) and the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement, and we are not otherwise prohibited from filing such registration statement under the 2007 Registration Rights Agreement.
Under each of the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, we will not be required to affect a demand registration or a Form S-3 demand registration within 180 days after the effective date of a registration statement related to a previous demand registration or Form S-3 demand registration. In addition, once every 12 months, we may postpone for up to 120 days the filing or the effectiveness of a registration statement for a demand registration or a Form S-3 demand registration, if our Board of Directors determines in good faith that such a filing (i) would be materially detrimental to us, (ii) would require a disclosure of a material fact that might reasonably be expected to have a material adverse effect on us or any plan or proposal by us to engage in any acquisition or disposition of assets or equity securities or any merger, consolidation, tender offer, material financing or other significant transactions, or (iii) is inadvisable because we are planning to prepare and file a registration statement for a primary offering of our securities.

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Shelf Registration Rights
The holders of approximately 51,627,853 shares of our common stock are entitled under the 2009 Registration Rights Agreement to certain “shelf” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.
Stockholders party to the 2009 Registration Rights Agreement may, in addition to the demand registration rights described above, request that we register all or a portion of shares of Class A common stock issuable upon conversion of such stockholders’ shares of Class B common stock on a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, provided that the stockholders making the request are, at the anticipated time of effectiveness of the applicable registration statement, permitted to sell such shares of their common stock under the applicable lock-up provisions contained in the Amended and Restated Global Hyatt Agreement and Amended and Restated Foreign Global Hyatt Agreement. We have agreed to use our reasonable best efforts to keep any such shelf registration statement effective and updated for a period of three years (or, if earlier, such time as all the shares covered thereby have been sold). We have also agreed that, at the end of such three year period, we will refile a new shelf registration upon the request of stockholders party to the 2009 Registration Rights Agreement holding at least 1% of our outstanding common stock at such time.
Piggyback Registration Rights
The holders of 53,898,248 shares of our common stock are entitled to certain “piggyback” registration rights with respect to shares of Class A common stock issuable upon conversion of such shares of Class B common stock.
In the event that we propose to register shares of Class A common stock under the Securities Act, either for our own account or for the account of other security holders, we will notify each stockholder party to the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement that is, or will be at the anticipated time of effectiveness of the applicable registration statement, permitted to sell shares of its common stock under the applicable lock-up provisions contained in the 2007 Stockholders’ Agreement, the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement of our intention to effect such a registration and will use our reasonable best efforts to include in such registration all shares requested to be included in the registration by each such stockholder, subject to certain marketing and other limitations.
Following our decision in May 2023 to file a shelf registration statement on Form S-3 pursuant to Rule 415 of the Securities Act, we notified the stockholders party to the 2009 Registration Rights Agreement and the 2007 Registration Rights Agreement of our intention to file a shelf registration statement and gave such stockholders the right to “piggyback” and register shares of Class A common stock and shares of Class A common stock issuable upon conversion of shares of Class B common stock owned by them and eligible to be sold under the applicable lock-up agreements on the shelf registration statement. Certain stockholders party to the 2009 Registration Rights Agreement elected to exercise their piggyback registration rights with respect to 9,245,902 shares of Class A common stock issuable upon conversion of shares of Class B common stock, and those shares were included in the Form S-3 shelf registration statement that we filed on May 19, 2023.
Subsequent to November 2025, a trust for the benefit of Karen L. Pritzker and/or certain of her lineal descendants engaged in sales representing an aggregate of 12,000 shares of Class A common stock issuable upon conversion of shares of Class B common stock. After giving effect to these transactions, as well as sales prior to November 2025 by certain trusts for the benefit of Jennifer N. Pritzker and/or certain of her lineal descendants that resulted in such entities holding fewer shares than are registered for resale on the May 2023 shelf registration statement, as of March 23, 2026, 8,434,635 shares of the 9,245,902 shares originally registered for resale on the May 2023 shelf registration statement pursuant to piggyback registration rights continue to be eligible to be sold pursuant to the May 2023 shelf registration statement during the 12 month period commencing November 5, 2025 through November 4, 2026 under the lock-up restrictions contained in the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement. Subsequent to November 4, 2026, and assuming no further sales, 8,446,635 shares of the 9,245,902 shares originally registered for resale on the May 2023 shelf registration statement pursuant to piggyback registration rights will continue to be eligible to be sold pursuant to the May 2023 shelf registration statement.
Expenses of Registration, Restrictions and Indemnification
We will pay all registration expenses, including the legal fees of one counsel for all holders under the 2007 Registration Rights Agreement and one counsel for all holders under the 2009 Registration Rights Agreement, other than underwriting discounts, commissions and transfer taxes, in connection with the registration of any shares

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of Class A common stock pursuant to any demand registration, Form S-3 demand or piggyback registration described above. Under the 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement, if a request for a demand registration or Form S-3 demand registration is withdrawn at the request of the majority of the holders of registrable securities requested to be registered, the holders of registrable securities who have withdrawn such request shall forfeit such demand registration or Form S-3 demand registration unless those holders pay or reimburse us for all of the related registration expenses.
The demand, Form S-3 demand and piggyback registration rights are subject to customary restrictions such as blackout periods and any limitations on the number of shares to be included in the underwritten offering imposed by the managing underwriter. The 2007 Registration Rights Agreement and the 2009 Registration Rights Agreement also contain customary indemnification and contribution provisions.
Other Agreements, Transactions, and Arrangements
In 2007, we established a Donor-Advised Fund through JP Morgan Private Bank and the National Philanthropic Trust, known as the Hyatt Community Grants Fund. Individuals and organizations are able to donate funds to the Hyatt Community Grants Fund and we recommend grant recipients of these funds through our Hyatt Community Program. The National Philanthropic Trust screens our recommended fund recipients and issues the funds to the approved recipients. In 2007, the Pritzker Foundation made a charitable contribution of $10,000,000 to the Hyatt Community Grants Fund, payable in annual installments of $2,500,000 over four years, commencing in 2007. Mr. Thomas J. Pritzker, our former Executive Chairman, is a director and vice president of the Pritzker Foundation. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2025, the Hyatt Community Grants Fund made grants of $410,000 to various not-for-profit organizations.
A partner of Latham & Watkins LLP, Michael A. Pucker, is the brother-in-law of Mr. Thomas J. Pritzker, our former Executive Chairman. Mr. Jason Pritzker is the son of Mr. Thomas J. Pritzker. In 2025, we made aggregate payments of $27,305,849 to Latham & Watkins LLP for legal services.
On September 11, 2025, pursuant to the Company’s Amended and Restated Certificate of Incorporation (the “Charter”), our Board of Directors, including a majority of independent directors, determined that (i) any transfer of shares of Class B common stock by any stockholders affiliated with Gigi Pritzker Pucker, who is the sister of Thomas J. Pritzker, our former Executive Chairman, to the Pritzker Pucker Family Foundation No. 2 and/or any of its existing or future wholly-owned subsidiaries, including DNS C4 Holdings, LLC (collectively, a “Foundation Transfer”), is consistent with the purposes of the provisions of Article IV, Section 2(f)(i)(6) of the Charter and, as a result, determined that any such Foundation Transfer is a Permitted Transfer under the Charter; and (ii) any transfer, directly or indirectly, of shares of Class B common stock by any stockholders affiliated with Thomas J. Pritzker to 1902 Capital, LLC (collectively, a “1902 Capital Transfer”), is consistent with the purposes of the provisions of Article IV, Section 2(f)(i)(6) of the Charter and, as a result, determined that any such 1902 Capital Transfer is a Permitted Transfer under the Charter.
Related Party Transaction Policy and Procedures

We have adopted a written policy regarding the review, approval and ratification of related party transactions. For purposes of our policy, a “related party transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which (i) we (including any of our subsidiaries) were, are or will be a participant and the amount involved exceeds $120,000 and (ii) any related party had, has or will have a direct or indirect material interest. A direct or indirect material interest of a related party may arise by virtue of control or significant influence of the related party with respect to the transaction or by direct or indirect pecuniary interest in the transaction. A related party is any executive officer, director or a beneficial owner of more than 5% of our common stock, including any of their immediate family members and any other family member who might control or influence or who might be controlled or influenced by the foregoing persons because of his or her family relationship, any firm, corporation or other entity in which any of the foregoing persons is employed as an executive officer or is a general partner, managing member or principal or in a position of having control or significant influence or in which such person has a 5% or greater beneficial ownership interest, or any firm, corporation or other entity in which any director, executive officer, nominee or more than 5% beneficial owner is employed (whether or not as an executive officer). The principal elements of this policy are as follows:
•
For each related party transaction (other than pre-approved transactions as discussed below), the Audit Committee reviews the relevant facts and circumstances, including the extent and materiality of the related party’s interest in the transaction and whether the transaction is inconsistent with the interest of Hyatt and its stockholders, takes into account the conflicts of interest and corporate opportunity provisions of our Code of Ethics and either approves or disapproves the related party transaction.

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•
Any related party transaction shall be consummated and shall continue only if the Audit Committee has approved or ratified such transaction in accordance with the policy.

•
If advance Audit Committee approval of a related party transaction requiring the Audit Committee’s approval is not practicable, then the transaction may be preliminarily entered into by management upon prior approval of the transaction by the Chair of the Audit Committee, or if prior approval of the transaction by the Chair of the Audit Committee is not practicable, then the transaction may be preliminarily entered into by management, subject in each case to ratification of the transaction by the Audit Committee at the Audit Committee’s next regularly scheduled meeting; provided that if ratification shall not be forthcoming, management shall make all reasonable efforts to cancel or annul such transaction.

•
The Chief Financial Officer, or his or her designee, shall present to the Audit Committee each proposed related party transaction requiring the Audit Committee’s approval, including all relevant facts and circumstances relating thereto, shall update the Audit Committee as to any material changes to any approved or ratified related party transaction and shall provide a status report at least annually at a regularly scheduled meeting of the Audit Committee of all then active related party transactions.

•
No director may participate in approval of a related party transaction for which he or she is a related party.

Certain types of transactions have been designated pre-approved transactions under the policy, and as such are deemed to be approved or ratified, as applicable, by the Audit Committee. Such pre-approved transactions include: (i) executive and director compensation; (ii) certain ordinary course of business transactions; (iii) lodging transactions involving less than $250,000 provided the terms of which are no less favorable to us than those of similar transactions with unrelated third parties occurring during the same fiscal quarter and/or where the transaction is a result of an open auction process involving unrelated third-party bidders; (iv) ordinary course sales of timeshare, fractional or similar ownership interests at prices that are no lower than those available under our company-wide employee discount programs; (v) charitable contributions in amounts that would not require disclosure in our annual proxy statement or annual report under the NYSE corporate governance listing standards; (vi) transactions involving the rendering of legal services to us by the law firm of Latham & Watkins LLP to the extent such firm is associated with one or more related parties; and (vii) transactions where the rates or charges involved are determined by competitive bids. All of the transactions described above under Certain Relationships and Related Party Transactions were entered into prior to the adoption of this policy or were adopted or ratified in accordance with this policy.

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ANNUAL MEETING INFORMATION AND PROXY MATERIALS
Attending the Annual Meeting

Time and Location
Hyatt’s 2026 Annual Meeting of Stockholders will take place on Wednesday, May 20, 2026, beginning at 9:30 a.m., Central Time, online via live webcast. In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.
Admission Policy
Only stockholders who own shares of Hyatt common stock as of the close of business on March 23, 2026, the record date, or their duly authorized proxies or representatives, will be entitled to attend the Annual Meeting. In order to attend and vote at the Annual Meeting, please follow the instructions in the section titled “Questions and Answers about the Proxy Materials and the Annual Meeting” below.
Questions and Answers about the Proxy Materials and the Annual Meeting

1.  Q:
Why am I receiving these materials?

A:
We are furnishing the enclosed Notice of Annual Meeting of Stockholders, proxy statement, and proxy card to you, and to all stockholders of record as of the close of business on March 23, 2026, because the Board of Directors of Hyatt is soliciting your proxy to vote at the Annual Meeting and at any adjournment or postponement thereof. For stockholders receiving paper copies of this proxy statement, also enclosed is our Annual Report for the fiscal year ended December 31, 2025, which, along with our proxy statement, is available online at www.proxydocs.com/h.

2.  Q:
When and where is the Annual Meeting and why is Hyatt holding a virtual Annual Meeting?

A:
The Annual Meeting will be held on Wednesday, May 20, 2026 at 9:30 a.m., Central Time, and will be conducted online via live webcast. In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting.

The Annual Meeting will be held as a virtual meeting only. We believe that the environmentally-friendly virtual meeting format will provide expanded access, improved communication, and cost savings for our stockholders and Hyatt, while providing stockholders the same rights and opportunities to participate as they would have at an in-person meeting.
3.  Q:
What is the purpose of the Annual Meeting?

A:
At our Annual Meeting, stockholders will act upon the matters outlined in this proxy statement and in the Notice of Annual Meeting of Stockholders included with this proxy statement, including the election of our Class II directors; the ratification of Deloitte & Touche LLP as our independent registered public accounting firm; the stockholder proposal, as described in this proxy statement (the “Stockholder Proposal”); the advisory vote to approve compensation paid to our named executive officers as disclosed pursuant to the compensation disclosure rules of the SEC (the “Say on Pay Advisory Vote”); and such other matters as may properly come before the meeting or any adjournment or postponement thereof.

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4.  Q:
How can I attend the virtual Annual Meeting and ask questions during the Annual Meeting?

A:
Stockholders who own shares of Hyatt common stock as of the close of business on March 23, 2026, the record date, will be able to attend the Annual Meeting online, vote their shares electronically, and submit questions electronically. The meeting will follow the agenda provided on the virtual meeting website. The purpose of the meeting will be observed, and questions or comments must be relevant to the business of the Company or to the conduct of its operations. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend, time permitting, to answer all written questions pertinent to the Company and the meeting matters that are submitted before or during the meeting in accordance with the Annual Meeting’s guidelines, which will be posted on the virtual meeting website. Questions may be submitted during the meeting by following the instructions listed on the virtual meeting website. In fairness to all participants, questions or comments are limited to one per stockholder. Questions from multiple stockholders on the same topic or that are otherwise related may be grouped and answered together at our discretion. We reserve the right to edit or reject questions we deem profane or otherwise inappropriate.

In order to attend the Annual Meeting online, you must pre-register at www.proxydocs.com/h. You will need the control number located in the upper right corner of your proxy card or on the instructions that accompanied your proxy materials. After registering, you will receive a confirmation e-mail and an e-mail approximately one hour prior to the start of the meeting to the e-mail address you provided during registration with a unique link to the virtual meeting. The Annual Meeting live webcast will begin promptly at 9:30 a.m., Central Time. You will not be able to attend the Annual Meeting in person.
Technical assistance will be available to assist you with any technical difficulties you may have accessing the virtual meeting. Information regarding technical support will be available in the meeting access e-mail that you receive approximately one hour prior to the start of the meeting and on the virtual meeting portal page.
5.  Q:
What should I do if I receive more than one set of proxy materials?

A:
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account. If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please vote each proxy card and voting instruction card that you receive.

6.  Q:
What is the difference between holding shares as a record holder versus a beneficial owner?

A:
Most Hyatt stockholders hold their shares through a broker or other nominee rather than directly in their own name. There are some distinctions between shares held of record and those owned beneficially:

Record Holders: If your shares are registered directly in your name with our transfer agent, EQ Shareowner Services, you are considered, with respect to those shares, the stockholder of record or record holder. As the stockholder of record, you have the right to grant your voting proxy directly to Hyatt or to vote virtually at the Annual Meeting. We have enclosed a proxy card for you to use.
Beneficial Owners: If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you automatically, along with a voting instruction card from your broker, bank or nominee. As a beneficial owner, you have the right to direct your broker, bank or nominee how to vote and are also invited to attend the Annual Meeting. Since a beneficial owner is not the stockholder of record, you may not vote these shares virtually at the meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the meeting. Your broker, bank or nominee has enclosed or provided voting instructions for you to use in directing how to vote your shares. If you do not provide specific voting instructions by the deadline set forth in the materials you receive from your broker, bank or other nominee, your broker, bank or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. The election of directors, the Stockholder Proposal, and the Say on Pay Advisory Vote are considered “non-discretionary” items, while the ratification of the appointment of our independent registered public accounting firm is considered a “discretionary” item. For “non-discretionary” items for which you do not give your broker instructions, the shares will be treated as broker non-votes. See Question 12 below for more information about broker non-votes. Beneficial owners who desire to revoke a previously submitted proxy should contact their bank or broker for instructions.

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7.  Q:
Who can vote and how do I vote?

A:
Only holders of our common stock at the close of business on March 23, 2026, the record date, will be entitled to notice of and to vote at the Annual Meeting. To ensure that your vote is recorded promptly, please submit a proxy to vote as soon as possible, even if you plan to attend the Annual Meeting. Most stockholders have four options for submitting their votes:

•
virtually at the Annual Meeting with a proxy card/legal proxy by following the instructions after pre-registering at www.proxydocs.com/h;

•
by submitting a proxy by mail, using the paper proxy card;

•
by submitting a proxy by telephone, by calling the toll-free telephone number on the proxy card; or

•
through the Internet before the Annual Meeting, using the procedures and instructions described on the proxy card.

Beneficial owners may vote by telephone or Internet if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials.
For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or through the Internet, the shares represented by the proxy will be voted in accordance with your instructions. If you virtually attend the Annual Meeting, you may also submit your vote virtually by following the instructions after pre-registering at www.proxydocs.com/h. Any previous proxies that you submitted by mail, telephone or Internet will be superseded by the vote that you cast at the Annual Meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the Annual Meeting, you must obtain from your bank or broker a legal proxy issued in your name.
8.  Q:
What are my voting choices, and how many votes are required for approval or election?

A:
In the vote on the election of the Class II director nominees identified in this proxy statement to serve until the 2029 annual meeting of stockholders and until their respective successors have been duly elected and qualified, stockholders may (1) vote FOR all nominees (except as marked); or (2) vote WITHHELD from all nominees. A plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors shall elect the directors. The Board of Directors unanimously recommends a vote FOR each of the director nominees.

In the vote on the ratification of the appointment of Deloitte & Touche LLP as Hyatt’s independent registered public accounting firm for fiscal year 2026, stockholders may (1) vote For the ratification; (2) vote Against the ratification; or (3) Abstain from voting on the ratification. Ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026 will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal, however, stockholder ratification is not required to authorize the appointment of Deloitte & Touche LLP as our independent registered public accounting firm. The Board of Directors unanimously recommends a vote FOR the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026.
In the vote on the Stockholder Proposal, stockholders may (1) vote For the proposal; (2) vote Against the proposal; or (3) Abstain from voting on the proposal. Approval of the Stockholder Proposal will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. The Board of Directors unanimously recommends a vote AGAINST the approval of the Stockholder Proposal.
In the Say on Pay Advisory Vote, stockholders may (1) vote For the proposal; (2) vote Against the proposal; or (3) Abstain from voting on the proposal. Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules will require the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on the proposal. This resolution is advisory and not binding on the Company, the Board of Directors or the Talent and Compensation Committee. The Board of Directors unanimously recommends a vote FOR the approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules.

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9.  Q:
How will Hyatt’s dual class ownership structure impact the outcome of the voting at the Annual Meeting?

A:
The holders of our Class A common stock are entitled to one vote per share and the holders of our Class B common stock are entitled to ten votes per share on all matters to be voted upon at the Annual Meeting. Holders of Class A common stock and Class B common stock will vote together as a single class on all matters to be voted upon at the Annual Meeting.

At the close of business on March 23, 2026, we had outstanding and entitled to vote 41,008,496 shares of Class A common stock and 53,131,473 shares of Class B common stock. Collectively, the holders of Class A common stock on such date will be entitled to an aggregate of 41,008,496 votes, and, collectively, the holders of Class B common stock on such date will be entitled to an aggregate of 531,314,730 votes, on all matters to be voted upon at the Annual Meeting. Therefore, for all matters to be voted upon at the Annual Meeting, the holders of our Class B common stock will collectively hold approximately 92.8% of the total voting power of our outstanding common stock. See Question 10 for additional information.
10. Q:
How will voting agreements entered into with or among Hyatt’s major stockholders impact the outcome of the voting at the Annual Meeting?

A:
Voting agreements entered into with or among Hyatt’s major stockholders will result in substantially all of the shares of our Class B common stock being voted consistent with the recommendations of Hyatt’s Board of Directors. Pursuant to the terms of the Amended and Restated Global Hyatt Agreement (the “Amended and Restated Global Hyatt Agreement”) and the Amended and Restated Foreign Global Hyatt Agreement (the “Amended and Restated Foreign Global Hyatt Agreement”), Pritzker family business interests, which beneficially own in the aggregate 50,861,078 shares of our Class B common stock and 766,775 shares of our Class A common stock, or approximately 89.0% of the total voting power of our outstanding common stock, have agreed to vote their shares of our common stock consistent with the recommendation of our Board of Directors with respect to all matters (assuming agreement as to any such matter by a majority of a minimum of three independent directors (excluding for such purposes any Pritzker)) or, in the case of transactions involving us and an affiliate, assuming agreement of all of such minimum of three independent directors (excluding for such purposes any Pritzker). These voting agreements expire on the date upon which more than 75% of our fully diluted shares of common stock is owned by non-Pritzker family business interests. The remaining 2,270,395 shares of our Class B common stock, or approximately 4.0% of the total voting power of our outstanding common stock, are beneficially owned by another existing stockholder who has entered into the Global Hyatt Corporation 2007 Stockholders’ Agreement (the “2007 Stockholders’ Agreement”) with us. The voting provisions of the 2007 Stockholders’ Agreement, which provided that shares of Class B common stock covered by the agreement would be voted consistent with the recommendation of our Board of Directors, without any separate requirement that our independent directors agree with the recommendation, expired on February 16, 2026, the date Mr. Thomas J. Pritzker retired as Executive Chairman of our Board of Directors. While the voting agreements pursuant to the Amended and Restated Global Hyatt Agreement and the Amended and Restated Foreign Global Hyatt Agreement are in effect, they may provide our Board of Directors with effective control over matters requiring stockholder approval. Because our Board of Directors (including all of our independent directors) has recommended a vote FOR proposal one, FOR proposal two, AGAINST proposal three, and FOR proposal four, each stockholder party to the voting agreements currently in effect will be contractually obligated to vote in favor of proposal one, in favor of proposal two, against proposal three, and in favor of proposal four. Because the stockholders party to such voting agreements hold approximately 89.0% of the total voting power of our outstanding common stock, these voting agreements will cause the outcome of the vote on each of the matters to be voted upon at the Annual Meeting to be consistent with the recommendations of our Board of Directors.

As used in this proxy statement, the term “Pritzker family business interests” means (1) various lineal descendants of Nicholas J. Pritzker (deceased) and spouses and adopted children of such descendants; (2) various trusts for the benefit of the individuals described in clause (1) and trustees thereof; and (3) various entities owned and/or controlled, directly and/or indirectly, by the individuals and trusts described in (1) and (2).

74   Hyatt Hotels Corporation   |   2026 Proxy Statement

11. Q:
What is the effect of a “withhold” or an “abstain” vote on the proposals to be voted on at the Annual Meeting?

A:
A “withhold” vote with respect to the election of directors will be considered present for purposes of determining a quorum. Because a plurality of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote with respect to the election of directors is required to elect a director (meaning that the director nominees who receive the highest number of “for” votes will be elected) and each director is running unopposed, a “withhold” vote will have no effect with respect to the outcome of election of directors.

An “abstain” vote with respect to the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026, the Stockholder Proposal, or approval of the Say on Pay Advisory Vote, will be considered present for purposes of determining a quorum. Because the affirmative vote of a majority of the voting power of the shares present virtually or represented by proxy at the Annual Meeting and entitled to vote on each proposal will be required to approve these proposals (meaning that, of the shares represented at the Annual Meeting and entitled to vote on such proposal, a majority of them must be voted “for” the proposal for it to be approved), an “abstain” vote will have the effect of a vote against each of these proposals.
12. Q:
What is the effect of a “broker non-vote” on the proposals to be voted on at the Annual Meeting?

A:
A “broker non-vote” will occur if you are the beneficial owner of shares held by a broker or other custodian and you do not provide the broker or custodian with voting instructions on the election of directors, the Stockholder Proposal, and the Say on Pay Advisory Vote. This is because under applicable NYSE rules, a broker or custodian may not vote on these matters without instruction from the underlying beneficial owner. A broker non-vote is not considered a “vote cast” or “entitled to vote” with respect to these matters and will not have any effect on the outcome of these matters. Under applicable NYSE rules, brokers and custodians may vote on the ratification of Deloitte & Touche LLP as our registered independent public accounting firm for fiscal year 2026 in their discretion, and therefore we do not expect any broker non-votes on this proposal.

13. Q:
Who counts the votes?

A:
EQ Shareowner Services will count the votes. The Board of Directors has appointed a representative of EQ Shareowner Services as the inspector of elections.

14. Q:
Revocation of proxy: May I change my vote after I return my proxy?

A:
Yes, you may revoke your proxy if you are a record holder by:

•
giving written notice of revocation to Hyatt’s Corporate Secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606 prior to the Annual Meeting;

•
submitting a duly executed proxy bearing a later date than the proxy being revoked;

•
 granting a subsequent proxy through the Internet, using the procedures and instructions described on the proxy card, or telephone, by calling the toll-free telephone number on the proxy card; or

•
voting electronically at the Annual Meeting.

Your virtual attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Secretary prior to the Annual Meeting or you vote electronically during the Annual Meeting. If your shares are held in street name, you may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.
15. Q:
What if I sign and return a proxy card but do not specify a choice for a matter when returning the proxy?

A:
Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares: FOR all of the nominees for director named in this proxy statement; FOR the ratification of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal year 2026; AGAINST the approval of the Stockholder Proposal; and FOR the approval of the Say on Pay Advisory Vote.

16. Q:
What constitutes a quorum?

A:
Presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of Hyatt’s common stock entitled to vote at the Annual Meeting will

Hyatt Hotels Corporation   |   2026 Proxy Statement   75

constitute a quorum, permitting the Annual Meeting to proceed and business to be conducted. Proxies received but with items marked as abstentions or containing broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of determining whether a quorum is present.
17. Q:
Where can I find the voting results of the Annual Meeting?

A:
We will publish final results on a Current Report on Form 8-K within four business days of the date of the Annual Meeting.

18. Q:
Who will pay the costs of soliciting these proxies?

A:
We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of common stock for their reasonable costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies may be supplemented by electronic means, mail, facsimile, telephone or personal solicitation by our directors, officers or other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

19. Q:
What happens if additional matters are presented at the Annual Meeting?

A:
Other than the four proposals described in this proxy statement, we are not aware of any other properly submitted business to be acted upon at the Annual Meeting. If you grant a proxy, the persons named as proxy holders, Mr. Mark S. Hoplamazian and Ms. Margaret C. Egan, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting, including matters of which the Company did not receive timely notice. If any of our nominees for director are unavailable, or are unable to serve or for good cause will not serve, the persons named as proxy holders will vote your proxy for such other candidate or candidates, if any, as may be nominated by the Board of Directors.

20. Q:
What is the deadline under Rule 14a-8 under the Securities Exchange Act of 1934, as amended, for stockholders to propose actions to be included in our proxy statement relating to our 2027 annual meeting of stockholders and identified in our form of proxy relating to the 2027 annual meeting?

A:
December 3, 2026 is the deadline for stockholders to submit proposals to be included in our proxy statement relating to our 2027 annual meeting of stockholders and identified in our form of proxy relating to our 2027 annual meeting of stockholders under Rule 14a-8 under the Exchange Act (“Rule 14a-8”). Proposals by stockholders must comply with all requirements of applicable rules of the SEC, including Rule 14a-8, and be received by our Corporate Secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606 no later than the close of business on December 3, 2026. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 and other applicable requirements. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting of stockholders.

21. Q:
What is the deadline under our bylaws for stockholders to nominate persons for election to the board of directors or propose other matters to be considered at our 2027 annual meeting of stockholders?

A:
Stockholders who wish to nominate persons for election to our Board of Directors or propose other matters to be considered at our 2027 annual meeting of stockholders must provide us advance notice of the director nomination or stockholder proposal, as well as the information specified in our bylaws, no earlier than the close of business on January 20, 2027 and no later than the close of business on February 19, 2027. Stockholders are advised to review our bylaws, which contain the requirements for advance notice of director nominations and stockholder proposals. Notice of director nominations and stockholder proposals must be received by our Corporate Secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The requirements for advance notice of stockholder proposals under our bylaws do not apply to proposals properly submitted under Rule 14a-8 under the Exchange Act, as those stockholder proposals are governed by Rule 14a-8. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder

76   Hyatt Hotels Corporation   |   2026 Proxy Statement

proposal that does not comply with our bylaws and other applicable requirements. In addition, stockholders who intend to solicit proxies in support of director nominees other than our nominees must also comply with the additional requirements of Rule 14a-19(b) under the Exchange Act. We intend to file a proxy statement and WHITE proxy card with the SEC in connection with the solicitation of proxies for our 2027 annual meeting of stockholders.
22. Q:
How do I submit a potential director nominee for consideration by the board of directors for nomination?

A:
You may submit names of potential director nominees for consideration by the Board of Directors’ Nominating and Corporate Governance Committee for nomination by our Board of Directors at the 2027 annual meeting of stockholders. Your submission should be mailed to our Corporate Secretary at our principal executive offices at 150 North Riverside Plaza, Chicago, Illinois 60606. The section titled “Corporate Governance — Committees of the Board of Directors — Nominating and Corporate Governance Committee” in this proxy statement describes the information required to be set forth in your submission, and provides information on the nomination process used by our Nominating and Corporate Governance Committee and our Board of Directors. The deadline has passed to submit a potential director nominee to be considered for nomination by our Board of Directors at the Annual Meeting. December 1, 2026 is the deadline to submit a potential director nominee for consideration by our Board of Directors for nomination at the 2027 annual meeting of stockholders.

Hyatt Hotels Corporation   |   2026 Proxy Statement   77

Availability of Annual Report on Form 10-K

For stockholders receiving paper copies of this proxy statement, a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, which includes certain financial information about Hyatt, is also enclosed together with this proxy statement. Copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the SEC (exclusive of exhibits and documents incorporated by reference), may also be obtained for free by directing written requests to: Hyatt Hotels Corporation, Attention: Senior Vice President, Investor Relations, 150 North Riverside Plaza, Chicago, Illinois 60606 (telephone: (312) 750-1234). Copies of exhibits and basic documents filed with the Annual Report on Form 10-K or referenced therein will be furnished to stockholders upon written request and payment of a nominal fee in connection with the furnishing of such documents. You may also obtain the Annual Report on Form 10-K over the Internet at the SEC’s website, www.sec.gov, or on our website, www.hyatt.com, under the heading “Investor Relations — Financials — SEC Filings.”
List of the Company’s Stockholders

A list of our stockholders as of March 23, 2026, the record date for the Annual Meeting, will be available for inspection at our corporate headquarters during ordinary business hours throughout the 10-day period prior to the Annual Meeting. Please contact our corporate secretary at (312) 750-1234 if you wish to inspect the list of stockholders prior to the Annual Meeting.
Delivery of Proxy Materials to Households

We will send multiple copies of the Annual Report on Form 10-K, proxy statement, proxy card and Notice of Annual Meeting to households at which two or more stockholders reside. If you share an address with another stockholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:
•
If your shares are registered in your own name, please contact our transfer agent by writing to them at EQ Shareowner Services, P.O. Box 64854, St. Paul, MN 55164-0854 (Attn: Hyatt Hotels Corporation Representative) or calling 1-800-468-9716.

•
If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

78   Hyatt Hotels Corporation   |   2026 Proxy Statement

Other Matters That May Come Before the Annual Meeting

Our Board of Directors knows of no matters other than those identified in this proxy statement or referred to in the accompanying Notice of Annual Meeting of Stockholders which may properly come before the Annual Meeting. However, if any other matter should be properly presented for consideration and voting at the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named as proxies on the enclosed proxy card to vote the shares represented by all valid proxy cards in accordance with their judgment of what is in the best interest of Hyatt Hotels Corporation.
By Order of the Board of Directors
Mark S. Hoplamazian
Chairman, President and Chief Executive Officer
Chicago, Illinois
April 2, 2026

Hyatt Hotels Corporation   |   2026 Proxy Statement   79

Appendix A
Adjusted Compensation Earnings Before Interest Expense, Taxes, Depreciation, and Amortization (“Adjusted Compensation EBITDA”)
This proxy statement refers to Adjusted Compensation EBITDA, which, as we define it, is a measure that is not recognized in accordance with accounting principles generally accepted in the United States of America (“GAAP”). We define Adjusted Compensation EBITDA as Adjusted EBITDA, as defined below, for the year ended December 31, 2025; plus variable compensation expense included in consolidated Adjusted EBITDA. We believe Adjusted Compensation EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance for incentive compensation purposes.
Adjusted Earnings Before Interest Expense, Taxes, Depreciation, and Amortization (“Adjusted EBITDA”)
Adjusted EBITDA, as we define it, is a non-GAAP measure. We define Adjusted EBITDA as net income (loss) attributable to Hyatt Hotels Corporation plus net income (loss) attributable to noncontrolling interests and our pro rata share of unconsolidated owned and leased hospitality ventures’ Adjusted EBITDA, primarily based on our ownership percentage of each owned and leased venture, adjusted to exclude the following items:
•
payments to customers (“contra revenue”), including performance cure payments and amortization of management and hotel services agreement and franchise agreement assets (“key money assets”);

•
revenues for reimbursed costs;

•
reimbursed costs that we intend to recover over the long term;

•
stock-based compensation expense;

•
transaction and integration costs;

•
depreciation and amortization;

•
equity earnings (losses) from unconsolidated hospitality ventures;

•
interest expense;

•
gains (losses) on sales of real estate and other;

•
asset impairments;

•
other income (loss), net; and

•
benefit (provision) for income taxes.

We calculate consolidated Adjusted EBITDA by adding the Adjusted EBITDA of each of our reportable segments and eliminations to unallocated overhead expenses.
Our board of directors and executive management team focus on Adjusted EBITDA as one of the key performance and compensation measures both on a segment and on a consolidated basis. Adjusted EBITDA assists us in comparing our performance over various reporting periods on a consistent basis because it removes from our operating results the impact of items that do not reflect our core operations both on a segment and on a consolidated basis. Our President and Chief Executive Officer, who is our chief operating decision maker, also evaluates the performance of each of our reportable segments and determines how to allocate resources to those segments, in part, by assessing the Adjusted EBITDA of each segment. In addition, the talent and compensation committee of our board of directors determines the annual variable compensation and long-term incentive compensation for certain members of our management based in part on financial measures including and/or derived from consolidated Adjusted EBITDA, segment Adjusted EBITDA, or some combination of both.
We believe Adjusted EBITDA is useful to investors because it provides investors with the same information that we use internally for purposes of assessing our operating performance and making compensation decisions and facilitates our comparison of results with our prior-period and forecasted results as well as our industry and competitors.
Adjusted EBITDA excludes certain items that can vary widely across different industries and among companies within the same industry, including interest expense and benefit or provision for income taxes, which are dependent on company specifics, including capital structure, credit ratings, tax policies, and jurisdictions in which they

A-1   Hyatt Hotels Corporation   |   2026 Proxy Statement

operate; depreciation and amortization, which are dependent on company policies including how the assets are utilized as well as the lives assigned to the assets; contra revenue, which is dependent on company policies and strategic decisions regarding payments to hotel owners; and stock-based compensation expense, which varies among companies as a result of different compensation plans companies have adopted.
We exclude revenues for reimbursed costs and reimbursed costs which relate to the reimbursement of payroll costs and system-wide services and programs that we operate for the benefit of our hotel owners as contractually we do not provide services or operate the related programs to generate a profit or bear a loss over the long term. If we collect amounts in excess of amounts spent, we have a commitment to our hotel owners to spend these amounts on the related system-wide services and programs. Additionally, if we spend in excess of amounts collected, we have a contractual right to adjust future collections or expenditures to recover prior-period costs. These timing differences are due to our discretion to spend in excess of revenues earned or less than revenues earned in a single period to ensure that the system-wide services and programs are operated in the best long-term interests of our hotel owners. Over the long term, these programs and services are not designed to impact our economics, either positively or negatively, and instead are designed to result in a cumulative break-even balance. Therefore, we exclude the net impact when evaluating period-over-period changes in our operating results. Adjusted EBITDA includes reimbursed costs related to system-wide services and programs that we do not intend to recover from hotel owners.
Finally, we exclude other items that are not core to our operations and may vary in frequency or magnitude, such as transaction and integration costs, asset impairments, unrealized and realized gains and losses on marketable securities, and gains and losses on sales of real estate and other.
Adjusted EBITDA is not a substitute for net income (loss) attributable to Hyatt Hotels Corporation, net income (loss), or any other measure prescribed by GAAP. There are limitations to using non-GAAP measures such as Adjusted EBITDA. Although we believe that Adjusted EBITDA can make an evaluation of our operating performance more consistent because it removes items that do not reflect our core operations, other companies in our industry may define Adjusted EBITDA differently than we do. As a result, it may be difficult to use Adjusted EBITDA or similarly named non-GAAP measures that other companies may use to compare the performance of those companies to our performance. Because of these limitations, Adjusted EBITDA should not be considered as a measure of the income or loss generated by our business. Our management compensates for these limitations by referencing our GAAP results and using Adjusted EBITDA supplementally.
Management and Franchising Segment Adjusted Compensation EBITDA
This proxy statement refers to Management and Franchising Segment Adjusted Compensation EBITDA, which, as we define it, is a non-GAAP measure. We define Management and Franchising Segment Adjusted Compensation EBITDA as Management and Franchising Segment Adjusted EBITDA, for the year ended December 31, 2025; plus variable compensation expense included in Management and Franchising Segment Adjusted EBITDA.

Hyatt Hotels Corporation   |   2026 Proxy Statement   A-2

Non-GAAP Measure Reconciliations
Reconciliation of Net Loss Attributable to Hyatt Hotels Corporation to Consolidated Adjusted EBITDA and Components of Adjusted Compensation EBITDA
(in millions)	Year Ended December 31, 2025
Net loss attributable to Hyatt Hotels Corporation	$(52)
Contra revenue	86
Revenues for reimbursed costs	(3,629)
Reimbursed costs	3,682
Stock-based compensation expense(a)	68
Transaction and integration costs	173
Depreciation and amortization	325
Equity (earnings) losses from unconsolidated hospitality ventures	46
Interest expense	317
(Gains) losses on sales of real estate and other	15
Asset impairments	40
Other (income) loss, net	(101)
Provision for income taxes	130
Net income attributable to noncontrolling interests	3
Pro rata share of unconsolidated owned and leased hospitality ventures’ Adjusted EBITDA	56
Adjusted EBITDA	$1,159
Variable compensation expense	$45

(a)
Includes amounts recognized in general and administrative expenses, owned and leased expenses, and distribution expenses; excludes amounts recognized in transaction and integration costs.

Reconciliation of Management and Franchising Segment Contribution to Net Income Attributable to Hyatt Hotels Corporation to Management and Franchising Segment Adjusted EBITDA and Components of Management and Franchising Segment Adjusted Compensation EBITDA
(in millions)	Year Ended December 31, 2025
Management and franchising segment contribution to net income attributable to Hyatt Hotels Corporation	$667
Contra revenue	86
Revenues for reimbursed costs	(3,629)
Reimbursed costs	3,682
Stock-based compensation expense(a)	18
Transaction and integration costs	2
Depreciation and amortization	115
Equity (earnings) losses from unconsolidated hospitality ventures	36
Interest expense	5
(Gains) losses on sales of real estate and other	2
Asset impairments	31
Other (income) loss, net	(146)
Provision for income taxes(b)	68
Net income attributable to noncontrolling interests	3
Management and Franchising Segment Adjusted EBITDA	$940
Variable compensation expense	$19

(a)
Includes amounts recognized in general and administrative expenses.

(b)
Excludes certain tax adjustments that were recognized at the consolidated Hyatt level.

A-3   Hyatt Hotels Corporation   |   2026 Proxy Statement

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945 Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. :INTERNET/MOBILE – www.proxydocs.com/h Use the Internet to vote your proxy. Scan code below for mobile voting. (PHONE – 1-866-883-3382 Use a touch-tone telephone to vote your proxy. *MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card. Please detach here The Board of Directors unanimously recommends a vote “FOR” each of the nominees in Proposal 1, a vote “FOR” Proposal 2, a vote “AGAINST” Proposal 3, and a vote “FOR” Proposal 4. 1.Election of Directors: Class II (to hold office until the 2029 annual meeting of stockholders)■Vote FOR■Vote WITHHELD 01 Gianni Marostica03 Richard C. Tuttleall nomineesfrom all nominees 02 Heidi O’Neill(except as marked) (Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.) 2.Ratification of the Appointment of Deloitte & Touche LLP as Hyatt Hotels Corporation’s Independent Registered Public Accounting Firm for Fiscal Year 2026.■For■Against■Abstain 3.Stockholder proposal requesting the issuance of a report analyzing whether Hyatt could disclose its overall plastics use.■For■Against■Abstain 4.Approval, on an advisory basis, of the compensation paid to our named executive officers as disclosed pursuant to the Securities and Exchange Commission’s compensation disclosure rules.■For■Against■Abstain THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE IN PROPOSAL 1, “FOR” PROPOSAL 2, “AGAINST” PROPOSAL 3, AND “FOR” PROPOSAL 4. Address Change? Mark box, sign, and indicate changes below: Date Signature(s) in Box Please sign exactly as your name(s) appears on Proxy. If held in joint tenancy, all persons should sign. Trustees, adminis trators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy.

HYATT HOTELS CORPORATION ANNUAL MEETING OF STOCKHOLDERS Wednesday, May 20, 2026 9:30 a.m., Central Time The Annual Meeting of Stockholders will be hosted as a virtual event via the Internet. To register for the virtual meeting, please follow the instructions below: • Visit www.proxydocs.com/h on your smartphone, tablet or computer. • As a stockholder, you will then be required to enter your control number which is located in the upper right hand corner on the reverse side of this proxy card. • After registering, you will receive a confirmation email and an email approximately 1 hour prior to the start of the virtual meeting to the email address you provided during registration with a unique link to attend the virtual meeting. Hyatt Hotels Corporation 150 North Riverside Plaza Chicago IL 60606proxy This proxy is solicited by the Board of Directors for use at the Annual Meeting of Stockholders on May 20, 2026. The shares of stock you hold in your account will be voted as you specify on the reverse side. If no choice is specified, the proxy will be voted “FOR” each director nominee in Proposal 1, “FOR” Proposal 2, “AGAINST” Proposal 3, and “FOR” Proposal 4. By signing the proxy, you revoke all prior proxies and appoint Mark S. Hoplamazian and Margaret C. Egan, and each of them, with full power of substitution, as proxies and attorneys-in-fact to vote your shares as directed with respect to each of the proposals shown on the reverse side and in their discretion (1) with respect to any other matters which may properly come before the Annual Meeting of Stockholders and any adjournment or postponement thereof and (2) for the election of such other candidate or candidates as may be nominated by the board of directors if any nominee named herein becomes unable to serve or for good cause will not serve. Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 20, 2026. The proxy statement for the Annual Meeting of Stockholders and Annual Report for the fiscal year ended December 31, 2025 are available at www.proxydocs.com/h See reverse for voting instructions.